UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21413

Name of Fund:  BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate Income Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2016

Date of reporting period: 08/31/2016

Item 1 – Report to Stockholders

AUGUST 31, 2016

ANNUAL REPORT

BlackRock Defined Opportunity Credit Trust (BHL)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, while, in contrast, the European Central Bank and the Bank of Japan increased stimulus, even introducing negative interest rates. The U.S. dollar had strengthened considerably, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices. Also during this time period, oil prices collapsed due to excess global supply. China showed signs of slowing economic growth and declining confidence in the country’s policymakers stoked worries about the potential impact on the global economy. Risk assets (such as equities and high yield bonds) struggled as volatility increased.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies, and oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding interest rates down — central bank accommodation, an aging population in need of income, and institutions such as insurance companies and pension plans needing to meet liabilities — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors.

Market volatility touched a year-to-date low in August, which may be a signal that investors have become complacent given persistent macro risks: Geopolitical turmoil continues to loom. A surprise move from the Fed — i.e., raising rates sooner than expected — has the potential to roil markets. And perhaps most likely to stir things up — the U.S. presidential election.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.60%	12.55%
U.S. small cap equities (Russell 2000® Index)	20.87	8.59
International equities (MSCI Europe, Australasia, Far East Index)	10.35	(0.12)
Emerging market equities (MSCI Emerging Markets Index)	22.69	11.83
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.23
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.22	7.35
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.68	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.35	7.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	15.56	9.12
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2016	BlackRock Defined Opportunity Credit Trust

Fund Overview

BlackRock Defined Opportunity Credit Trust’s (BHL) (the “Fund”) primary investment objective is to provide high current income, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing substantially all of its assets in loan and debt instruments and loan-related and debt-related instruments (collectively “credit securities”). The Fund invests, under normal market conditions, at least 80% of its managed assets in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) credit securities that are rated below investment grade by a nationally recognized credit rating organization or unrated securities that are deemed to be of comparable quality by the investment adviser; and (iv) investment grade corporate bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives.

BHL is scheduled to terminate no later than December 31, 2017.

No assurance can be given that the Fund’s investment objectives will be achieved.

Performance and Portfolio Management Commentary

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BHL[1,2]	8.79%	3.91%
Lipper Loan Participation Funds[3]	10.37%	3.86%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

Credit markets produced positive returns during the 12-month period, with initial declines during the first half of the period giving way to a rebound in the second half. Floating rate loan interests (bank loans) benefited from the steadily improving appetite for credit during the period, but underperformed high yield bonds. Commodity-focused assets make up less of the overall bank loan universe compared to the high yield bond market, and so the recovery in the energy and metals & mining industries during the period did not benefit loans to the same degree. The Fund’s tactical allocation to high yield bonds contributed to performance.

•	Leading positive contributors to the Fund’s absolute performance included loan holdings within technology, health care, and consumer services.
•

Primary detractors from the Fund’s performance included small positions in equities and equity-like assets, as well as credit positions in the oilfield services and integrated energy industries within the energy sector.

Describe recent portfolio activity.

•

During the period, the Fund maintained its overall focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Fund has concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. In order to capture momentum from the recovery in commodity-related assets, the Fund selectively added to its fixed rate high yield bond allocation. From a sector standpoint, the Fund added to names in the technology and health care sectors, while trimming exposure in the pharmaceuticals and lodging sectors.

Describe portfolio positioning at period end.

•

The Fund held a majority of its total portfolio in floating rate bank loans, with a modest position in relatively conservative high yield corporate bonds. The Fund maintained its highest concentration in higher coupon B-rated loans of select issuers while limiting exposure to low coupon BB-rated loans. Additionally, the Fund held a reduced position in CCC-rated loans, while also avoiding the more volatile segments of that universe, such as oilfield services, metals & mining, and media companies. Leading individual positions included Level 3 Communications, Inc. (wirelines), Altice NV (cable & satellite), and First Data Corp. (technology).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Defined Opportunity Credit Trust

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	BHL
Initial Offering Date	January 31, 2008
Current Distribution Rate on Closing Market Price as of August 31, 2016 ($13.42)[1]	4.56%
Current Monthly Distribution per Common Share[2]	$0.051
Current Annualized Distribution per Common Share[2]	$0.612
Economic Leverage as of August 31, 2016[3]	26%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$13.42	$12.95	3.63%	$13.61	$12.50
Net Asset Value	$13.70	$13.84	(1.01)%	$13.87	$12.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments

Portfolio Composition	8/31/16	8/31/15
Floating Rate Loan Interests	95%	94%
Corporate Bonds	4	3
Asset-Backed Securities	1	3
Short-Term Securities[4]	—	—
Other[5]	—	—

[4]	Representing less than 1% of the Fund’s total investments.

[5]	Includes less than 1% holding in each of the following investments types: Common Stocks, Investment Companies, Non-Agency Mortgage-Backed Securities and Warrants.

Credit Quality Allocation[6,7]	8/31/16		8/31/15
A	—	[4]	1%
BBB/Baa	11%		8
BB/Ba	45		45
B	39		40
CCC/Caa	2		3
N/R	3		3

[6]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used.

Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[7]	Excludes Short-Term Securities.

ANNUAL REPORT	AUGUST 31, 2016	5

Fund Summary as of August 31, 2016	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance and Portfolio Management Commentary

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
FRA[1,2]	12.14%	5.00%
Lipper Loan Participation Funds[3]	10.37%	3.86%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

Credit markets produced positive returns during the 12-month period, with initial declines during the first half of the period giving way to a rebound in the second half. Floating rate loan interests (bank loans) benefited from the steadily improving appetite for credit during the period, but underperformed high yield bonds. Commodity-focused assets make up less of the overall bank loan universe compared to the high yield bond market, and so the recovery in the energy and metals & mining industries during the period did not benefit loans to the same degree. The Fund’s tactical allocation to high yield bonds also contributed to performance.

•	Leading positive contributors to the Fund’s absolute performance included loan holdings within technology, health care, and consumer services.
•

Primary detractors from the Fund’s performance included small positions in equities and equity-like assets, as well as credit positions in the oilfield services and integrated energy industries within the energy sector.

Describe recent portfolio activity.

•

During the period, the Fund maintained its overall focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Fund has concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. In order to capture momentum from the recovery in commodity-related assets, the Fund selectively added to its fixed rate high yield bond allocation. From a sector standpoint, the Fund added to positions in the technology and health care sectors, while trimming exposure in the pharmaceuticals and lodging sectors.

Describe portfolio positioning at period end.

•

The Fund held a majority of its total portfolio in floating rate bank loans, with a modest position in relatively conservative high yield corporate bonds. The Fund maintained its highest concentration in higher coupon B-rated loans of select issuers while limiting exposure to low coupon BB-rated loans. Additionally, the Fund held a reduced position in CCC-rated loans, while also avoiding the more volatile segments of that universe, such as oilfield services, metals & mining, and media companies. Leading individual positions included Level 3 Communications, Inc. (wirelines), Altice NV (cable & satellite), and First Data Corp. (technology).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Information

Symbol on NYSE	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2016 ($13.70)[1]	5.34%
Current Monthly Distribution per Common Share[2]	$0.061
Current Annualized Distribution per Common Share[2]	$0.732
Economic Leverage as of August 31, 2016[3]	29%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$13.70	$12.94	5.87%	$13.70	$11.97
Net Asset Value	$14.78	$14.91	(0.87)%	$14.94	$13.91

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments

Portfolio Composition	8/31/16		8/31/15
Floating Rate Loan Interests	93%		92%
Asset-Backed Securities	3		4
Corporate Bonds	4		3
Common Stocks	—	[4]	1
Short-Term Securities[4]	—		—
Other[5]	—		—

[4]	Representing less than 1% of the Fund’s total investments.
[5]

Includes a less than 1% holding in each of the following investment types: Investment Companies, Non-Agency Mortgage-Backed Securities, Options Purchased, Other Interests, Preferred Securities and Warrants.

Credit Quality Allocation[6,7]	8/31/16		8/31/15
A	—	[4]	1%
BBB/Baa	11%		8
BB/Ba	44		44
B	39		40
CCC/Caa	3		3
N/R	3		4

[6]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[7]	Excludes Short-Term Securities.

ANNUAL REPORT	AUGUST 31, 2016	7

Fund Summary as of August 31, 2016	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance and Portfolio Management Commentary

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BLW[1,2]	17.59%	7.78%
Lipper High Yield Funds (Leveraged)[3]	18.69%	7.88%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

The largest contributors to the Fund’s absolute performance over the period were its exposures to high yield corporate bonds, senior loans, investment grade corporate bonds and capital securities. Allocations to domestic commercial mortgage-backed securities (“CMBS”) and asset backed securities (“ABS”) also supported returns.

•	The largest detractor from the Fund’s absolute performance over the period was its allocation to non-U.S.-domiciled CMBS, especially issuers located in the United Kingdom and Europe.

•	The Fund held derivatives during the period including Treasury futures, currency forwards, options and credit default swaps. The derivatives were primarily used to adjust duration (sensitivity to interest rate movements) and yield curve exposure, and to manage credit and currency risk.

Describe recent portfolio activity.

•

Over the period, the Fund maintained a generally consistent spread duration (sensitivity to credit spreads) while rotating its sector exposure. Given the investment adviser’s view that interest rates will likely remain range-bound in the near term, the Fund’s allocation to collateralized loan obligations was reduced and was reallocated toward emerging market debt and high-beta sovereign names. This scenario would reduce the risk of a sharply rising U.S. dollar and expand the potential for emerging market countries to cut interest rates. In addition, the Fund’s high yield exposure was rotated toward European issuers to take advantage of favorable technical market conditions caused by the European Central Bank’s buying program, and to diversify away from U.S. commodity-related issuers. In addition, the Fund’s duration was increased and its exposure to floating rate securities was reduced, consistent with the investment adviser’s view that rates will not move materially higher any time soon.

Describe portfolio positioning at period end.

•

The Fund maintained a diversified exposure to non-government spread sectors including high yield, senior loans, investment grade corporate credit, CMBS, ABS, as well as agency and non-agency residential mortgage-backed securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Limited Duration Income Trust

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2016 ($15.74)[1]	6.63%
Current Monthly Distribution per Common Share[2]	$0.087
Current Annualized Distribution per Common Share[2]	$1.044
Economic Leverage as of August 31, 2016[3]	30%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$15.74	$14.60	7.81%	$15.82	$13.31
Net Asset Value	$16.84	$17.04	(1.17)%	$17.10	$15.41

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments

Portfolio Composition	8/31/16	8/31/15
Corporate Bonds	42%	38%
Floating Rate Loan Interests	26	26
Asset-Backed Securities	10	16
Non-Agency Mortgage-Backed Securities	8	10
Preferred Securities	8	8
Foreign Agency Obligations	4	1
U.S. Government Sponsored Agency Securities	1	1
U.S. Treasury Obligations	1	—
Other[4]	—	—

[4]	Includes a less than 1% holding in each of the following investment types: Common Stocks, Investment Companies, Options Purchased, Options Written, Other Interests, Short-Term Securities and Warrants.

Credit Quality Allocation[5,6]	8/31/16	8/31/15
AAA/Aaa[7]	4%	2%
AA/Aa	1	2
A	7	8
BBB/Baa	19	17
BB/Ba	32	31
B	25	25
CCC/Caa	4	5
N/R	8	10

[5]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[6]	Excludes Options Purchased, Options Written and Short-Term Securities.

[7]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	AUGUST 31, 2016	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue debt up to 33 1/3% of their total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having values not less than the value of a Fund’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments August 31, 2016	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Common Stocks (a)		Shares	Value
Oil, Gas & Consumable Fuels — 0.0%
Vantage Drilling International		46	—
Specialty Retail — 0.0%
Things Remembered, Inc.		215,057	$2

Asset-Backed Securities (b)(c)	Par (000)
Asset-Backed Securities — 1.5%
ALM XIV Ltd., Series 2014-14A, Class C, 4.19%, 7/28/26	USD	463	448,357
ALM XVII Ltd., Series 2015-17A, Class C1, 4.83%, 1/15/28		250	238,125
Atlas Senior Loan Fund Ltd., Series 2014-6A, Class D, 4.38%, 10/15/26		250	236,643
Atrium CDO Corp., Series 9A, Class D, 4.33%, 2/28/24		250	243,816
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 5.20%, 1/20/25		250	250,023
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 4.47%, 11/14/26		250	235,974
Webster Park CLO Ltd., Series 2015-1A, Class B1, 3.80%, 1/20/27		250	251,268
Total Asset-Backed Securities — 1.5%			1,904,206

Corporate Bonds
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		244	246,633
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		37	38,180
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18		590	611,387

			896,200
Commercial Services & Supplies — 0.2%
ADT Corp., 4.13%, 6/15/23		224	219,520
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 3.59%, 12/01/17 (c)		68	68,170

			287,690
Communications Equipment — 0.1%
Avaya, Inc., 7.00%, 4/01/19 (b)		85	63,325
Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (b)(c):
3.86%, 12/15/19		260	262,600
4.07%, 5/15/21		249	253,357

Corporate Bonds	Par (000)		Value
Containers & Packaging (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 4.13%, 7/15/21 (b)(c)	USD	1,160	$1,177,400

			1,693,357
Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc.:
4.41%, 1/15/18 (c)		228	229,140
6.13%, 1/15/21		127	131,763

			360,903
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20 (a)(b)(d)		234	76,006
Health Care Providers & Services — 0.1%
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (b)		75	76,406
Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc., 6.25%, 7/15/22		340	347,225
Media — 1.2%
Altice Financing SA (b):
6.63%, 2/15/23		200	208,250
7.50%, 5/15/26		200	210,500
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		358	375,005
SFR Group SA (b):
6.00%, 5/15/22		200	204,400
6.25%, 5/15/24		240	241,800
7.38%, 5/01/26		255	263,288

			1,503,243
Metals & Mining — 0.4%
Freeport-McMoRan, Inc., 2.38%, 3/15/18		506	497,778
Oil, Gas & Consumable Fuels — 1.1%
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (b)		155	165,850
Concho Resources, Inc., 5.50%, 4/01/23		20	20,650
CONSOL Energy, Inc., 5.88%, 4/15/22		376	340,280
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		20	20,800
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (b)		50	50,500
MEG Energy Corp., 7.00%, 3/31/24 (b)		60	48,300
Newfield Exploration Co., 5.63%, 7/01/24		20	20,650
NGPL PipeCo LLC, 7.12%, 12/15/17 (b)		85	88,719
RSP Permian, Inc., 6.63%, 10/01/22		20	20,800
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		345	363,112
5.88%, 6/30/26 (b)		140	149,800
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (b)(e)		70	71,750

			1,361,211
Total Corporate Bonds — 5.8%			7,163,344

Portfolio Abbreviations

ABS	Asset-Backed Security	EUR	Euro	PIK	Payment-In-Kind
ADS	American Depositary Shares	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
BRL	Brazilian Real	KRW	South Korean Won	SGD	Singapore Dollar
CAD	Canadian Dollar	LIBOR	London Interbank Offered Rate	S&P	Standard and Poor’s
CHF	Swiss Franc	LOC	Letter of Credit	USD	U.S. Dollar
CLO	Collateralized Loan Obligation	MXN	Mexican Peso	ZAR	South African Rand
DIP	Debtor-In-Possession	NOK	Norwegian Krone
ETF	Exchange-Traded Fund	OTC	Over-the-Counter

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	11

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

Floating Rate Loan Interests (c)	Par (000)		Value
Aerospace & Defense — 1.9%
BE Aerospace, Inc., 2014 Term Loan B, 3.75%, 12/16/21	USD	507	$511,334
Camp International Holding Co., 2016 1st Lien Term Loan, 4.75%, 8/11/23		230	228,372
Engility Corp.:
Term Loan B1, 4.88%, 8/12/20		80	80,450
Term Loan B2, 5.75%, 8/12/23		155	156,363
TransDigm, Inc.:
2015 Term Loan E, 3.75%, 5/14/22		217	216,716
2016 Delayed Draw Term Loan F, 3.75%, 6/09/23		133	132,683
2016 Extended Term Loan F, 3.75%, 6/09/23		647	645,655
2016 Term Loan F, 3.75%, 6/09/23		148	147,425
Term Loan D, 3.75%, 6/04/21		259	257,939

			2,376,937
Air Freight & Logistics — 1.0%
CEVA Group PLC, Synthetic LOC, 6.50%, 3/19/21		156	124,243
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		161	128,072
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		25	20,059
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		222	176,651
XPO Logistics, Inc., Term Loan B2, 4.25%, 10/30/21		803	806,994

			1,256,019
Airlines — 0.6%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		317	317,784
Northwest Airlines, Inc.:
2.75%, 3/10/17		60	59,108
2.13%, 9/10/18		136	132,844
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		252	252,044

			761,780
Auto Components — 1.8%
Autoparts Holdings Ltd.:
1st Lien Term Loan, 7.00%, 7/29/17		569	537,835
2nd Lien Term Loan, 11.00%, 1/29/18		200	171,570
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		322	273,014
Gates Global, Inc., Term Loan B, 4.25%, 7/06/21		1,088	1,070,745
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 3.75%, 4/30/19		200	200,150

			2,253,314
Automobiles — 0.6%
FCA US LLC, Term Loan B:
2018, 3.25%, 12/31/18		109	109,454
3.50%, 5/24/17		602	602,550

			712,004
Banks — 0.3%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		254	253,183
2nd Lien Term Loan, 8.25%, 6/03/21		68	66,885

			320,068
Biotechnology — 0.2%
AMAG Pharmaceuticals, Inc., 2015 1st Lien Term Loan, 4.75%, 8/13/21		188	187,687
Building Materials — 1.2%
USAGM HoldCo LLC:
2015 2nd Lien Term Loan, 9.50%, 7/28/23		145	143,187
2015 Term Loan, 4.75%, 7/28/22		548	537,145

Floating Rate Loan Interests (c)	Par (000)		Value
Building Materials (continued)
USAGM HoldCo LLC (continued):
2016 Incremental Term Loan, 5.50%, 7/28/22	USD	801	$799,985

			1,480,317
Building Products — 2.8%
Continental Building Products LLC, 1st Lien Term Loan, 3.50%, 8/10/23		259	259,615
CPG International, Inc., Term Loan, 4.75%, 9/30/20		1,172	1,169,533
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		267	266,050
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		416	418,359
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		289	289,244
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		503	504,512
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		107	107,116
Term Loan B, 4.00%, 10/31/19		489	488,598

			3,503,027
Capital Markets — 0.7%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18		145	140,019
RPI Finance Trust, Term Loan B4, 3.50%, 11/09/20		776	780,362

			920,381
Chemicals — 4.6%
Allnex (Luxembourg) & Cy SCA:
2016 Term Loan B2, 5.00%, 5/31/23		97	97,380
Term Loan B1, 4.50%, 10/03/19		249	248,305
Allnex USA, Inc.:
Term Loan B2, 4.50%, 10/03/19		129	128,834
Term Loan B3, 5.00%, 5/31/23		73	73,365
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		459	461,087
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/30/20		26	26,383
Charter NEX US Holdings, Inc., Term Loan B, 5.25%, 2/07/22		257	258,970
Chemours Co., Term Loan B, 3.75%, 5/12/22		280	275,900
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		68	59,291
Huntsman International LLC:
2013 Incremental Term Loan, 3.75%, 10/01/21		303	304,040
2016 Term Loan B, 4.25%, 4/01/23		200	200,374
Klockner-Pentaplast of America, Inc., Term Loan, 5.00%, 4/28/20		268	269,159
MacDermid, Inc.:
1st Lien Term Loan, 5.50%, 6/07/20		387	386,358
Term Loan B2, 5.50%, 6/07/20		32	31,884
Term Loan B3, 5.50%, 6/07/20		722	721,645
OXEA Finance LLC, Term Loan B2, 4.25%, 1/15/20		720	684,186
PQ Corp., Term Loan, 5.75%, 11/04/22		314	315,906
Royal Holdings, Inc.:
2015 1st Lien Term Loan, 4.50%, 6/19/22		257	257,964
2015 2nd Lien Term Loan, 8.50%, 6/19/23		110	108,350
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/31/21		349	344,815
2nd Lien Term Loan, 7.75%, 7/31/22		390	372,645
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		105	104,934

			5,731,775
Commercial Services & Supplies — 7.3%
ADMI Corp., 2015 Term Loan B, 5.25%, 4/30/22		262	263,438
ADS Waste Holdings, Inc., Term Loan B2, 3.75%, 10/09/19		700	698,830

See Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

Floating Rate Loan Interests (c)	Par (000)		Value
Commercial Services & Supplies (continued)
Aramark Services, Inc.:
Term Loan E, 3.25%, 9/07/19	USD	450	$450,877
Term Loan F, 3.25%, 2/24/21		192	192,109
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		636	628,362
Catalent Pharma Solutions, Inc., Term Loan B, 4.25%, 5/20/21		947	952,110
Connolly Corp.:
1st Lien Term Loan, 4.50%, 5/14/21		853	854,005
2nd Lien Term Loan, 8.00%, 5/14/22		35	35,266
Creative Artists Agency LLC, Term Loan B, 5.00%, 12/17/21		236	236,991
Dealer Tire LLC, Term Loan B, 5.50%, 12/22/21		212	212,763
Employbridge LLC, Exit Term Loan, 7.50%, 5/16/20		141	120,373
GCA Services Group, Inc., 2016 Term Loan, 5.75%, 3/01/23		429	431,426
KAR Auction Services, Inc.:
Term Loan B2, 3.94%, 3/11/21		302	303,958
Term Loan B3, 4.25%, 3/09/23		404	408,787
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/18/19		301	278,147
Prime Security Services Borrower LLC:
1st Lien Term Loan, 4.75%, 7/01/21		43	43,365
2016 Incremental Term Loan B1, 4.75%, 5/02/22		273	274,288
PSSI Holdings LLC, Term Loan B, 5.00%, 12/02/21		369	370,298
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		981	971,359
TruGreen Limited Partnership, 1st Lien Term Loan B, 6.50%, 4/13/23		230	231,150
US Ecology, Inc., Term Loan, 3.75%, 6/17/21		154	154,532
US Security Associates Holdings, Inc., 2016 Term Loan, 6.00%, 7/14/23		454	453,596
Waste Industries USA, Inc., 2016 Term Loan, 3.50%, 2/27/20		503	503,667

			9,069,697
Communications Equipment — 1.9%
Applied Systems, Inc.:
1st Lien Term Loan, 4.00%, 1/25/21		176	176,323
2nd Lien Term Loan, 7.50%, 1/24/22		84	84,308
CommScope, Inc., Term Loan B5, 3.75%, 12/29/22		208	209,077
Riverbed Technology, Inc., 2016 Term Loan, 5.00%, 4/24/22		441	443,507
Telesat Canada, Term Loan B2, 3.50%, 3/28/19		139	139,106
Zayo Group LLC, Term Loan B, 3.75%, 5/06/21		1,270	1,271,276

			2,323,597
Construction & Engineering — 0.8%
AECOM Technology Corp., 2014 Term Loan B, 3.75%, 10/15/21		84	84,176
CNT Holdings III Corp., Term Loan B, 5.25%, 1/22/23		284	285,234
Safway Group Holding LLC, Term Loan B, 5.75%, 8/19/23		655	655,000

			1,024,410
Construction Materials — 1.5%
Filtration Group Corp., 1st Lien Term Loan, 4.25%, 11/21/20		795	793,558
HD Supply, Inc., 2015 Term Loan B, 3.75%, 8/13/21		839	843,106
Headwaters, Inc., 2016 Term Loan B, 4.00%, 3/24/22		163	162,519
McJunkin Red Man Corp., Term Loan, 5.00%, 11/08/19		99	96,150

			1,895,333

Floating Rate Loan Interests (c)	Par (000)		Value
Containers & Packaging — 2.1%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19	USD	503	$504,260
Berry Plastics Holding Corp., Term Loan H, 3.75%, 10/03/22		1,243	1,242,320
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		861	863,746

			2,610,326
Distributors — 0.4%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		338	338,230
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		215	212,031

			550,261
Diversified Consumer Services — 3.3%
AssuredPartners, Inc., 2015 1st Lien Term Loan, 5.75%, 10/21/22		707	709,357
Bright Horizons Family Solutions, Inc.:
Incremental Term Loan B1, 4.25%, 1/30/20		79	78,918
Term Loan B, 3.75%, 1/30/20		622	624,081
CT Technologies Intermediate Holdings, Inc., 1st Lien Term Loan, 5.25%, 12/01/21		272	266,150
J.D. Power and Associates, 1st Lien Term Loan, 5.25%, 5/24/23		285	286,069
Laureate Education, Inc., Term Loan B, 8.16%, 3/17/21		55	54,787
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		383	373,438
ServiceMaster Co., 2014 Term Loan B, 4.25%, 7/01/21		1,693	1,703,340

			4,096,140
Diversified Financial Services — 0.9%
AlixPartners LLP, 2015 Term Loan B, 4.50%, 7/28/22		432	433,896
Diamond US Holding LLC, Term Loan B, 4.75%, 12/17/21		222	217,931
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		402	400,677

			1,052,504
Diversified Telecommunication Services — 3.6%
Hawaiian Telcom Communications, Inc., Term Loan B, 5.25%, 6/06/19		510	511,543
Integra Telecom, Inc.:
2015 1st Lien Term Loan, 5.25%, 8/14/20		504	499,021
2nd Lien Term Loan, 9.75%, 2/12/21		168	158,692
Level 3 Financing, Inc.:
2013 Term Loan B, 4.00%, 1/15/20		2,330	2,341,650
2019 Term Loan, 4.00%, 8/01/19		350	350,995
Telenet International Finance Sarl, Term Loan AD, 4.25%, 6/30/24		550	551,071

			4,412,972
Electrical Equipment — 0.7%
Texas Competitive Electric Holdings Co. LLC:
2016 DIP Term Loan B, 5.00%, 10/31/17		614	615,789
2016 DIP Term Loan C, 5.00%, 10/31/17		140	140,375
Extended Term Loan, 4.97%, 10/10/17 (a)(d)		380	121,600

			877,764
Electronic Equipment, Instruments & Components — 0.1%
CPI Acquisition, Inc., Term Loan B, 5.50%, 8/17/22		176	171,092
Energy Equipment & Services — 0.3%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		173	172,426
Exgen Texas Power LLC, Term Loan B, 5.75%, 9/16/21		235	188,870

			361,296

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	13

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

Floating Rate Loan Interests (c)	Par (000)		Value
Food & Staples Retailing — 3.2%
Albertsons LLC:
2016 Term Loan B4, 4.50%, 8/25/21	USD	1,011	$1,015,210
2016 Term Loan B5, 4.75%, 12/21/22		82	82,280
Hostess Brands LLC:
1st Lien Term Loan, 4.50%, 8/03/22		491	493,621
2nd Lien Term Loan, 8.50%, 8/03/23		16	15,645
Rite Aid Corp.:
5.75%, 8/21/20		278	279,088
4.88%, 6/21/21		562	562,364
US Foods, Inc., 2016 Term Loan B, 4.00%, 6/27/23		1,485	1,491,504

			3,939,712
Food Products — 2.5%
Blue Ribbon LLC, Term Loan, 5.00%, 11/13/21		399	401,505
CTI Foods Holding Co. LLC, 1st Lien Term Loan, 4.50%, 6/29/20		243	233,414
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		604	606,059
Pinnacle Foods Finance LLC:
2016 Term Loan I, 3.27%, 1/13/23		114	115,045
Term Loan G, 3.25%, 4/29/20		605	606,723
Reddy Ice Corp., 1st Lien Term Loan, 6.75%, 5/01/19		359	327,255
Reynolds Group Holdings, Inc., 2016 Term Loan, 4.25%, 2/05/23		791	791,966

			3,081,967
Health Care Equipment & Supplies — 4.0%
Alere, Inc.:
2015 Term Loan A, 3.50%, 6/18/20		106	104,255
2015 Term Loan B, 4.25%, 6/18/22		432	426,374
Auris Luxembourg III Sarl, Term Loan B4, 4.25%, 1/15/22		555	556,026
Capsugel Holdings US, Inc., Term Loan B, 4.00%, 7/31/21		869	873,285
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		1,067	1,027,844
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		143	141,516
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		513	496,924
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		694	681,733
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		616	600,621

			4,908,578
Health Care Providers & Services — 9.8%
Acadia Healthcare Co., Inc.:
Term Loan B, 3.75%, 2/11/22		110	110,182
Term Loan B2, 4.50%, 2/16/23		488	489,378
Air Medical Group Holdings, Inc., Term Loan B, 4.25%, 4/28/22		103	101,894
Amsurg Corp., 1st Lien Term Loan B, 3.50%, 7/16/21		686	686,288
CHG Healthcare Services, Inc., 2016 Term Loan B, 4.75%, 6/07/23		768	772,399
Community Health Systems, Inc.:
Term Loan F, 4.08%, 12/31/18		298	293,086
Term Loan G, 3.75%, 12/31/19		554	532,182
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, 6.50%, 2/07/22		346	345,625
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		2,171	2,182,096
Envision Healthcare Corp., Term Loan:
4.25%, 5/25/18		965	965,363
B2, 4.50%, 10/28/22		204	204,167
HC Group Holdings III, Inc., Term Loan B, 6.00%, 4/07/22		326	326,570

Floating Rate Loan Interests (c)	Par (000)		Value
Health Care Providers & Services (continued)
HCA, Inc.:
Term Loan B6, 3.77%, 3/17/23	USD	1,179	$1,192,253
Term Loan B7, 3.57%, 2/15/24		163	164,720
National Mentor Holdings, Inc., Term Loan B, 4.25%, 1/31/21		105	104,907
NVA Holdings, Inc.:
1st Lien Term Loan, 4.75%, 8/14/21		4	3,676
2016 Term Loan, 5.50%, 8/14/21		256	255,788
Precyse Acquisition Corp., 2016 1st Lien Term Loan, 6.50%, 10/20/22		376	376,732
Sterigenics-Nordion Holdings LLC, 2015 Term Loan B, 4.25%, 5/15/22		715	712,370
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		435	435,010
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/22		504	505,821
Team Health, Inc., 2016 Term Loan, 3.75%, 11/23/22		486	487,068
U.S. Renal Care, Inc., 2015 Term Loan B, 5.25%, 12/31/22		392	377,565
Vizient, Inc., 1st Lien Term Loan, 6.25%, 2/13/23		464	468,768

			12,093,908
Health Care Technology — 0.8%
Emdeon Business Services LLC, Term Loan B3, 3.75%, 11/02/18		55	54,897
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		943	942,902

			997,799
Hotels, Restaurants & Leisure — 8.6%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		575	568,835
2nd Lien Term Loan, 8.00%, 8/01/22		227	224,807
AMF Bowling Centers, Inc., 2016 Term Loan, 6.00%, 8/17/23		263	260,809
Boyd Gaming Corp.:
Term Loan B, 4.00%, 8/14/20		218	218,341
Term Loan B2, 4.00%, 8/16/23		480	481,800
Burger King Newco Unlimited Liability Co., Term Loan B2, 3.75%, 12/10/21		1,073	1,076,891
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		1,733	1,693,403
CCM Merger, Inc., Term Loan B, 4.50%, 8/08/21		316	317,871
Diamond Resorts Corp., Term Loan, 7.00%, 5/09/21		436	436,329
Eldorado Resorts LLC, Term Loan B, 4.25%, 7/23/22		481	481,149
ESH Hospitality, Inc., 2016 Term Loan B, 3.80%, 8/16/23		730	731,518
Hilton Worldwide Finance LLC:
2016 Term Loan B2, 3.21%, 10/26/23		540	542,303
Term Loan B1, 3.50%, 10/26/20		53	52,822
La Quinta Intermediate Holdings LLC, Term Loan B, 3.75%, 4/14/21		188	186,194
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		585	586,831
MPH Acquisition Holdings LLC, 2016 Term Loan B, 5.00%, 6/07/23		620	626,460
RHP Hotel Properties LP, Term Loan B, 3.50%, 1/15/21		289	289,678
Sabre, Inc.:
Incremental Term Loan, 4.50%, 2/19/19		93	92,966
Term Loan B, 4.00%, 2/19/19		490	491,307
Scientific Games International, Inc.:
2014 Term Loan B1, 6.00%, 10/18/20		266	265,908
2014 Term Loan B2, 6.00%, 10/01/21		181	180,875
Station Casinos LLC, 2016 Term Loan B, 3.75%, 6/08/23		574	574,242

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

Floating Rate Loan Interests (c)	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc., 1st Lien Term Loan B, 3.26%, 6/16/23	USD	330	$331,944

			10,713,283
Household Products — 0.8%
Bass Pro Group LLC, 2015 Term Loan, 4.00%, 6/05/20		180	178,902
Spectrum Brands, Inc., Term Loan, 3.50%, 6/23/22		833	836,327

			1,015,229
Independent Power and Renewable Electricity Producers — 4.1%
Aria Energy Operating LLC, Term Loan, 5.50%, 5/27/22		280	268,513
Calpine Construction Finance Co., LP, Term Loan B1, 3.00%, 5/03/20		362	357,332
Calpine Corp.:
Term Loan B5, 3.50%, 5/27/22		116	115,586
Term Loan B6, 4.00%, 1/15/23		483	484,886
Term Loan B7, 3.64%, 5/02/23		299	299,662
Dynegy, Inc., Escrow, 5.00%, 6/27/23		800	800,128
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 12/19/16		1,370	1,375,256
Granite Acquisition, Inc.:
Term Loan B, 5.00%, 12/19/21		750	729,996
Term Loan C, 5.00%, 12/19/21		33	32,610
NRG Energy, Inc., 2016 Term Loan B, 3.50%, 6/30/23		385	384,457
Terra-Gen Finance Co. LLC, Term Loan B, 5.25%, 12/09/21		346	292,096

			5,140,522
Industrial Conglomerates — 0.1%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		111	95,610
Insurance — 2.0%
AmWINS Group LLC, 2014 2nd Lien Term Loan, 9.50%, 9/04/20		144	144,964
Asurion LLC:
2nd Lien Term Loan, 8.50%, 3/03/21		245	244,020
Term Loan B1, 5.00%, 5/24/19		622	621,974
Term Loan B4, 5.00%, 8/04/22		444	443,508
Sedgwick Claims Management Services, Inc.:
2016 1st Lien Term Loan, 5.25%, 3/01/21		205	206,154
1st Lien Term Loan, 3.75%, 3/01/21		450	444,030
2nd Lien Term Loan, 6.75%, 2/28/22		410	405,215

			2,509,865
Internet & Catalog Retail — 0.6%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, 4.00%, 8/19/23		692	692,949
Internet Software & Services — 0.7%
Go Daddy Operating Co. LLC, Term Loan B, 4.25%, 5/13/21		564	565,878
WaveDivision Holdings LLC, Term Loan B, 4.00%, 10/15/19		334	334,135

			900,013
IT Services — 5.0%
Abacus Innovations Corp., Term Loan B, 3.57%, 1/26/23		918	922,305
Cision US Inc., Term Loan B, 7.00%, 6/16/23		280	265,650
First Data Corp., 2021 Extended Term Loan, 4.52%, 3/24/21		3,003	3,017,196
Global Payments Inc., Term Loan B, 4.02%, 4/22/23		660	663,869
Vantiv LLC, 2014 Term Loan B, 3.50%, 6/13/21		383	384,221
WEX, Inc., Term Loan B, 4.25%, 7/01/23		910	916,334

			6,169,575

Floating Rate Loan Interests (c)	Par (000)		Value
Machinery — 2.1%
Allison Transmission, Inc., Term Loan B3, 3.50%, 8/23/19	USD	272	$272,051
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/30/20		237	238,021
Term Loan B3, 4.25%, 8/30/20		72	72,750
Infiltrator Systems, Inc., 2016 Term Loan B, 4.50%, 5/27/22		336	336,300
Mueller Water Products, Inc., Term Loan B, 4.00%, 11/26/21		177	177,596
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		528	527,561
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		808	718,711
Wabash National Corp., 2015 Term Loan B, 4.25%, 3/16/22		200	200,211

			2,543,201
Manufacture Goods — 0.1%
KP Germany Erste GmbH, 1st Lien Term Loan, 5.00%, 4/28/20		114	115,025
Media — 13.4%
Altice U.S. Finance I Corp., Extended Term Loan, 4.25%, 12/14/22		1,070	1,073,604
Cengage Learning Acquisitions, Inc., 2016 Term Loan B, 5.25%, 6/07/23		511	509,795
Charter Communications Operating LLC:
2016 Term Loan H, 3.25%, 8/24/21		239	240,099
2016 Term Loan I, 3.50%, 1/24/23		1,881	1,890,744
CSC Holdings LLC, 2015 Term Loan B, 5.00%, 10/09/22		1,107	1,115,762
Hemisphere Media Holdings LLC, Term Loan B, 5.00%, 7/30/20		365	364,073
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		555	550,303
iHeartCommunications, Inc.:
Extended Term Loan E, 8.02%, 7/30/19		110	84,059
Term Loan D, 7.27%, 1/30/19		1,321	1,012,527
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		759	719,823
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.50%, 1/07/22		275	270,875
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/16/20		112	112,048
MCC Iowa LLC, Term Loan J, 3.75%, 6/30/21		123	122,705
Mediacom Communications Corp., Term Loan F, 2.95%, 3/31/18		249	248,951
MGOC, Inc., Term Loan B, 4.00%, 7/31/20		484	483,961
Numericable Group SA, Term Loan B5, 4.56%, 7/31/22		85	84,802
Numericable U.S. LLC:
Term Loan B6, 4.75%, 2/10/23		925	927,801
Term Loan B7, 5.00%, 1/15/24		279	280,766
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		1,022	1,020,633
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		39	38,962
Trader Corp., Term Loan, 5.50%, 8/09/23		350	350,220
Tribune Media Co., Term Loan, 3.75%, 12/27/20		888	890,055
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		1,782	1,780,799
UPC Financing Partnership, Term Loan AN, 3.00%, 8/31/24		345	343,761
Virgin Media Investment Holdings Ltd.:
Term Loan E, 4.25%, 6/30/23	GBP	650	852,412
Term Loan F, 3.65%, 6/30/23	USD	525	525,117

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	15

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

Floating Rate Loan Interests (c)	Par (000)		Value
Media (continued)
Ziggo Financing Partnership:
Term Loan B1, 3.65%, 1/15/22	USD	280	$278,124
Term Loan B2A, 3.70%, 1/15/22		182	181,320
Term Loan B3, 3.70%, 1/15/22		299	297,775

			16,651,876
Metals & Mining — 0.8%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		100	12,000
FMG Resources August 2006 Property Ltd., Term Loan B, 3.75%, 6/30/19		74	73,998
Freeport McMoran Copper & Gold Inc., Term Loan A, 3.28%, 5/31/18		151	149,826
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22		781	781,881

			1,017,705
Multiline Retail — 2.2%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		800	798,735
2nd Lien Term Loan, 8.50%, 3/26/20		199	199,380
Dollar Tree, Inc., Term Loan B1, 3.50%, 7/06/22		856	857,538
Hudson’s Bay Co., 2015 Term Loan B, 4.75%, 9/30/22		497	497,406
Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		372	349,186

			2,702,245
Oil, Gas & Consumable Fuels — 4.2%
California Resources Corp.:
Second Out Term Loan, 11.50%, 8/04/21		570	597,075
Term Loan A, 3.70%, 10/01/19		403	383,113
Chesapeake Energy Corp., Term Loan, 8.50%, 8/15/21		739	761,721
CITGO Holding, Inc., 2015 Term Loan B, 9.50%, 5/12/18		238	239,063
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		230	105,510
Energy Transfer Equity LP, Term Loan:
2015, 4.04%, 12/02/19		225	223,031
3.29%, 12/02/19		47	45,792
EP Energy LLC, 2016 Term Loan, 9.75%, 8/16/21		106	104,308
EWT Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		132	131,954
Green Energy Partners/Stonewall LLC, Term Loan B1, 6.50%, 11/13/21		205	193,213
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		715	656,255
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		319	302,974
Power Buyer LLC, 1st Lien Term Loan, 4.25%, 5/06/20		114	113,602
PowerTeam Services LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		105	103,950
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/20		60	52,211
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		12	9,750
Stonewall Gas Gathering LLC, Term Loan B, 8.75%, 1/28/22		179	181,657
TPF II Power LLC, Term Loan B, 5.00%, 10/02/21		471	473,080
Veresen Midstream Limited Partnership, Term Loan B1, 5.25%, 3/31/22		575	568,778

			5,247,037
Personal Products — 1.0%
Prestige Brands, Inc., Term Loan B3, 3.50%, 9/03/21		541	543,164
Revlon Consumer Products Corp., 2016 Term Loan B, 1.00%, 7/22/23		680	678,980

			1,222,144

Floating Rate Loan Interests (c)	Par (000)		Value
Pharmaceuticals — 6.1%
Akorn, Inc., Term Loan B, 5.25%, 4/16/21	USD	563	$567,780
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		207	206,892
DPx Holdings BV, 2014 Incremental Term Loan, 4.25%, 3/11/21		1,499	1,492,835
Endo Luxembourg Finance Co. I Sarl, 2015 Term Loan B, 3.75%, 9/26/22		515	511,830
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.44%, 2/27/21		1,412	1,421,064
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		1,314	1,317,913
NBTY, Inc., Term Loan B, 5.00%, 5/05/23		400	399,640
Valeant Pharmaceuticals International, Inc.:
Series A3 Tranche A, 4.28%, 10/20/18		120	120,385
Series A4 Tranche A, 4.26%, 4/01/20		130	129,086
Series C2 Term Loan B, 5.25%, 12/11/19		884	884,726
Series D2 Term Loan B, 5.00%, 2/13/19		350	349,792
Series E Term Loan B, 5.25%, 8/05/20		209	208,638

			7,610,581
Professional Services — 2.9%
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		581	576,474
2014 2nd Lien Term Loan, 7.50%, 7/25/22		160	152,133
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		816	815,275
Sterling Infosystems, Inc., 1st Lien Term Loan B, 5.75%, 6/20/22		367	365,249
TransUnion LLC, Term Loan B2, 3.50%, 4/09/21		1,667	1,672,144

			3,581,275
Real Estate Investment Trusts (REITs) — 1.5%
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, 10/24/22		539	538,738
MGM Growth Properties LLC, 2016 Term Loan B, 4.00%, 4/25/23		1,248	1,258,304

			1,797,042
Real Estate Management & Development — 1.6%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		489	491,618
DTZ U.S. Borrower LLC, 2015 1st Lien Term Loan, 4.25%, 11/04/21		545	542,161
Realogy Corp.:
2016 Term Loan B, 3.75%, 7/20/22		714	717,864
Term Loan A, 2.50%, 10/23/20		252	249,254

			2,000,897
Semiconductors & Semiconductor Equipment — 2.8%
Avago Technologies Cayman Ltd., Term Loan B3, 3.51%, 2/01/23		2,046	2,063,758
Cavium, Inc., Term Loan B, 3.75%, 8/16/22		210	210,525
Microsemi Corp., 2015 Term Loan B, 3.75%, 1/15/23		100	100,692
NXP BV, 2015 Term Loan B, 3.75%, 12/07/20		1,010	1,015,446
ON Semiconductor Corp., Term Loan B, 5.25%, 3/31/23		125	126,540

			3,516,961
Software — 6.2%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		236	225,035
Evertec Group LLC, Term Loan B, 3.25%, 4/17/20		114	112,204
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		842	831,989
Informatica Corp., Term Loan, 4.50%, 8/05/22		923	890,798
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		142	120,372

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

Floating Rate Loan Interests (c)	Par (000)		Value
Software (continued)
Kronos, Inc.:
2nd Lien Term Loan, 9.75%, 4/30/20	USD	409	$417,420
Initial Incremental Term Loan, 4.50%, 10/30/19		485	486,933
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/13/20		491	489,336
2nd Lien Term Loan, 8.50%, 10/11/21		350	339,063
SolarWinds, Inc., 2016 Term Loan, 5.50%, 2/03/23		730	732,373
Solera LLC, Term Loan B, 5.75%, 3/03/23		239	240,683
Sophia LP, 2015 Term Loan B, 4.75%, 9/30/22		403	403,067
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.00%, 7/08/22		1,136	1,142,609
2015 Term Loan B2, 4.00%, 7/08/22		144	144,964
Vertafore, Inc., 2016 1st Lien Term Loan, 4.75%, 6/30/23		1,085	1,086,660

			7,663,506
Specialty Retail — 2.4%
Equinox Holdings, Inc., Repriced Term Loan B, 5.00%, 1/31/20		294	294,976
Leslie’s Poolmart, Inc., 2016 Term Loan, 5.25%, 7/27/23		275	276,719
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		534	537,590
Term Loan B, 3.75%, 1/28/20		507	509,026
Party City Holdings, Inc., 2015 Term Loan B, 4.49%, 8/19/22		705	705,404
Petco Animal Supplies, Inc.:
2016 Term Loan B1, 5.00%, 1/26/23		179	180,567
2016 Term Loan B2, 5.00%, 1/26/23		373	375,748
Things Remembered, Inc., 2016 Term Loan, 1.00%, 2/29/20		215	94,517

			2,974,547
Technology Hardware, Storage & Peripherals — 1.3%
Dell International LLC, Term Loan B2, 4.00%, 4/29/20		314	314,893
Dell, Inc.:
2016 Term Loan B, 4.00%, 5/24/23		575	578,082
Term Loan C, 3.75%, 10/29/18		514	513,339
Linxens France SA, Term Loan, 5.00%, 10/14/22		179	179,213

			1,585,527
Textiles, Apparel & Luxury Goods — 0.6%
Ascend Performance Materials Operations LLC, Term Loan B, 6.75%, 8/12/22		552	543,584
J. Crew Group, Inc., Term Loan B, 4.00%, 3/05/21		77	60,521
Samsonite International SA, Term Loan B, 4.00%, 5/12/23		115	116,150

			720,255
Thrifts & Mortgage Finance — 0.4%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21		494	494,836
Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc., Term Loan B, 4.00%, 10/01/22		317	317,573
Nexeo Solutions LLC, 2016 Term Loan, 5.25%, 6/09/23		60	60,188

			377,761
Transportation — 0.2%
Gruden Acquisition, Inc., 1st Lien Term Loan, 5.75%, 8/18/22		289	257,713

Floating Rate Loan Interests (c)	Par (000)		Value
Wireless Telecommunication Services — 2.7%
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 6/15/20 (a)(d)(f)	USD	1,677	$1,521,934
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		1,132	1,130,388
T-Mobile USA, Inc., Term Loan B, 3.50%, 11/09/22		631	635,133

			3,287,455
Total Floating Rate Loan Interests — 133.6%			165,575,300

Non-Agency Mortgage-Backed Securities — 0.3%
Collateralized Mortgage Obligations — 0.3%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (b)(c)		304	304,763

Investment Companies		Shares
Capital Markets — 0.4%
Eaton Vance Floating-Rate Income Trust		12	169
Eaton Vance Senior Income Trust		3,347	21,086
iShares iBoxx $ High Yield Corporate Bond ETF (g)		5,864	508,467
Total Investment Companies — 0.4%			529,722

Warrants — 0.0%
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		691	1,408
Total Long-Term Investments (Cost — $176,025,294) — 141.6%			175,478,745

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.33% (g)(h)		220,100	220,100
Total Short-Term Securities (Cost — $220,100) — 0.2%			220,100
Total Investments (Cost — $176,245,394) — 141.8%			175,698,845
Liabilities in Excess of Other Assets — (41.8)%			(51,782,581)

Net Assets — 100.0%			$123,916,264

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	17

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate as of period end.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	When-issued security.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(g)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Shares Purchased	Shares Sold	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	254,052	—	(33,952)[1]	220,100	$220,100	$1,098
iShares iBoxx $ High Yield Corporate Bond ETF	—	5,864	—	5,864	508,467	2,015
Total					$728,567	$3,113

[1] Represents net shares sold.

(h)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(4)	10-Year U.S. Treasury Note	December 2016	$523,688	$(340)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	857,832	GBP	651,000	HSBC Bank PLC	9/06/16	$2,920
USD	853,722	GBP	651,000	Royal Bank of Scotland PLC	10/05/16	(1,833)
Total						$1,087

OTC Total Return Swaps

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums (Received)	Unrealized Appreciation
IBoxx USD Liquid High Yield Index	3-Month LIBOR Plus 0.00%[1]	JPMorgan Chase Bank N.A.	N/A	12/20/16	USD	125	$6,714	—	$6,714
[1] Fund pays the total return of the reference entity and receives the floating rate.

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Forward foreign currency exchange contracts	Net unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$2,920	—	—	$2,920
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	—	—	$6,714	—	6,714

Total		—	—	—	$2,920	$6,714	—	$9,634

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$340	—	$340
Forward foreign currency exchange contracts	Net unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,833	—	—	1,833

Total		—	—	—	$1,833	$340	—	$2,173

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Realized Gain (Loss) From:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Futures contracts	—	—	—	—	$(22,589)	—	$(22,589)
Forward foreign currency exchange contracts	—	—	—	$156,900	—	—	156,900
Swaps	—	$(20,991)	—	—	(113)	—	(21,104)

Total	—	$(20,991)	—	$156,900	$(22,702)	—	$113,207

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(843)	—	$(843)
Forward foreign currency exchange contracts	—	—	—	$(10,253)	—	—	(10,253)
Swaps	—	$7,012	—	—	6,714	—	13,726

Total	—	$7,012	—	$(10,253)	$5,871	—	$2,630

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$517,563
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,534,673
Credit default swaps:
Average notional value — sell protection	$1,243,500	[1]
Total return swaps:
Average notional value	$62,500
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	19

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$2,920	$1,833
Swaps — OTC	6,714	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	9,634	1,833

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$9,634	$1,833

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank PLC	$2,920	—	—	—	$2,920
JPMorgan Chase Bank N.A.	6,714	—	—	—	6,714

	$9,634	—	—	—	$9,634

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Royal Bank of Scotland PLC	$1,833	—	—	—	$1,833
[1] Net amount represents the net amount receivable from the counterparty in the event of default.
[2] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,414,813	$489,393	$1,904,206
Common Stocks	—	—	2	2
Corporate Bonds	—	7,163,344	—	7,163,344
Floating Rate Loan Interests	—	157,782,588	7,792,712	165,575,300
Investment Companies	$529,722	—	—	529,722
Non-Agency Mortgage-Backed Securities	—	304,763	—	304,763
Warrants	—	—	1,408	1,408
Unfunded Floating Rate Loan Interests[1]	—	1,293	—	1,293
Short-Term Securities	220,100	—	—	220,100

Total	$749,822	$166,666,801	$8,283,515	$175,700,138

Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$2,920	—	$2,920
Interest rate contracts	—	6,714	—	6,714
Liabilities:
Foreign currency exchange contracts	—	(1,833)	—	(1,833)
Interest rate contracts	$(340)	—	—	(340)

Total	$(340)	$7,801	—	$7,461

[1] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
[2] Derivative financial instruments are forward foreign currency exchange contracts, futures contracts, and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (concluded)	BlackRock Defined Opportunity Credit Trust (BHL)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$94,917	—	—	$94,917
Cash pledged for futures contracts	5,700	—	—	5,700
Foreign currency at value	669	—	—	669
Liabilities:
Bank borrowings payable	—	$(44,000,000)	—	(44,000,000)

Total	$101,286	$(44,000,000)	—	$(43,898,714)

During the year ended August 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Floating Rate Loan Interests	Warrants	Total
Assets:
Opening balance, as of August 31, 2015	—	$1,801,100	$7,593,019	$5,940	$9,400,059
Transfers into Level 3[1]	—	—	4,221,805	—	4,221,805
Transfers out of Level 3[2]	—	—	(2,415,126)	—	(2,415,126)
Accrued discounts/premiums	—	3,467	9,159	—	12,626
Net realized gain (loss)	—	(234,932)	(395,383)	—	(630,315)
Net change in unrealized appreciation (depreciation)[3,4]	$2	(429)	166,252	(4,532)	161,293
Purchases	—	488,209	3,326,862	—	3,815,071
Sales	—	(1,568,022)	(4,713,876)	—	(6,281,898)
Closing balance, as of August 31, 2016	$2	$489,393	$7,792,712	$1,408	$8,283,515

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016[4]	—	$835	$42,253	$(4,532)	$38,556

[1]    As of August 31, 2015, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2016, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]    As of August 31, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]    Any difference between net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	21

Consolidated Schedule of Investments August 31, 2016	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Common Stocks (a)		Shares	Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		143,928	$4,318
GEO Specialty Chemicals, Inc. (b)(e)		23,849	715

			5,033
Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.		309,827,230	105,341
Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.		14,906	11,299
Oil, Gas & Consumable Fuels — 0.0%
Southcross Holdings LP		99	29,700
Vantage Drilling International		189	—

			29,700
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.		1,860	18,526
Specialty Retail — 0.0%
Things Remembered, Inc.		932,803	9
Total Common Stocks — 0.0%			169,908

Asset-Backed Securities (b)(c)	Par (000)
ALM Loan Funding:
Series 2012-5A, Class BR, 3.68%, 10/18/27	USD	250	250,316
Series 2013-7RA, Class C, 4.16%, 4/24/24		825	803,373
Series 2013-7RA, Class D, 5.71%, 4/24/24		900	842,512
ALM XIV Ltd., Series 2014-14A, Class C, 4.19%, 7/28/26		463	448,357
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class B, 3.58%, 7/15/27		1,000	987,702
ALM XVII Ltd., Series 2015-17A, Class C1, 4.83%, 1/15/28		500	476,250
AMMC CLO Ltd., Series 2014-15A, Class D, 5.03%, 12/09/26		250	244,375
Ares CLO Ltd., Series 2014-32A, Class C, 5.02%, 11/15/25		1,000	999,939
Ares XXXVII CLO Ltd., Series 2015-4A, Class C, 4.93%, 10/15/26		350	349,925
Atlas Senior Loan Fund Ltd., Series 2014-6A, Class D, 4.38%, 10/15/26		860	814,053
Atrium CDO Corp., Series 9A, Class D, 4.33%, 2/28/24		1,350	1,316,606
Atrium X, Series 10A, Class D, 4.18%, 7/16/25		250	239,501
Atrium XII, Series 12A, Class D, 4.60%, 10/22/26		250	248,300
Benefit Street Partners CLO VIII, Ltd., Series 2015-8A:
Class B, 3.70%, 1/20/28		500	500,720
Class C, 4.60%, 1/20/28		500	471,385
BlueMountain CLO Ltd., Series 2013-1A, Class C, 4.22%, 5/15/25		500	484,589
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class D, 5.20%, 1/20/25		700	700,065
Series 2013-1A, Class C, 4.82%, 2/14/25		250	248,868
CIFC Funding Ltd.:
Series 2013-4A, Class D, 4.33%, 11/27/24		250	242,282

Asset-Backed Securities (b)(c)	Par (000)		Value
CIFC Funding Ltd. (continued):
Series 2014-2A, Class A3L, 3.68%, 5/24/26	USD	280	$277,784
Series 2014-3A, Class C1, 3.50%, 7/22/26		250	249,754
LCM XVIII LP, Series 18A, Class INC, 0.00%, 4/20/27		1,000	662,450
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 4.21%, 10/23/25		620	587,091
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 4.47%, 11/14/26		500	471,948
OZLM Funding Ltd., Series 2012-2A, Class C, 5.11%, 10/30/23		500	499,960
OZLM VII Ltd., Series 2014-7A, Class C, 4.28%, 7/17/26		250	235,136
Regatta Funding LP, Series 2013-2A, Class C, 4.68%, 1/15/25		500	472,457
Seneca Park CLO Ltd., Series 2014-1A, Class C, 3.58%, 7/17/26		250	248,774
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.58%, 7/15/25		250	244,301
Treman Park CLO LLC, Series 2015-1A, Class D, 4.56%, 4/20/27		1,400	1,379,620
Voya CLO Ltd., Series 2014-4A, Class C, 4.67%, 10/14/26		1,000	982,723
Webster Park CLO Ltd., Series 2015-1A, Class C, 4.75%, 1/20/27		500	498,240
Wind River CLO, Ltd., Series 2012-1A Class D, 5.68%, 1/15/24		250	250,575
Total Asset-Backed Securities — 3.2%			17,729,931

Corporate Bonds
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		1,111	1,124,648
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		148	152,719
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18		2,605	2,699,431

			3,976,798
Banks — 0.0%
CIT Group, Inc., 5.00%, 8/01/23		135	143,100
Capital Markets — 0.2%
Blackstone CQP Holdco LP, 2.32%, 3/19/19		1,011	1,021,454
Chemicals — 0.3%
GEO Specialty Chemicals, Inc., 7.50%, 10/30/18 (d)		1,650	1,527,870
Commercial Services & Supplies — 0.2%
ADT Corp., 4.13%, 6/15/23		1,059	1,037,820
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 3.59%, 12/01/17 (c)		295	295,738

			1,333,558
Communications Equipment — 0.0%
Avaya, Inc., 7.00%, 4/01/19 (b)		365	271,925
Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (b)(c):
3.86%, 12/15/19		1,425	1,439,250
4.07%, 5/15/21		1,108	1,127,390
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 4.13%, 7/15/21 (b)(c)		5,360	5,440,400

			8,007,040

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Corporate Bonds	Par (000)		Value
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20 (a)(b)(e)	USD	1,034	$336,009
Health Care Providers & Services — 0.1%
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (b)		325	331,094
Hotels, Restaurants & Leisure — 0.0%
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/16 (a)(e)		120	—
Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc., 6.25%, 7/15/22		1,505	1,536,981
IT Services — 0.0%
Millennium Corp., 12/31/49		3,115	—
Media — 1.3%
Altice Financing SA (b):
6.63%, 2/15/23		550	572,688
7.50%, 5/15/26		835	878,837
Altice US Finance I Corp., 5.38%, 7/15/23 (b)		715	748,069
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		1,671	1,750,372
SFR Group SA (b):
6.00%, 5/15/22		842	860,524
6.25%, 5/15/24		1,040	1,047,800
7.38%, 5/01/26		1,330	1,373,225

			7,231,515
Metals & Mining — 0.4%
Freeport-McMoRan, Inc., 2.38%, 3/15/18		2,246	2,209,502
Oil, Gas & Consumable Fuels — 1.1%
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (b)		670	716,900
Concho Resources, Inc., 5.50%, 4/01/23		80	82,600
CONSOL Energy, Inc., 5.88%, 4/15/22		1,772	1,603,660
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		80	83,200
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (b)		210	212,100
MEG Energy Corp., 7.00%, 3/31/24 (b)		325	261,625
Newfield Exploration Co., 5.63%, 7/01/24		80	82,600
NGPL PipeCo LLC, 7.12%, 12/15/17 (b)		381	397,669
RSP Permian, Inc., 6.63%, 10/01/22		85	88,400
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		1,535	1,615,587
5.88%, 6/30/26 (b)		600	642,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (b)		310	317,750
Vantage Drilling International, 10.00%, 12/31/20		3	—

			6,104,091
Total Corporate Bonds — 6.2%			34,030,937

Floating Rate Loan Interests (c)
Aerospace & Defense — 2.0%
BE Aerospace, Inc., 2014 Term Loan B, 3.75%, 12/16/21		2,217	2,237,740
Camp International Holding Co.:
2016 1st Lien Term Loan, 4.75%, 8/11/23		1,035	1,027,672
2016 2nd Lien Term Loan, 8.25%, 8/12/24		315	314,212
Engility Corp.:
Term Loan B1, 4.88%, 8/12/20		355	356,999
Term Loan B2, 5.75%, 8/12/23		689	693,859

Floating Rate Loan Interests (c)	Par (000)		Value
Aerospace & Defense (continued)
Transdigm, Inc.:
2015 Term Loan E, 3.75%, 5/14/22	USD	869	$866,865
2016 Delayed Draw Term Loan F, 3.75%, 6/09/23		592	589,701
2016 Extended Term Loan F, 3.75%, 6/09/23		2,948	2,940,374
2016 Term Loan F, 3.75%, 6/09/23		658	655,224
Term Loan D, 3.75%, 6/04/21		1,143	1,139,471

			10,822,117
Air Freight & Logistics — 1.2%
CEVA Group PLC, Synthetic LOC, 6.50%, 3/19/21		968	771,094
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		999	795,493
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		157	124,839
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		1,379	1,098,739
XPO Logistics, Inc., Term Loan B2, 4.25%, 10/30/21		3,573	3,588,976

			6,379,141
Airlines — 0.6%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		1,400	1,402,677
Northwest Airlines, Inc.:
2.75%, 3/10/17		261	258,933
2.13%, 9/10/18		598	583,375
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		1,116	1,114,808

			3,359,793
Auto Components — 1.8%
Autoparts Holdings Ltd.:
1st Lien Term Loan, 7.00%, 7/29/17		2,541	2,399,571
2nd Lien Term Loan, 11.00%, 1/29/18		907	779,590
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		1,520	1,289,994
Gates Global, Inc., Term Loan B, 4.25%, 7/06/21		4,898	4,818,666
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 3.75%, 4/30/19		873	873,154
GPX International Tire Corp., Term Loan (a)(e):
12.25%, 3/30/12		1,097	—
PIK, 13.00%, 3/30/12 (f)		18	—

			10,160,975
Automobiles — 0.6%
FCA US LLC, Term Loan B:
2018, 3.25%, 12/31/18		475	475,261
3.50%, 5/24/17		2,706	2,709,213

			3,184,474
Banks — 0.3%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		1,136	1,134,455
2nd Lien Term Loan, 8.25%, 6/03/21		302	296,205

			1,430,660
Biotechnology — 0.1%
AMAG Pharmaceuticals, Inc., 2015 1st Lien Term Loan, 4.75%, 8/13/21		813	813,313
Building Materials — 1.2%
USAGM HoldCo LLC:
2015 2nd Lien Term Loan, 9.50%, 7/28/23		645	636,938
2015 Term Loan, 4.75%, 7/28/22		2,442	2,392,774
2016 Incremental Term Loan, 5.50%, 7/28/22		3,636	3,629,564

			6,659,276

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	23

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests (c)	Par (000)		Value
Building Products — 2.8%
Continental Building Products LLC, 1st Lien Term Loan, 3.50%, 8/10/23	USD	1,129	$1,130,463
CPG International, Inc., Term Loan, 4.75%, 9/30/20		5,140	5,126,687
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		1,180	1,177,444
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		1,885	1,895,978
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		1,290	1,291,132
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		2,219	2,225,269
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		492	491,760
Term Loan B, 4.00%, 10/31/19		2,262	2,259,600

			15,598,333
Capital Markets — 0.7%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18		642	618,111
RPI Finance Trust, Term Loan B4, 3.50%, 11/09/20		3,352	3,369,903

			3,988,014
Chemicals — 4.5%
Allnex (Luxembourg) & Cy SCA:
2016 Term Loan B2, 5.00%, 5/31/23		422	423,888
Term Loan B1, 4.50%, 10/03/19		1,082	1,079,172
Allnex USA, Inc.:
Term Loan B2, 4.50%, 10/03/19		561	559,930
Term Loan B3, 5.00%, 5/31/23		318	319,353
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		2,022	2,030,528
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/30/20		114	114,782
Charter NEX US Holdings, Inc., Term Loan B, 5.25%, 2/07/22		967	973,537
Chemours Co., Term Loan B, 3.75%, 5/12/22		1,243	1,224,685
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		304	263,757
Huntsman International LLC:
2013 Incremental Term Loan, 3.75%, 10/01/21		1,364	1,368,177
2016 Term Loan B, 4.25%, 4/01/23		798	801,495
Klockner-Pentaplast of America, Inc., Term Loan, 5.00%, 4/28/20		1,144	1,149,826
MacDermid, Inc.:
1st Lien Term Loan, 5.50%, 6/07/20		1,686	1,685,368
Term Loan B2, 5.50%, 6/07/20		143	143,049
Term Loan B3, 5.50%, 6/07/20		3,267	3,264,988
OXEA Finance LLC, Term Loan B2, 4.25%, 1/15/20		3,041	2,889,034
PQ Corp., Term Loan, 5.75%, 11/04/22		1,392	1,400,449
Royal Holdings, Inc.:
2015 1st Lien Term Loan, 4.50%, 6/19/22		1,124	1,126,111
2015 2nd Lien Term Loan, 8.50%, 6/19/23		465	458,025
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/31/21		1,518	1,500,673
2nd Lien Term Loan, 7.75%, 7/31/22		1,725	1,648,238
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		460	458,602

			24,883,667
Commercial Services & Supplies — 7.3%
ADMI Corp., 2015 Term Loan B, 5.25%, 4/30/22		1,163	1,170,521
ADS Waste Holdings, Inc., Term Loan B2, 3.75%, 10/09/19		3,075	3,070,279
Aramark Services, Inc.:
Term Loan E, 3.25%, 9/07/19		1,986	1,989,889
Term Loan F, 3.25%, 2/24/21		850	852,174
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		2,832	2,795,946

Floating Rate Loan Interests (c)	Par (000)		Value
Commercial Services & Supplies (continued)
Catalent Pharma Solutions, Inc., Term Loan B, 4.25%, 5/20/21	USD	4,192	$4,213,424
Connolly Corp.:
1st Lien Term Loan, 4.50%, 5/14/21		3,768	3,774,200
2nd Lien Term Loan, 8.00%, 5/14/22		164	162,767
Creative Artists Agency LLC, Term Loan B, 5.00%, 12/17/21		946	947,964
Dealer Tire LLC, Term Loan B, 5.50%, 12/22/21		1,005	1,006,378
Employbridge LLC, Exit Term Loan, 7.50%, 5/16/20		626	535,304
GCA Services Group, Inc., 2016 Term Loan, 5.75%, 3/01/23		1,895	1,906,299
KAR Auction Services, Inc.:
Term Loan B2, 3.94%, 3/11/21		1,326	1,333,492
Term Loan B3, 4.25%, 3/09/23		1,766	1,786,550
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/18/19		1,319	1,220,260
Prime Security Services Borrower LLC:
1st Lien Term Loan, 4.75%, 7/01/21		189	190,607
2016 Incremental Term Loan B1, 4.75%, 5/02/22		1,202	1,209,382
PSSI Holdings LLC, Term Loan B, 5.00%, 12/02/21		1,625	1,629,313
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		4,529	4,482,127
TruGreen Limited Partnership, 1st Lien Term Loan B, 6.50%, 4/13/23		1,015	1,020,075
US Ecology, Inc., Term Loan, 3.75%, 6/17/21		651	652,469
US Security Associates Holdings, Inc., 2016 Term Loan, 6.00%, 7/14/23		2,004	2,000,202
Waste Industries USA, Inc., 2016 Term Loan, 3.50%, 2/27/20		2,105	2,109,105

			40,058,727
Communications Equipment — 2.0%
Applied Systems, Inc.:
1st Lien Term Loan, 4.00%, 1/25/21		774	775,082
2nd Lien Term Loan, 7.50%, 1/24/22		376	376,905
CommScope, Inc., Term Loan B5, 3.75%, 12/29/22		908	910,980
Riverbed Technology, Inc., 2016 Term Loan, 5.00%, 4/24/22		1,963	1,973,995
Telesat Canada:
Term Loan A, 3.99%, 3/28/17	CAD	1,688	1,280,359
Term Loan B2, 3.50%, 3/28/19	USD	254	253,372
Zayo Group LLC, Term Loan B, 3.75%, 5/06/21		5,660	5,664,728

			11,235,421
Construction & Engineering — 0.8%
AECOM Technology Corp., 2014 Term Loan B, 3.75%, 10/15/21		368	370,374
CNT Holdings III Corp., Term Loan B, 5.25%, 1/22/23		1,332	1,336,097
Safway Group Holding LLC, Term Loan B, 5.75%, 8/19/23		2,900	2,900,000

			4,606,471
Construction Materials — 1.5%
Filtration Group Corp., 1st Lien Term Loan, 4.25%, 11/21/20		3,560	3,552,381
HD Supply, Inc., 2015 Term Loan B, 3.75%, 8/13/21		3,728	3,746,597
Headwaters, Inc., 2016 Term Loan B, 4.00%, 3/24/22		728	727,802
McJunkin Red Man Corp., Term Loan, 5.00%, 11/08/19		437	426,268

			8,453,048
Containers & Packaging — 2.0%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		1,818	1,824,370

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests (c)	Par (000)		Value
Containers & Packaging (continued)
Berry Plastics Holding Corp., Term Loan H, 3.75%, 10/03/22	USD	5,491	$5,487,492
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		3,826	3,838,258

			11,150,120
Distributors — 0.4%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		1,506	1,508,806
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		939	928,106

			2,436,912
Diversified Consumer Services — 3.5%
AssuredPartners, Inc., 2015 1st Lien Term Loan, 5.75%, 10/21/22		3,137	3,147,034
Bright Horizons Family Solutions, Inc.:
Incremental Term Loan B1, 4.25%, 1/30/20		236	236,755
Term Loan B, 3.75%, 1/30/20		2,726	2,733,376
CT Technologies Intermediate Holdings, Inc., 1st Lien Term Loan, 5.25%, 12/01/21		1,190	1,166,302
J.D. Power and Associates, 1st Lien Term Loan, 5.25%, 5/24/23		1,260	1,264,725
Laureate Education, Inc., Term Loan B, 8.16%, 3/17/21		239	237,409
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		1,694	1,652,372
ServiceMaster Co., 2014 Term Loan B, 4.25%, 7/01/21		7,458	7,503,044
Wand Intermediate I LP, 1st Lien Term Loan, 4.75%, 9/17/21		1,393	1,394,067

			19,335,084
Diversified Financial Services — 1.3%
AlixPartners LLP, 2015 Term Loan B, 4.50%, 7/28/22		1,906	1,915,128
Diamond US Holding LLC, Term Loan B, 4.75%, 12/17/21		960	944,365
Jefferies Finance LLC, Term Loan, 4.50%, 5/14/20		2,747	2,706,041
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		1,765	1,757,814

			7,323,348
Diversified Telecommunication Services — 3.9%
Hawaiian Telcom Communications, Inc., Term Loan B, 5.25%, 6/06/19		2,662	2,668,709
Integra Telecom, Inc.:
2nd Lien Term Loan, 9.75%, 2/12/21		750	709,940
2015 1st Lien Term Loan, 5.25%, 8/14/20		2,256	2,231,963
Level 3 Financing, Inc.:
2013 Term Loan B, 4.00%, 1/15/20		10,260	10,311,300
2019 Term Loan, 4.00%, 8/01/19		3,105	3,117,898
Telenet International Finance Sarl, Term Loan AD, 4.25%, 6/30/24		2,435	2,441,563

			21,481,373
Electric Utilities — 0.1%
PrimeLine Utility Services LLC, Term Loan, 6.50%, 11/12/22		642	640,789
Electrical Equipment — 0.7%
Texas Competitive Electric Holdings Co. LLC:
2016 DIP Term Loan B, 5.00%, 10/31/17		2,723	2,729,442
2016 DIP Term Loan C, 5.00%, 10/31/17		621	622,712
Extended Term Loan, 4.97%, 10/10/17 (a)(e)		1,710	547,200

			3,899,354

Floating Rate Loan Interests (c)	Par (000)		Value
Electronic Equipment, Instruments & Components — 0.1%
CPI Acquisition, Inc., Term Loan B, 5.50%, 8/17/22	USD	787	$764,675
Energy Equipment & Services — 0.6%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		765	764,238
Exgen Texas Power LLC, Term Loan B, 5.75%, 9/16/21		1,046	839,785
Weatherford International Ltd., Term Loan, 1.95%, 7/13/20		1,931	1,815,563

			3,419,586
Food & Staples Retailing — 3.2%
Albertsons LLC:
2016 Term Loan B4, 4.50%, 8/25/21		4,515	4,532,135
2016 Term Loan B5, 4.75%, 12/21/22		371	372,577
Hostess Brands LLC:
1st Lien Term Loan, 4.50%, 8/03/22		2,174	2,183,899
2nd Lien Term Loan, 8.50%, 8/03/23		516	517,054
Rite Aid Corp.:
5.75%, 8/21/20		1,247	1,249,252
4.88%, 6/21/21		2,373	2,377,038
US Foods, Inc., 2016 Term Loan B, 4.00%, 6/27/23		6,575	6,603,798

			17,835,753
Food Products — 2.5%
Blue Ribbon LLC, Term Loan, 5.00%, 11/13/21		1,763	1,774,861
CTI Foods Holding Co. LLC, 1st Lien Term Loan, 4.50%, 6/29/20		1,061	1,018,940
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		2,633	2,640,885
Pinnacle Foods Finance LLC:
2016 Term Loan I, 3.27%, 1/13/23		502	505,198
Term Loan G, 3.25%, 4/29/20		2,638	2,643,577
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		1,599	1,458,157
2nd Lien Term Loan, 10.75%, 11/01/19		532	409,640
Reynolds Group Holdings, Inc., 2016 Term Loan, 4.25%, 2/05/23		3,246	3,248,936

			13,700,194
Health Care Equipment & Supplies — 4.0%
Alere, Inc.:
2015 Term Loan A, 3.52%, 6/18/20		471	463,757
2015 Term Loan B, 4.25%, 6/18/22		1,905	1,881,372
Auris Luxembourg III Sarl, Term Loan B4, 4.25%, 1/15/22		2,457	2,463,121
Capsugel Holdings US, Inc., Term Loan B, 4.00%, 7/31/21		3,855	3,872,808
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		4,814	4,637,554
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		625	617,426
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		2,284	2,213,588
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		3,132	3,077,911
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		2,732	2,665,030

			21,892,567
Health Care Providers & Services — 9.5%
Acadia Healthcare Co., Inc.:
Term Loan B, 3.75%, 2/11/22		462	461,388
Term Loan B2, 4.50%, 2/16/23		2,149	2,157,259
Air Medical Group Holdings, Inc., Term Loan B, 4.25%, 4/28/22		468	461,010
Amsurg Corp., 1st Lien Term Loan B, 3.50%, 7/16/21		3,035	3,036,732

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	25

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests (c)	Par (000)		Value
Health Care Providers & Services (continued)
CHG Healthcare Services, Inc., 2016 Term Loan B, 4.75%, 6/07/23	USD	3,416	$3,435,672
Community Health Systems, Inc.:
Term Loan F, 4.08%, 12/31/18		1,407	1,385,500
Term Loan G, 3.75%, 12/31/19		2,467	2,368,400
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, 6.50%, 2/07/22		1,580	1,580,000
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		9,521	9,570,684
Envision Healthcare Corp., Term Loan:
4.25%, 5/25/18		2,872	2,872,301
B2, 4.50%, 10/28/22		886	886,382
HC Group Holdings III, Inc., Term Loan B, 6.00%, 4/07/22		1,441	1,442,935
HCA, Inc.:
Term Loan B6, 3.77%, 3/17/23		5,211	5,270,750
Term Loan B7, 3.57%, 2/15/24		763	769,642
National Mentor Holdings, Inc., Term Loan B, 4.25%, 1/31/21		488	488,122
NVA Holdings, Inc.:
1st Lien Term Loan, 4.75%, 8/14/21		17	16,483
2016 Term Loan, 5.50%, 8/14/21		1,438	1,438,497
Precyse Acquisition Corp., 2016 1st Lien Term Loan, 6.50%, 10/20/22		1,650	1,655,164
Sterigenics-Nordion Holdings LLC, 2015 Term Loan B, 4.25%, 5/15/22		3,087	3,077,045
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		1,844	1,843,795
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/22		2,275	2,282,074
Team Health, Inc., 2016 Term Loan, 3.75%, 11/23/22		1,822	1,825,618
U.S. Renal Care, Inc., 2015 Term Loan B, 5.25%, 12/31/22		1,673	1,610,335
Vizient, Inc., 1st Lien Term Loan, 6.25%, 2/13/23		2,060	2,081,734

			52,017,522
Health Care Technology — 0.6%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		3,294	3,294,181
Hotels, Restaurants & Leisure — 9.1%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		2,758	2,728,188
2nd Lien Term Loan, 8.00%, 8/01/22		1,036	1,028,405
AMF Bowling Centers, Inc., 2016 Term Loan, 6.00%, 8/17/23		1,167	1,157,279
Boyd Gaming Corp.:
Term Loan B, 4.00%, 8/14/20		2,001	2,005,155
Term Loan B2, 4.00%, 8/16/23		1,755	1,761,581
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20		2,447	2,190,396
Burger King Newco Unlimited Liability Co., Term Loan B2, 3.75%, 12/10/21		4,711	4,728,224
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		7,609	7,435,779
CCM Merger, Inc., Term Loan B, 4.50%, 8/08/21		1,397	1,403,585
Diamond Resorts Corp., Term Loan, 7.00%, 5/09/21		1,917	1,916,755
Eldorado Resorts LLC, Term Loan B, 4.25%, 7/23/22		2,078	2,078,418
ESH Hospitality, Inc., 2016 Term Loan B, 3.80%, 8/16/23		3,245	3,251,750
Hilton Worldwide Finance LLC:
2016 Term Loan B2, 3.21%, 10/26/23		2,359	2,369,914
Term Loan B1, 3.50%, 10/26/20		230	230,836
La Quinta Intermediate Holdings LLC, Term Loan B, 3.75%, 4/14/21		831	821,448

Floating Rate Loan Interests (c)	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20	USD	2,438	$2,445,129
MPH Acquisition Holdings LLC, 2016 Term Loan B, 5.00%, 6/07/23		2,740	2,768,551
RHP Hotel Properties LP, Term Loan B, 3.50%, 1/15/21		1,259	1,261,819
Sabre, Inc.:
Incremental Term Loan, 4.50%, 2/19/19		411	412,286
Term Loan B, 4.00%, 2/19/19		2,173	2,180,696
Scientific Games International, Inc.:
2014 Term Loan B1, 6.00%, 10/18/20		1,150	1,149,939
2014 Term Loan B2, 6.00%, 10/01/21		805	804,445
Station Casinos LLC, 2016 Term Loan B, 3.75%, 6/08/23		2,545	2,546,467
Yum! Brands, Inc., 1st Lien Term Loan B, 3.26%, 6/16/23		1,455	1,463,570

			50,140,615
Household Products — 0.8%
Bass Pro Group LLC, 2015 Term Loan, 4.00%, 6/05/20		779	774,506
Spectrum Brands, Inc., Term Loan, 3.50%, 6/23/22		3,588	3,601,069

			4,375,575
Independent Power and Renewable Electricity Producers — 4.1%
Aria Energy Operating LLC, Term Loan, 5.50%, 5/27/22		1,246	1,196,105
Calpine Construction Finance Co., LP, Term Loan B1, 3.00%, 5/03/20		1,608	1,585,964
Calpine Corp.:
Term Loan B5, 3.50%, 5/27/22		515	514,717
Term Loan B6, 4.00%, 1/15/23		2,139	2,149,497
Term Loan B7, 3.64%, 5/02/23		1,305	1,309,680
Dynegy, Inc., Escrow, 5.00%, 6/27/23		3,540	3,540,566
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 12/19/16		5,791	5,813,178
Granite Acquisition, Inc.:
Term Loan B, 5.00%, 12/19/21		3,320	3,232,461
Term Loan C, 5.00%, 12/19/21		148	144,394
NRG Energy, Inc., 2016 Term Loan B, 3.50%, 6/30/23		1,710	1,707,589
Terra-Gen Finance Co. LLC, Term Loan B, 5.25%, 12/09/21		1,518	1,281,940

			22,476,091
Industrial Conglomerates — 0.1%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		511	439,437
Insurance — 2.4%
Acrisure LLC, 2015 1st Lien Term Loan, 6.50%, 5/19/22		511	511,706
Alliant Holdings I, Inc., Incremental Term Loan B2, 5.00%, 8/12/22		1,680	1,680,000
AmWINS Group LLC, 2014 2nd Lien Term Loan, 9.50%, 9/04/20		610	615,803
Asurion LLC:
2nd Lien Term Loan, 8.50%, 3/03/21		1,095	1,090,620
Term Loan B1, 5.00%, 5/24/19		2,780	2,781,274
Term Loan B4, 5.00%, 8/04/22		2,051	2,050,727
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,984	1,959,521
2nd Lien Term Loan, 6.75%, 2/28/22		1,805	1,783,936
2016 1st Lien Term Loan, 5.25%, 3/01/21		905	910,095

			13,383,682

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests (c)	Par (000)		Value
Internet & Catalog Retail — 0.6%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, 4.00%, 8/19/23	USD	3,062	$3,067,388
Internet Software & Services — 0.7%
Go Daddy Operating Co. LLC, Term Loan B, 4.25%, 5/13/21		2,499	2,509,546
WaveDivision Holdings LLC, Term Loan B, 4.00%, 10/15/19		1,458	1,456,416

			3,965,962
IT Services — 4.9%
Abacus Innovations Corp., Term Loan B, 3.57%, 1/26/23		4,072	4,091,098
Cision US Inc., Term Loan B, 7.00%, 6/16/23		1,230	1,166,963
First Data Corp., 2021 Extended Term Loan, 4.52%, 3/24/21		13,082	13,142,829
Global Payments Inc., Term Loan B, 4.02%, 4/22/23		2,925	2,944,388
Vantiv LLC, 2014 Term Loan B, 3.50%, 6/13/21		1,685	1,691,408
WEX, Inc., Term Loan B, 4.25%, 7/01/23		4,025	4,053,014

			27,089,700
Leisure Products — 0.2%
Bauer Performance Sports Ltd., Term Loan B, 4.50%, 4/15/21		1,085	870,920
Machinery — 2.3%
Allison Transmission, Inc., Term Loan B3, 3.50%, 8/23/19		1,195	1,197,025
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/30/20		1,032	1,035,544
Term Loan B3, 4.25%, 8/30/20		315	316,511
Global Brass & Copper, Inc., 2016 Term Loan B, 5.25%, 7/18/23		1,130	1,137,062
Infiltrator Systems, Inc., 2016 Term Loan B, 4.50%, 5/27/22		1,503	1,502,928
Mueller Water Products, Inc., Term Loan B, 4.00%, 11/26/21		788	789,316
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		2,425	2,424,094
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		3,586	3,189,532
Wabash National Corp., 2015 Term Loan B, 4.25%, 3/16/22		917	915,957

			12,507,969
Manufacture Goods — 0.1%
KP Germany Erste GmbH, 1st Lien Term Loan, 5.00%, 4/28/20		489	491,378
Media — 13.1%
Altice U.S. Finance I Corp., Extended Term Loan, 4.25%, 12/14/22		4,772	4,789,716
Cengage Learning Acquisitions, Inc., 2016 Term Loan B, 5.25%, 6/07/23		2,272	2,267,252
Charter Communications Operating LLC:
2016 Term Loan H, 3.25%, 8/24/21		1,057	1,060,437
2016 Term Loan I, 3.50%, 1/24/23		8,339	8,380,481
CSC Holdings LLC, 2015 Term Loan B, 5.00%, 10/09/22		4,728	4,764,604
Hemisphere Media Holdings LLC, Term Loan B, 5.00%, 7/30/20		1,586	1,582,430
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		2,449	2,429,095
iHeartCommunications, Inc.:
Extended Term Loan E, 8.02%, 7/30/19		515	393,548
Term Loan D, 7.27%, 1/30/19		5,966	4,572,833

Floating Rate Loan Interests (c)	Par (000)		Value
Media (continued)
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19	USD	3,290	$3,120,045
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.50%, 1/07/22		1,215	1,196,775
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/16/20		486	487,164
MCC Iowa LLC, Term Loan J, 3.75%, 6/30/21		515	515,359
Mediacom Communications Corp., Term Loan F, 2.95%, 3/31/18		1,095	1,093,432
MGOC, Inc., Term Loan B, 4.00%, 7/31/20		2,076	2,075,601
Numericable Group SA, Term Loan B5, 4.56%, 7/31/22		289	289,323
Numericable U.S. LLC:
Term Loan B6, 4.75%, 2/10/23		3,966	3,975,475
Term Loan B7, 5.00%, 1/15/24		1,227	1,233,366
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		4,449	4,441,122
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		197	196,891
Trader Corp., Term Loan, 5.50%, 8/09/23		1,565	1,565,986
Tribune Media Co., Term Loan, 3.75%, 12/27/20		3,928	3,935,101
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		7,095	7,090,562
UPC Financing Partnership, Term Loan AN, 3.00%, 8/31/24		1,510	1,504,579
Virgin Media Investment Holdings Ltd.:
Term Loan E, 4.25%, 6/30/23	GBP	2,840	3,724,384
Term Loan F, 3.65%, 6/30/23	USD	2,299	2,299,070
Ziggo Financing Partnership:
Term Loan B1, 3.65%, 1/15/22		1,232	1,225,590
Term Loan B2A, 3.70%, 1/15/22		803	798,940
Term Loan B3, 3.70%, 1/15/22		1,319	1,312,075

			72,321,236
Metals & Mining — 1.0%
FMG Resources August 2006 Property Ltd., Term Loan B, 3.75%, 6/30/19		335	332,571
Freeport McMoran Copper & Gold Inc., Term Loan A, 3.28%, 5/31/18		662	655,910
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22		3,533	3,538,949
WireCo WorldGroup, Inc., 2016 1st Lien Term Loan, 6.50%, 7/13/23		750	750,622

			5,278,052
Multiline Retail — 2.2%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		3,511	3,507,793
2nd Lien Term Loan, 8.50%, 3/26/20		866	867,302
Dollar Tree, Inc., Term Loan B1, 3.50%, 7/06/22		3,654	3,659,650
Hudson’s Bay Co., 2015 Term Loan B, 4.75%, 9/30/22		2,208	2,211,352
Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		1,846	1,730,767

			11,976,864
Oil, Gas & Consumable Fuels — 4.7%
California Resources Corp.:
Second Out Term Loan, 11.50%, 8/04/21		2,560	2,681,600
Term Loan A, 3.70%, 10/01/19		1,770	1,681,092
Chesapeake Energy Corp., Term Loan, 8.50%, 8/15/21		3,286	3,389,181
CITGO Holding, Inc., 2015 Term Loan B, 9.50%, 5/12/18		1,066	1,072,071
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		1,023	468,589

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	27

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests (c)	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Equity LP, Term Loan:
3.29%, 12/02/19	USD	207	$202,792
2015, 4.04%, 12/02/19		1,057	1,047,355
EP Energy LLC, 2016 Term Loan, 9.75%, 8/16/21		471	463,046
EWT Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		590	591,350
Green Energy Partners/Stonewall LLC, Term Loan B1, 6.50%, 11/13/21		895	843,538
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		3,150	2,890,661
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		1,408	1,337,748
Power Buyer LLC, 1st Lien Term Loan, 4.25%, 5/06/20		505	503,798
PowerTeam Services LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		470	465,300
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/21		1,451	1,306,005
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/20		263	228,537
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		54	43,257
Southcross Holdings Borrower LP, Exit Term Loan B, 3.50%, 4/13/23		89	75,460
Stonewall Gas Gathering LLC, Term Loan B, 8.75%, 1/28/22		793	807,219
TPF II Power LLC, Term Loan B, 5.00%, 10/02/21		1,978	1,986,234
Ultra Resources, Inc., Revolver, 3.75%, 10/06/16		1,222	1,130,350
Veresen Midstream Limited Partnership, Term Loan B1, 5.25%, 3/31/22		2,544	2,515,318

			25,730,501
Personal Products — 1.0%
Prestige Brands, Inc., Term Loan B3, 3.50%, 9/03/21		2,240	2,248,154
Revlon Consumer Products Corp., 2016 Term Loan B, 1.00%, 7/22/23		2,995	2,990,507

			5,238,661
Pharmaceuticals — 5.7%
Akorn, Inc., Term Loan B, 5.25%, 4/16/21		2,483	2,505,026
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		897	894,928
DPx Holdings BV, 2014 Incremental Term Loan, 4.25%, 3/11/21		6,087	6,060,021
Endo Luxembourg Finance Co. I Sarl, 2015 Term Loan B, 3.75%, 9/26/22		2,285	2,271,818
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.44%, 2/27/21		4,197	4,225,712
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		5,842	5,857,938
NBTY, Inc., Term Loan B, 5.00%, 5/05/23		1,757	1,757,264
Valeant Pharmaceuticals International, Inc.:
Series A3 Tranche A, 4.28%, 10/20/18		533	532,226
Series A4 Tranche A, 4.26%, 4/01/20		564	559,371
Series C2 Term Loan B, 5.25%, 12/11/19		3,964	3,969,068
Series D2 Term Loan B, 5.00%, 2/13/19		1,097	1,095,464
Series E Term Loan B, 5.25%, 8/05/20		1,405	1,402,371

			31,131,207
Professional Services — 3.3%
Acosta Holdco, Inc., 2015 Term Loan, 4.25%, 9/26/21		698	678,129
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		2,607	2,585,231
2014 2nd Lien Term Loan, 7.50%, 7/25/22		880	836,730

Floating Rate Loan Interests (c)	Par (000)		Value
Professional Services (continued)
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18	USD	3,178	$3,174,356
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,742	1,713,559
Sterling Infosystems, Inc., 1st Lien Term Loan B, 5.75%, 6/20/22		1,630	1,620,790
TransUnion LLC, Term Loan B2, 3.50%, 4/09/21		7,368	7,389,424

			17,998,219
Real Estate Investment Trusts (REITs) — 1.4%
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, 10/24/22		2,382	2,381,706
MGM Growth Properties LLC, 2016 Term Loan B, 4.00%, 4/25/23		5,444	5,487,786

			7,869,492
Real Estate Management & Development — 1.6%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		2,154	2,164,736
DTZ U.S. Borrower LLC, 2015 1st Lien Term Loan, 4.25%, 11/04/21		2,431	2,418,190
Realogy Corp.:
2016 Term Loan B, 3.75%, 7/20/22		3,143	3,159,180
Term Loan A, 2.50%, 10/23/20		1,116	1,104,539

			8,846,645
Road & Rail — 0.2%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, 5.00%, 6/13/23		1,245	1,249,980
Semiconductors & Semiconductor Equipment — 3.0%
Avago Technologies Cayman Ltd., Term Loan B3, 3.51%, 2/01/23		9,927	10,012,301
Cavium, Inc., Term Loan B, 3.75%, 8/16/22		930	932,325
Microsemi Corp., 2015 Term Loan B, 3.75%, 1/15/23		496	499,080
NXP BV, 2015 Term Loan B, 3.75%, 12/07/20		4,439	4,462,356
ON Semiconductor Corp., Term Loan B, 5.25%, 3/31/23		675	683,316

			16,589,378
Software — 6.2%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		1,046	997,403
Evertec Group LLC, Term Loan B, 3.25%, 4/17/20		497	490,033
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		3,702	3,659,329
Informatica Corp., Term Loan, 4.50%, 8/05/22		4,092	3,948,927
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		619	525,992
Kronos, Inc.:
2nd Lien Term Loan, 9.75%, 4/30/20		1,786	1,822,395
Initial Incremental Term Loan, 4.50%, 10/30/19		2,133	2,140,361
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/13/20		2,121	2,115,609
2nd Lien Term Loan, 8.50%, 10/11/21		1,600	1,550,000
SolarWinds, Inc., 2016 Term Loan, 5.50%, 2/03/23		3,245	3,255,546
Solera LLC, Term Loan B, 5.75%, 3/03/23		998	1,002,847
Sophia LP, 2015 Term Loan B, 4.75%, 9/30/22		1,920	1,921,056
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.00%, 7/08/22		5,001	5,032,092
2015 Term Loan B2, 4.00%, 7/08/22		638	641,829
Vertafore, Inc., 2016 1st Lien Term Loan, 4.75%, 6/30/23		4,800	4,807,344

			33,910,763
Specialty Retail — 2.4%
Equinox Holdings, Inc., Repriced Term Loan B, 5.00%, 1/31/20		1,296	1,301,263

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Floating Rate Loan Interests (c)	Par (000)		Value
Specialty Retail (continued)
Leslie’s Poolmart, Inc., 2016 Term Loan, 5.25%, 7/27/23	USD	1,215	$1,222,594
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		2,346	2,360,548
Term Loan B, 3.75%, 1/28/20		2,207	2,215,396
Party City Holdings, Inc., 2015 Term Loan B, 4.49%, 8/19/22		3,111	3,114,705
Petco Animal Supplies, Inc.:
2016 Term Loan B1, 5.00%, 1/26/23		831	837,629
2016 Term Loan B2, 5.00%, 1/26/23		1,617	1,628,242
Things Remembered, Inc., 2016 Term Loan, 1.00%, 2/29/20		933	409,967

			13,090,344
Technology Hardware, Storage & Peripherals — 1.3%
Dell International LLC, Term Loan B2, 4.00%, 4/29/20		1,403	1,407,598
Dell, Inc.:
2016 Term Loan B, 4.00%, 5/24/23		2,590	2,603,883
Term Loan C, 3.75%, 10/29/18		2,177	2,173,924
Linxens France SA, Term Loan, 5.00%, 10/14/22		791	791,523

			6,976,928
Textiles, Apparel & Luxury Goods — 0.6%
Ascend Performance Materials Operations LLC, Term Loan B, 6.75%, 8/12/22		2,434	2,397,174
J. Crew Group, Inc., Term Loan B, 4.00%, 3/05/21		341	268,494
Samsonite International SA, Term Loan B, 4.00%, 5/12/23		495	499,950

			3,165,618
Thrifts & Mortgage Finance — 0.4%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21		2,176	2,178,927
Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc., Term Loan B, 4.00%, 10/01/22		1,391	1,393,990
Nexeo Solutions LLC, 2016 Term Loan, 5.25%, 6/09/23		250	250,783

			1,644,773
Transportation — 0.2%
Gruden Acquisition, Inc., 1st Lien Term Loan, 5.75%, 8/18/22		1,264	1,128,604
Wireless Telecommunication Services — 2.8%
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 6/15/20 (a)(e)(f)		7,469	6,777,672
LTS Buyer LLC:
1st Lien Term Loan, 4.00%, 4/13/20		4,915	4,906,970
2nd Lien Term Loan, 8.00%, 4/12/21		887	885,992
T-Mobile USA, Inc., Term Loan B, 3.50%, 11/09/22		2,783	2,800,603

			15,371,237
Total Floating Rate Loan Interests — 136.5%			751,331,034

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (b)(c)		991	993,487

Investment Companies	Shares		Value
Capital Markets — 0.5%
Eaton Vance Floating-Rate Income Trust		54	$759
Eaton Vance Senior Income Trust		13,945	87,853
iShares iBoxx $ High Yield Corporate Bond ETF (g)		27,839	2,413,920
Total Investment Companies — 0.5%			2,502,532

Other Interests (h)		Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A	USD	256	3
Household Durables — 0.3%
Stanley Martin, Class B Membership Units (i)		1,250	1,562,500
Total Other Interests — 0.3%			1,562,503

Preferred Securities		Shares
Trust Preferred — 0.3%
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 6.41%, 2/15/40 (c)		60,894	1,533,845
Total Preferred Securities — 0.3%			1,533,845

Warrants — 0.0%
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		2,406	4,902
Total Long-Term Investments (Cost — $817,343,942) — 147.2%			809,859,079

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.33% (g)(j)		1,859,207	1,859,207
Total Short-Term Securities (Cost — $1,859,207) — 0.3%			1,859,207
Options Purchased (Cost — $43,022) — 0.0%			—
Total Investments (Cost — $819,246,171) — 147.5%			811,718,286
Liabilities in Excess of Other Assets — (47.5)%			(261,447,473)

Net Assets — 100.0%			$550,270,813

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	29

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate as of period end.

(d)	Convertible security.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(g)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Shares Purchased		Shares Sold	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	1,859,207	[1]	—	1,859,207	$1,859,207	$2,369
iShares iBoxx $ High Yield Corporate Bond ETF	—	27,839		—	27,839	2,413,920	8,741
Total						$4,273,127	$11,110

[1] Represents net shares purchased.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	All or a portion of Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(j)	Current yield as of period end.

*	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(17)	10-Year U.S. Treasury Note	December 2016	$2,225,672	$(1,521)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	829,928	CAD	1,082,000	Westpac Banking Corp.	9/06/16	$4,833
USD	3,747,581	GBP	2,844,000	HSBC Bank PLC	9/06/16	12,757
USD	820,236	CAD	1,076,000	Westpac Banking Corp.	10/05/16	(406)
USD	3,729,624	GBP	2,844,000	Royal Bank of Scotland PLC	10/05/16	(8,010)
Total						$9,174

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price	Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	$942.86	44	—

OTC Total Return Swaps

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Effective Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation
IBoxx USD Liquid High Yield Index	3-Month LIBOR Plus 0.00%[1]	JPMorgan Chase Bank N.A.	12/20/16	N/A	$570	$30,617	—	$30,617
[1] Fund pays the floating rate and receives the total return of the reference entity.

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$17,590	—	—	$17,590
Swap — OTC	Unrealized appreciation on OTC swaps	—	—	—	—	$30,617	—	30,617

Total		—	—	—	$17,590	$30,617	—	$48,207

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,521	—	$1,521
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$8,416	—	—	8,416

Total		—	—	—	$8,416	$1,521	—	$9,937

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(95,510)	—	$(95,510)
Forward foreign currency exchange contracts	—	—	—	$704,086	—	—	704,086
Swaps	—	$(93,335)	—	—	(513)	—	(93,848)

Total	—	$(93,335)	—	$704,086	$(96,023)	—	$514,728

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(3,734)	—	$(3,734)
Forward foreign currency exchange contracts	—	—	—	$(55,944)	—	—	(55,944)
Swaps	—	$31,556	—	—	30,617	—	62,173

Total	—	$31,556	—	$(55,944)	$26,883	—	$2,495

Average Quarterly Balances of Outstanding Derivative Financial Instruments

For the year ended August 31, 2016, the average quarterly balances of outstanding derivative financial instruments were as follows:

Futures contracts:
Average notional value of contracts — short	$2,199,641
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$8,622,227
Average amounts sold — in USD	$279,860	[1]
Credit default swaps:
Average notional value — buy protection	$2,600,000	[1]
Average notional value — sell protection	$2,895,750	[1]
Total return swaps:
Average notional value	$285,000
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	31

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Forward foreign currency exchange contracts	$17,590	$8,416
Swaps — OTC	30,617	—

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	48,207	8,416

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$48,207	$8,416

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank PLC	$12,757	—	—	—	$12,757
JPMorgan Chase Bank N.A	30,617	—	—	—	30,617
Westpac Banking Corp	4,833	$(406)	—	—	4,427

Total	$48,207	$(406)	—	—	$47,801

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Royal Bank of Scotland PLC	$8,010	—	—	—	$8,010
Westpac Banking Corp	406	$(406)	—	—	—

Total	$8,416	$(406)	—	—	$8,010

[1] Net amount represents the net amount receivable from the counterparty in the event of default.
[2] Net amount represents the net amount payable to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$15,511,471	$2,218,460	$17,729,931
Common Stocks	$18,526	11,299	140,083	169,908
Corporate Bonds	—	32,503,067	1,527,870	34,030,937
Floating Rate Loan Interests	—	706,335,728	44,995,306	751,331,034
Investment Companies	2,502,532	—	—	2,502,532
Non-Agency Mortgage-Backed Securities	—	993,487	—	993,487
Other Interests	—	—	1,562,503	1,562,503
Preferred Securities	1,533,845	—	—	1,533,845
Warrants	—	—	4,902	4,902
Unfunded floating rate loan interests[1]	—	11,116	—	11,116
Short-Term Securities	1,859,207	—	—	1,859,207

Total	$5,914,110	$755,366,168	$50,449,124	$811,729,402

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$17,590	—	$17,590
Interest rate contracts	—	30,617	—	30,617
Liabilities:
Foreign currency exchange contracts	—	(8,416)	—	(8,416)
Interest rate contracts	$(1,521)	—	—	(1,521)

Total	$(1,521)	$39,791	—	$38,270

[1] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
[2] Derivative financial instruments are forward foreign currency exchange contracts, futures contracts and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$960,528	—	—	$960,528
Cash pledged for futures contracts	23,000	—	—	23,000
Foreign currency at value	8,783	—	—	8,783
Liabilities:
Bank borrowings payable	—	$(225,000,000)	—	(225,000,000)

Total	$992,311	$(225,000,000)	—	$(224,007,689)

During the year ended August 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of August 31, 2015	$345,687	$10,022,033	$2,987,102	$33,105,389	$1,715,003	$20,682	$48,195,896
Transfers into Level 3[1]	—	—	—	16,958,026	—	—	16,958,026
Transfers out of Level 3[2]	—	(5,666,402)	(944,697)	(12,418,640)	—	—	(19,029,739)
Accrued discounts/premiums	—	5,741	771	59,590	—	—	66,102
Net realized gain (loss)	—	(255,337)	—	(1,146,500)	—	—	(1,401,837)
Net change in unrealized appreciation (depreciation)[3,4]	(215,446)	(10,757)	(606,007)	420,579	(51,079)	(15,780)	(478,490)
Purchases	11,281	1,930,939	90,701	18,037,514	—	—	20,070,435
Sales	(1,439)	(3,807,757)	—	(10,020,652)	(101,421)	—	(13,931,269)

Closing Balance, as of August 31, 2016	$140,083	$2,218,460	$1,527,870	$44,995,306	$1,562,503	$4,902	$50,449,124

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016[4]	$(127,650)	$1,471	$(606,007)	$6,476	$(51,079)	$(15,780)	$(792,569)

1   As of August 31, 2015, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2016, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

2   As of August 31, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[4] Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	33

Schedule of Investments August 31, 2016	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Chemicals — 0.0%
LyondellBasell Industries NV, Class A		37	$2,919
Construction & Engineering — 0.2%
USI United Subcontractors		6,454	968,096
Diversified Financial Services — 0.0%
Kcad Holdings I Ltd. (a)		546,753,936	185,897
Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.		8,511	6,451
Household Durables — 0.0%
Berkline Benchcraft Equity LLC (a)(b)		3,155	—
Oil, Gas & Consumable Fuels — 0.0%
Denbury Resources, Inc. (a)		40,280	121,753
Southcross Holdings LP		40	12,000
Vantage Drilling International (a)		191	—
Whiting Petroleum Corp.		12,947	94,384

			228,137
Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I LLC, (Acquired 12/28/15, cost $15,599) (c)		1,013	1,013
Total Common Stocks — 0.2%			1,392,513

Asset-Backed Securities — 14.7%		Par (000)
ACAS CLO Ltd., Series 2014-1A, Class C, 3.58%, 7/18/26 (d)(e)	USD	1,000	991,675
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.76%, 5/10/32 (d)(e)		55	55,137
ALM Loan Funding, Series 2013-7RA, Class D, 5.71%, 4/24/24 (d)(e)		1,040	973,569
ALM VI Ltd., Series 2012-6A, Class B2R, 3.48%, 7/15/26 (d)(e)		1,000	993,775
ALM XIV Ltd., Series 2014-14A, Class C, 4.19%, 7/28/26 (d)		3,140	3,043,979
AmeriCredit Automobile Receivables Series 2014-3, Class C, 2.58%, 9/08/20		4,850	4,921,391
AMMC CLO Ltd., Series 2014-15A, Class D, 4.86%, 12/09/26 (d)(e)		2,000	1,955,000
Apidos CLO XVII, Series 2014-17A, Class B, 3.53%, 4/17/26 (d)(e)		1,000	989,187
Ares CLO Ltd. (d)(e):
Series 2012-2A, Class CR, 3.37%, 10/12/23		1,000	997,810
Series 2014 32A, Class B, 4.07%, 11/15/25		1,250	1,267,746
Atrium CDO Corp., Series 9A, Class D, 4.33%, 2/28/24 (d)(e)		1,850	1,804,238
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class B, 3.50%, 7/20/26 (d)(e)		1,250	1,237,500
Carlyle Global Market Strategies CLO Ltd., Class C (d)(e):
Series 2013-1A, 4.82%, 2/14/25		250	248,868
Series 2014-5A, 4.83%, 10/16/25		2,000	1,999,917
Series 2015-1A, 3.85%, 4/20/27		500	504,244
CIFC Funding 2014-IV Ltd., Series 2014-4A, Class C1, 3.58%, 10/17/26 (d)(e)		2,850	2,825,596
CIFC Funding Ltd., Class D (d)(e):
Series 2014-3A, 4.10%, 7/22/26		420	387,750
Series 2015-1A, 4.70%, 1/22/27		600	576,936

Asset-Backed Securities	Par (000)		Value
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (e)	USD	1,469	$1,391,211
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (e)		3,157	3,101,522
Flagship CLO, Series 2014-8A, Class C, 3.81%, 1/16/26 (d)(e)		1,000	990,014
Gramercy Park CLO Ltd., Series 2012-1AR, Class CR, 4.73%, 7/17/23 (d)(e)		5,000	4,989,680
GSAA Trust, Series 2007-3, Class 1A2, 0.69%, 3/25/47 (d)		2,457	1,188,442
Litigation Fee Residual Funding, 4.00%, 10/30/27		1,806	1,803,967
Madison Park Funding Ltd., Series 2012-10A, Class D, 4.95%, 1/20/25 (d)(e)		700	704,586
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 4.21%, 10/23/25 (d)(e)		420	397,707
Madison Park Funding XV Ltd., Series 2014-15A, Class B1, 3.98%, 1/27/26 (d)(e)		1,500	1,520,866
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class B, 3.97%, 11/14/25 (d)(e)		1,000	1,000,046
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 7/18/25 (e)		4,000	3,979,770
OZLM Funding Ltd., Series 2012-2A, Class C, 5.11%, 10/30/23 (d)(e)		500	499,960
OZLM IX Ltd., Series 2014-9A, Class C, 4.30%, 1/20/27 (d)(e)		1,000	945,458
OZLM VII Ltd., Series 2014-7A, Class C, 4.28%, 7/17/26 (d)(e)		780	733,623
OZLM VIII Ltd., Series 2014-8A (d)(e):
Class B, 3.68%, 10/17/26		2,500	2,499,507
Class C, 4.18%, 10/17/26		500	467,638
OZLM XII Ltd., Series 2015-12A, Class C, 4.46%, 4/30/27 (d)(e)		1,000	928,064
Regatta Funding LP, Series 2013-2A, Class C, 4.68%, 1/15/25 (d)(e)		500	472,457
Regatta V Funding Ltd., Series 2014-1A, Class B, 3.71%, 10/25/26 (d)(e)		2,000	1,993,955
Santander Drive Auto Receivables Trust: (e)
Series 2014-3, Class D, 2.65%, 8/17/20		4,015	4,054,097
Series 2014-4, Class C, 2.60%, 11/16/20		4,500	4,549,656
Series 2014-4, Class D, 3.10%, 11/16/20		4,500	4,580,124
Series 2014-S4, 0.00%, 4/16/19		3	11,542,500
Sound Point CLO Ltd., Series 2014-3A, Class D, 4.31%, 1/23/27 (d)(e)		2,000	1,895,545
Symphony CLO XV Ltd., Series 2014-15A, Class C, 3.88%, 10/17/26 (d)(e)		4,000	4,000,075
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.28%, 7/15/27 (d)(e)		400	367,297
Voya CLO Ltd., Series 2014-4A, Class C, 4.67%, 10/14/26 (d)(e)		2,500	2,456,808
World Financial Network Credit Card Master Trust, Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,082,063

			91,910,956
Interest Only Asset-Backed Securities — 0.1%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30		4,835	342,970
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29		6,867	472,126

			815,096
Total Asset-Backed Securities — 14.8%			92,726,052

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Aerospace & Defense — 0.9%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (e)(g)	USD	560	$432,600
Bombardier, Inc. (e):
5.50%, 9/15/18		229	235,298
6.00%, 10/15/22		28	26,460
6.13%, 1/15/23		210	197,400
7.50%, 3/15/25		682	647,900
KLX, Inc., 5.88%, 12/01/22 (e)		305	320,097
Moog, Inc., 5.25%, 12/01/22 (e)		270	278,100
TransDigm, Inc.:
7.50%, 7/15/21		263	278,944
6.00%, 7/15/22 (g)		1,825	1,898,000
6.50%, 7/15/24 (g)		680	705,500
6.38%, 6/15/26 (e)		428	436,560

			5,456,859
Air Freight & Logistics — 0.2%
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	100	116,307
6.50%, 6/15/22 (e)(g)	USD	1,100	1,142,625
6.13%, 9/01/23 (e)		230	236,325

			1,495,257
Airlines — 2.2%
Air Canada Pass-Through Trust (e):
Series 2013-1, Class C, 6.63%, 5/15/18		651	672,157
Series 2015-1, Class B, 3.88%, 9/15/24 (g)		1,455	1,402,341
American Airlines Group, Inc., 4.63%, 3/01/20 (e)		315	315,788
American Airlines Pass-Through Trust, Series 2013-2 (g):
Class A, 4.95%, 7/15/24		3,087	3,376,382
Class B, 5.60%, 1/15/22 (e)		595	623,664
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18 (g)		780	819,000
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		176	180,972
United Airlines Pass-Through Trust (g):
Series 2014-2, Class B, 4.63%, 3/03/24		2,187	2,209,049
Series 2015-1, Class A, 3.70%, 6/01/24		2,430	2,539,350
US Airways Pass-Through Trust, Series 2011-1, Class B, 9.75%, 4/22/20		352	393,753
Virgin Australia Trust, Series 2013-1 (e)(g):
Class A, 5.00%, 4/23/25		510	531,309
Class C, 7.13%, 10/23/18		617	625,021

			13,688,786
Auto Components — 0.6%
Adient Global Holdings Ltd., 4.88%, 8/15/26 (e)		303	307,166
CNH Industrial Finance Europe SA, 2.88%, 5/17/23	EUR	175	201,818
Fiat Chrysler Finance Europe:
4.75%, 3/22/21		100	124,463
4.75%, 7/15/22		100	123,609
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	USD	67	70,140
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19 (g)		1,314	1,307,430
Schaeffler Holding Finance BV (h):
(5.75% Cash or 6.50% PIK), 5.75%, 11/15/21	EUR	69	83,412
(6.25% Cash), 6.25%, 11/15/19 (e)(g)	USD	804	834,150
(6.75% Cash), 6.75%, 11/15/22 (e)(g)		576	636,102
(6.88% Cash), 6.88%, 8/15/18	EUR	141	160,782

			3,849,072
Automobiles — 0.4%
General Motors Co., 3.50%, 10/02/18 (g)	USD	2,478	2,552,893

Corporate Bonds	Par (000)		Value
Banks — 1.6%
Allied Irish Banks PLC, 4.13%, 11/26/25 (d)	EUR	100	$105,968
Banco Espirito Santo SA (a)(b):
4.75%, 1/15/18		100	25,655
4.00%, 1/21/19		100	25,655
Bank of Ireland, 4.25%, 6/11/24 (d)		100	111,575
Bankia SA, 4.00%, 5/22/24 (d)		100	111,181
Barclays Bank PLC, 3.65%, 3/16/25 (g)	USD	3,600	3,578,710
CIT Group, Inc.:
5.50%, 2/15/19 (e)(g)		1,195	1,265,206
5.00%, 8/01/23		235	249,100
Commerzbank AG, 7.75%, 3/16/21	EUR	100	134,765
Ibercaja Banco SA, 5.00%, 7/28/25 (d)		100	103,652
Nordea Bank AB, 4.50%, 3/26/20		1,020	1,298,274
Santander Holdings USA, Inc., 4.50%, 7/17/25 (g)	USD	1,750	1,833,258
Santander UK Group Holdings PLC, 2.88%, 8/05/21 (g)		950	947,486

			9,790,485
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/01/23 (g)		3,000	3,150,363
Constellation Brands, Inc., 7.25%, 5/15/17		82	85,177
Verallia Packaging SASU, 5.13%, 8/01/22	EUR	100	119,409

			3,354,949
Building Materials — 0.0%
Titan Global Finance PLC, 3.50%, 6/17/21		100	114,885
Building Products — 0.9%
American Builders & Contractors Supply Co., Inc. (e):
5.63%, 4/15/21	USD	190	197,125
5.75%, 12/15/23		210	222,075
Builders FirstSource, Inc., 5.63%, 9/01/24 (e)		223	226,902
Building Materials Corp. of America, 6.00%, 10/15/25 (e)(g)		535	586,494
CPG Merger Sub LLC, 8.00%, 10/01/21 (e)(g)		1,030	1,050,600
HeidelbergCement AG, 2.25%, 3/30/23	EUR	75	89,767
Masonite International Corp., 5.63%, 3/15/23 (e)(g)	USD	404	428,240
Ply Gem Industries, Inc., 6.50%, 2/01/22		904	933,380
Standard Industries, Inc. (e)(g):
5.13%, 2/15/21		140	147,875
5.50%, 2/15/23		229	243,026
USG Corp.:
9.50%, 1/15/18 (g)		1,460	1,598,700
5.88%, 11/01/21 (e)		70	73,413
5.50%, 3/01/25 (e)		15	16,275

			5,813,872
Capital Markets — 0.6%
American Capital Ltd., 6.50%, 9/15/18 (e)(g)		975	992,453
BCD Acquisition, Inc., 9.63%, 9/15/23 (e)		80	83,600
Blackstone CQP Holdco LP, 9.30%, 3/19/19		1,173	1,184,277
E*Trade Financial Corp. (g):
5.38%, 11/15/22		272	292,060
4.63%, 9/15/23		405	420,333
Morgan Stanley, 4.00%, 7/23/25 (g)		965	1,042,959

			4,015,682
Chemicals — 0.7%
Axalta Coating Systems LLC, 4.88%, 8/15/24 (e)		239	249,157
Chemours Co.:
6.63%, 5/15/23		302	289,920
7.00%, 5/15/25		195	186,591
Huntsman International LLC:
4.88%, 11/15/20		133	137,987
5.13%, 4/15/21	EUR	100	119,911

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	35

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Chemicals (continued)
Ineos Finance PLC, 4.00%, 5/01/23	EUR	100	$114,334
Inovyn Finance PLC, 6.25%, 5/15/21		100	117,959
Momentive Performance Materials, Inc., 3.88%, 10/24/21 (g)	USD	720	595,044
NOVA Chemicals Corp., 5.25%, 8/01/23 (e)		130	134,875
Platform Specialty Products Corp. (e):
10.38%, 5/01/21		53	55,650
6.50%, 2/01/22 (g)		1,592	1,508,420
PQ Corp., 6.75%, 11/15/22 (e)		319	338,140
WR Grace & Co-Conn (e):
5.13%, 10/01/21		41	43,665
5.63%, 10/01/24		200	216,000

			4,107,653
Commercial Services & Supplies — 0.8%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		247	258,424
ADT Corp.:
3.50%, 7/15/22		456	436,620
4.13%, 6/15/23		78	76,440
Aviation Capital Group Corp., 4.63%, 1/31/18 (e)(g)		1,000	1,040,000
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (e)		689	687,277
Iron Mountain, Inc., 6.00%, 10/01/20 (e)		315	334,691
Mobile Mini, Inc., 5.88%, 7/01/24		400	416,000
Modular Space Corp., 10.25%, 1/31/19 (e)(g)		1,253	513,730
S&P Global, Inc., 2.50%, 8/15/18		445	452,264
Silk Bidco AS, 7.50%, 2/01/22	EUR	120	143,425
United Rentals North America, Inc.:
7.63%, 4/15/22	USD	128	136,480
5.75%, 11/15/24 (g)		579	605,055
Verisure Holding AB, 6.00%, 11/01/22	EUR	125	152,677

			5,253,083
Communications Equipment — 0.9%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29 (g)	USD	1,525	1,658,437
Avaya, Inc., 7.00%, 4/01/19		125	93,125
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (e)(g)		564	598,545
CommScope, Inc., 4.38%, 6/15/20 (e)(g)		465	481,275
Motorola Solutions, Inc., 3.75%, 5/15/22 (g)		1,500	1,540,950
Nokia OYJ, 6.63%, 5/15/39		200	218,000
Zayo Group LLC/Zayo Capital, Inc. (g):
6.00%, 4/01/23		649	674,960
6.38%, 5/15/25		589	621,519

			5,886,811
Construction & Engineering — 0.3%
AECOM Co.:
5.75%, 10/15/22		150	159,000
5.88%, 10/15/24		344	376,250
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (g)		449	471,450
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (e)(g)		575	497,375
Engility Corp., 8.88%, 9/01/24 (e)		152	154,660
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		320	294,400

			1,953,135
Construction Materials — 0.8%
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		305	327,875
HD Supply, Inc. (g):
7.50%, 7/15/20		1,548	1,611,855
5.25%, 12/15/21 (e)		1,828	1,947,953
5.75%, 4/15/24 (e)		647	689,055
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	100	120,748

Corporate Bonds	Par (000)		Value
Construction Materials (continued)
PulteGroup, Inc., 5.50%, 3/01/26	USD	228	$243,960
Rexel SA, 3.50%, 6/15/23	EUR	116	134,891

			5,076,337
Consumer Finance — 1.5%
Alliance Data Systems Corp., 5.25%, 12/01/17 (e)	USD	28	28,630
Ally Financial, Inc. (g):
4.63%, 3/30/25		1,891	1,961,912
8.00%, 11/01/31		2,750	3,444,375
General Motors Financial Co., Inc., 2.63%, 7/10/17 (g)		2,760	2,786,286
Navient Corp.:
5.00%, 10/26/20		310	311,550
6.63%, 7/26/21		155	159,844
5.50%, 1/25/23		25	23,750
6.13%, 3/25/24		115	110,400
5.88%, 10/25/24		125	117,813
5.63%, 8/01/33		95	77,900
OneMain Financial Holdings LLC (e):
6.75%, 12/15/19		101	106,050
7.25%, 12/15/21		117	122,557

			9,251,067
Containers & Packaging — 1.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.75%, 1/31/21 (e)		605	626,931
4.07%, 5/15/21 (d)		200	203,500
4.25%, 1/15/22	EUR	120	138,874
6.75%, 5/15/24		100	120,747
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (e):
4.63%, 5/15/23	USD	206	209,605
7.25%, 5/15/24 (g)		1,053	1,120,129
Bahia Sul Holdings GmbH, 5.75%, 7/14/26 (e)		600	613,500
Ball Corp., 5.00%, 3/15/22 (g)		360	388,800
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		128	133,760
Crown European Holdings SA, 4.00%, 7/15/22	EUR	149	186,163
Fibria Overseas Finance Ltd., 5.25%, 5/12/24	USD	496	512,715
JH-Holding Finance SA, (8.25% Cash), 8.25%, 12/01/22 (h)	EUR	200	239,469
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer:
4.13%, 7/15/21 (d)	USD	1,060	1,075,900
5.13%, 7/15/23 (e)		125	129,688
7.00%, 7/15/24 (e)		498	533,482
Sealed Air Corp.:
4.88%, 12/01/22 (e)		80	84,000
4.50%, 9/15/23	EUR	100	124,306
5.13%, 12/01/24 (e)	USD	151	161,570
6.88%, 7/15/33 (e)		99	107,168
SGD Group SAS, 5.63%, 5/15/19	EUR	100	114,831
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (e)	USD	24	24,480
Suzano Trading Ltd., 5.88%, 1/23/21 (e)		495	524,081

			7,373,699
Diversified Consumer Services — 0.4%
ADT Corp., 4.88%, 7/15/32 (e)		120	102,600
APX Group, Inc.:
6.38%, 12/01/19		81	83,125
8.75%, 12/01/20		113	108,621
7.88%, 12/01/22 (e)		130	136,825

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Diversified Consumer Services (continued)
Laureate Education, Inc., 9.25%, 9/01/19 (e)	USD	495	$454,781
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (e)		758	825,273
Service Corp. International, 5.38%, 5/15/24 (g)		500	536,250

			2,247,475
Diversified Financial Services — 1.0%
Aircastle Ltd.:
6.25%, 12/01/19 (g)		367	405,994
5.13%, 3/15/21		16	17,360
5.50%, 2/15/22		219	237,889
5.00%, 4/01/23		100	106,000
Deutsche Bank AG, 4.50%, 5/19/26	EUR	100	107,916
FBM Finance, Inc., 8.25%, 8/15/21 (e)	USD	115	120,463
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	100	135,254
General Motors Financial Co., Inc., 4.38%, 9/25/21 (g)	USD	530	565,700
HSH Nordbank AG, 0.54%, 2/14/17 (d)	EUR	103	110,594
International Lease Finance Corp. (g):
5.88%, 4/01/19	USD	160	172,600
8.25%, 12/15/20		150	179,437
4.63%, 4/15/21		147	155,893
Jefferies Finance LLC/JFIN Co-Issuer Corp. (e):
7.38%, 4/01/20		290	276,950
6.88%, 4/15/22 (g)		480	435,600
Mercury Bondco PLC, (8.25% Cash, 9.00% PIK), 8.25%, 5/30/21 (h)	EUR	100	116,576
MSCI, Inc., 5.75%, 8/15/25 (e)	USD	201	217,834
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20 (g)		1,062	1,095,187
6.88%, 2/15/21		210	217,875
8.25%, 2/15/21		795	826,800
UniCredit SpA:
6.95%, 10/31/22	EUR	100	127,408
5.75%, 10/28/25 (d)		100	117,000
4.38%, 1/03/27 (d)		100	111,100
WMG Acquisition Corp., 5.00%, 8/01/23 (e)	USD	72	73,980

			5,931,410
Diversified Telecommunication Services — 1.8%
CenturyLink, Inc., 6.45%, 6/15/21		456	489,915
Consolidated Communications, Inc., 6.50%, 10/01/22		100	97,000
Frontier Communications Corp.:
7.13%, 3/15/19		170	183,175
6.25%, 9/15/21		45	43,889
7.13%, 1/15/23 (g)		170	160,225
7.63%, 4/15/24 (g)		496	466,240
6.88%, 1/15/25 (g)		1,018	913,655
11.00%, 9/15/25 (g)		395	426,600
Level 3 Financing, Inc.:
4.41%, 1/15/18 (d)		411	413,055
5.38%, 8/15/22 (g)		240	250,836
5.13%, 5/01/23 (g)		905	940,069
5.38%, 1/15/24		240	251,700
5.38%, 5/01/25 (g)		391	410,550
5.25%, 3/15/26 (e)		167	173,054
OTE PLC, 3.50%, 7/09/20	EUR	100	114,735
SoftBank Group Corp., 4.75%, 7/30/25		122	153,946
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	130	134,387
6.00%, 9/30/34		630	633,213
7.20%, 7/18/36		160	171,400
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	37	56,474
Telecom Italia SpA:
6.38%, 6/24/19	GBP	200	294,093
5.88%, 5/19/23		100	156,031

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (continued)
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24	EUR	129	$161,160
Verizon Communications, Inc. (g):
3.65%, 9/14/18	USD	3,855	4,032,847
4.50%, 9/15/20		145	159,850

			11,288,099
Electric Utilities — 0.6%
AES Corp., 4.88%, 5/15/23		270	273,375
AES Gener SA, 5.00%, 7/14/25 (e)(g)		657	680,377
Black Hills Corp., 3.15%, 1/15/27		305	308,639
Exelon Corp., 3.40%, 4/15/26 (g)		140	147,503
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17 (g)		197	177,069
Southern Co., 2.95%, 7/01/23 (g)		1,920	1,983,731
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. (a)(b):
10.50%, 11/01/16		31	2,077
11.50%, 10/01/20 (e)		292	95,007
Series A, 10.25%, 11/01/15		47	3,149

			3,670,927
Electrical Equipment — 0.0%
Belden, Inc., 5.50%, 4/15/23	EUR	149	177,022
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22 (g)	USD	615	660,356
5.00%, 9/01/23		122	126,423
5.50%, 12/01/24 (g)		815	873,435

			1,660,214
Energy Equipment & Services — 0.4%
Ensco PLC:
4.70%, 3/15/21		75	64,725
4.50%, 10/01/24 (g)		138	98,239
5.20%, 3/15/25 (g)		43	30,960
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		30	29,775
6.75%, 8/01/22		282	287,640
Halliburton Co., 3.80%, 11/15/25 (g)		100	103,301
Noble Holding International Ltd.:
4.63%, 3/01/21		35	29,316
6.95%, 4/01/25		55	44,825
Transocean, Inc.:
3.75%, 10/15/17 (g)		414	412,965
6.00%, 3/15/18 (g)		740	740,925
7.38%, 4/15/18		30	30,300
8.13%, 12/15/21		212	198,750
5.05%, 10/15/22		285	227,287
Weatherford International Ltd., 7.75%, 6/15/21		186	184,140

			2,483,148
Environmental, Maintenance, & Security Service — 0.0%
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	100	113,776
Food & Staples Retailing — 1.1%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC (e):
6.63%, 6/15/24	USD	226	242,634
5.75%, 3/15/25		440	455,400
Casino Guichard Perrachon SA:
3.31%, 1/25/23	EUR	100	121,797
3.25%, 3/07/24		200	239,701
2.33%, 2/07/25		100	112,581
CVS Health Corp., 4.75%, 12/01/22 (g)	USD	165	186,877

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	37

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Food & Staples Retailing (continued)
Dollar Tree, Inc.:
5.25%, 3/01/20	USD	58	$60,392
5.75%, 3/01/23 (g)		2,211	2,379,589
Rite Aid Corp. (g):
9.25%, 3/15/20		1,095	1,155,225
6.13%, 4/01/23 (e)		1,570	1,694,941
Tesco PLC, 5.00%, 3/24/23	GBP	100	145,451

			6,794,588
Food Products — 0.8%
Acosta, Inc., 7.75%, 10/01/22 (e)	USD	464	428,620
Aramark Services, Inc.:
5.13%, 1/15/24 (g)		729	755,882
5.13%, 1/15/24 (e)		138	143,089
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (e)		200	206,750
JBS USA LLC/JBS USA Finance, Inc.:
7.25%, 6/01/21		40	41,400
5.75%, 6/15/25		465	471,975
Pinnacle Foods Finance Corp., 5.88%, 1/15/24 (e)		62	66,805
Post Holdings, Inc. (e):
7.75%, 3/15/24 (g)		844	937,895
8.00%, 7/15/25		416	475,280
5.00%, 8/15/26		390	389,025
Smithfield Foods, Inc., 5.88%, 8/01/21 (e)		193	201,685
TreeHouse Foods, Inc., 6.00%, 2/15/24 (e)(g)		383	416,512
WhiteWave Foods Co., 5.38%, 10/01/22		168	189,420

			4,724,338
Forest Products — 0.2%
Arcor SAIC, 6.00%, 7/06/23 (e)		302	324,197
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (e)(g)		610	633,638
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	100	116,559

			1,074,394
Health Care Equipment & Supplies — 0.7%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (e)	USD	810	724,950
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (e)(g)		1,261	1,109,680
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24 (e)		245	262,150
Fresenius US Finance II, Inc., 4.50%, 1/15/23 (e)		260	274,950
Hologic, Inc., Series 2010, 2.00%, 12/15/37 (i)(j)		265	444,869
IDH Finance PLC, 6.25%, 8/15/22	GBP	100	130,711
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (e):
4.88%, 4/15/20 (g)	USD	284	290,390
5.75%, 8/01/22		330	331,237
Teleflex, Inc.:
3.88%, 8/01/17 (i)		100	297,812
5.25%, 6/15/24		250	261,875
4.88%, 6/01/26		96	100,080
Thermo Fisher Scientific, Inc., 3.00%, 4/15/23 (g)		305	312,640

			4,541,344
Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		105	104,738
5.63%, 2/15/23		375	381,563
6.50%, 3/01/24		61	64,126
Aetna, Inc., 2.80%, 6/15/23 (g)		340	347,890
Alere, Inc., 6.38%, 7/01/23 (e)		471	481,597
Amsurg Corp., 5.63%, 7/15/22 (g)		618	638,085
Centene Corp.:
5.63%, 2/15/21		359	381,886
4.75%, 5/15/22 (g)		384	398,880
6.13%, 2/15/24		213	232,170

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc., 6.88%, 2/01/22 (g)	USD	414	$343,620
DaVita HealthCare Partners, Inc. (g):
5.13%, 7/15/24		715	738,237
5.00%, 5/01/25		161	163,174
Envision Healthcare Corp., 5.13%, 7/01/22 (e)		165	166,650
HCA Holdings, Inc., 6.25%, 2/15/21		35	37,888
HCA, Inc.:
3.75%, 3/15/19 (g)		786	810,562
6.50%, 2/15/20 (g)		125	138,125
7.50%, 2/15/22 (g)		342	389,880
5.88%, 3/15/22 (g)		82	90,200
4.75%, 5/01/23		38	39,758
5.88%, 5/01/23		70	74,375
5.00%, 3/15/24 (g)		335	355,100
5.38%, 2/01/25 (g)		828	852,840
5.25%, 4/15/25 (g)		1,230	1,317,637
5.88%, 2/15/26		426	450,495
5.25%, 6/15/26 (g)		123	131,456
4.50%, 2/15/27		388	391,395
HealthSouth Corp.:
5.75%, 11/01/24 (g)		720	746,640
5.75%, 9/15/25		207	216,574
2.00%, 12/01/43 (i)		335	394,672
Hologic, Inc., 5.25%, 7/15/22 (e)(g)		720	765,900
MEDNAX, Inc., 5.25%, 12/01/23 (e)(g)		201	211,553
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (e)		307	330,025
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23		496	505,300
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (e)		104	108,688
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (e)		71	75,793
Tenet Healthcare Corp.:
6.25%, 11/01/18 (g)		264	281,820
4.75%, 6/01/20 (g)		520	533,000
4.15%, 6/15/20 (d)(g)		805	806,006
6.00%, 10/01/20		241	254,556
6.75%, 6/15/23 (g)		1,361	1,294,651
UnitedHealth Group, Inc., 3.75%, 7/15/25 (g)		1,470	1,629,485
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	255	333,011

			18,010,001
Hotels, Restaurants & Leisure — 4.3%
Boyd Gaming Corp., 6.88%, 5/15/23	USD	261	281,880
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20 (g)		2,076	2,107,140
Carlson Travel Holdings, Inc., (7.50% Cash or 8.25% PIK), 7.50%, 8/15/19 (e)(h)		204	202,980
Cemex Finance LLC, 9.38%, 10/12/22 (e)		246	272,752
Codere Finance 2 Luxembourg SA (h):
9.00%, 6/30/21 (e)		24	24,720
9.00%, 6/30/21		12	12,553
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	100	140,323
Enterprise Funding Ltd., Series ETI, 3.50%, 9/10/20 (i)		100	103,476
ESH Hospitality, Inc., 5.25%, 5/01/25 (e)(g)	USD	686	685,787
Gala Electric Casinos Ltd., 11.50%, 6/01/19	GBP	64	86,200
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18 (g)	USD	357	371,280
International Game Technology PLC, 4.75%, 2/15/23	EUR	125	153,137
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC (e):
5.00%, 6/01/24	USD	35	36,705
5.25%, 6/01/26		222	235,875

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp., 3.70%, 1/30/26 (g)	USD	405	$437,161
MGM Resorts International:
8.63%, 2/01/19		149	168,556
5.25%, 3/31/20		368	393,760
6.75%, 10/01/20		363	405,652
6.63%, 12/15/21 (g)		960	1,077,600
4.63%, 9/01/26		229	226,710
MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc., 5.63%, 5/01/24 (e)(g)		1,411	1,530,935
New Red Finance, Inc., 6.00%, 4/01/22 (e)(g)		1,095	1,145,644
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	116,329
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21 (g)	USD	630	650,475
Sabre GLBL, Inc. (e):
5.38%, 4/15/23		192	198,480
5.25%, 11/15/23		242	248,655
Scientific Games International, Inc.:
7.00%, 1/01/22 (e)(g)		524	556,750
10.00%, 12/01/22		303	280,275
Six Flags Entertainment Corp. (e):
5.25%, 1/15/21 (g)		486	503,010
4.88%, 7/31/24		31	31,620
Spirit Issuer PLC:
Series A1, 1.10%, 12/28/28 (d)	GBP	445	409,396
Series A2, 3.25%, 12/28/31 (d)		1,800	2,127,274
Series A5, 5.47%, 12/28/28		4,500	5,967,962
Series A6, 2.35%, 12/28/36 (d)		2,670	3,295,725
Station Casinos LLC, 7.50%, 3/01/21 (g)	USD	1,025	1,089,979
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/16 (a)(b)		375	—
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 6/30/27	GBP	712	968,208
Series N, 6.46%, 3/30/32		100	107,888
Yum! Brands, Inc.:
3.75%, 11/01/21	USD	68	68,850
3.88%, 11/01/23		30	29,700

			26,751,402
Household Durables — 0.6%
Beazer Homes USA, Inc., 6.63%, 4/15/18		250	254,687
Berkline/Benchcraft LLC, 4.50%, 6/01/17 (a)(b)		200	—
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (e)		259	260,295
CalAtlantic Group, Inc.:
8.38%, 1/15/21		140	166,950
5.25%, 6/01/26		35	35,525
DR Horton, Inc., 4.00%, 2/15/20 (g)		340	356,150
Lennar Corp.:
4.50%, 11/15/19		370	390,812
4.75%, 4/01/21		158	169,534
4.88%, 12/15/23		122	127,795
4.75%, 5/30/25		260	269,750
PulteGroup, Inc., 6.38%, 5/15/33 (g)		600	631,500
Riverbed Technology, Inc., 8.88%, 3/01/23 (e)		165	176,963
Standard Pacific Corp., 5.88%, 11/15/24		45	48,600
TRI Pointe Group, Inc.:
4.38%, 6/15/19		110	113,025
4.88%, 7/01/21		190	195,700
5.88%, 6/15/24 (g)		340	355,300

			3,552,586
Household Products — 0.3%
Prestige Brands, Inc., 6.38%, 3/01/24 (e)		150	160,125
Spectrum Brands, Inc.:
6.38%, 11/15/20		190	197,363

Corporate Bonds	Par (000)		Value
Household Products (continued)
Spectrum Brands, Inc. (continued):
6.63%, 11/15/22 (g)	USD	815	$872,050
6.13%, 12/15/24		75	80,906
5.75%, 7/15/25 (g)		396	429,165
Tempur Sealy International, Inc., 5.50%, 6/15/26 (e)		136	142,052

			1,881,661
Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp.:
6.00%, 1/15/22 (e)		48	50,340
5.38%, 1/15/23 (g)		254	254,157
5.88%, 1/15/24 (e)		108	114,210
Dynegy, Inc.:
6.75%, 11/01/19 (g)		610	625,250
7.38%, 11/01/22		324	319,950
5.88%, 6/01/23		35	31,763
7.63%, 11/01/24		35	34,300
NRG Energy, Inc.:
8.25%, 9/01/20		30	30,825
7.88%, 5/15/21 (g)		380	396,150
6.25%, 7/15/22		600	612,750
6.63%, 3/15/23		40	40,800
6.25%, 5/01/24		40	39,700
7.25%, 5/15/26 (e)		208	216,008
6.63%, 1/15/27 (e)		707	708,322
NRG Yield Operating LLC, 5.38%, 8/15/24 (g)		135	140,738
QEP Resources, Inc., 5.38%, 10/01/22 (g)		545	539,550

			4,154,813
Insurance — 1.3%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (g)		360	372,989
American International Group, Inc., 3.75%, 7/10/25 (g)		2,705	2,855,566
Aon PLC, 3.88%, 12/15/25 (g)		1,115	1,200,571
Assicurazioni Generali SpA, 5.00%, 6/08/48 (d)	EUR	100	115,031
Forethought Financial Group, Inc., 8.63%, 4/15/21 (e)(g)	USD	750	834,389
HUB International Ltd. (e):
9.25%, 2/15/21		129	136,095
7.88%, 10/01/21 (g)		678	693,255
Lincoln National Corp., 3.35%, 3/09/25 (g)		845	859,926
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (d)	EUR	400	531,993
Trader Corp., 9.88%, 8/15/18 (e)(g)	USD	112	114,800
Wayne Merger Sub LLC, 8.25%, 8/01/23 (e)		435	449,627

			8,164,242
Internet Software & Services — 0.2%
Equinix, Inc., 5.88%, 1/15/26 (g)		828	901,998
Netflix, Inc., 5.75%, 3/01/24 (g)		600	648,000

			1,549,998
IT Services — 1.0%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (e)(g)		219	226,665
First Data Corp. (e)(g):
5.38%, 8/15/23		1,093	1,133,988
7.00%, 12/01/23		2,271	2,378,872
5.75%, 1/15/24		2,289	2,343,364
Millennium Corp., 12/31/49		1,779	—
Western Digital Corp., 10.50%, 4/01/24 (e)		108	122,040
WEX, Inc., 4.75%, 2/01/23 (e)		220	216,700

			6,421,629

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	39

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Machinery — 0.1%
Gardner Denver, Inc., 6.88%, 8/15/21 (e)	USD	135	$124,538
SPX FLOW, Inc. (e):
5.63%, 8/15/24		292	300,030
5.88%, 8/15/26		157	162,102

			586,670
Media — 7.2%
Altice Financing SA:
6.50%, 1/15/22 (e)(g)		335	352,587
5.25%, 2/15/23	EUR	100	117,686
6.63%, 2/15/23	USD	350	364,437
7.50%, 5/15/26		237	249,443
Altice Luxembourg SA:
7.75%, 5/15/22 (e)(g)		465	494,934
6.25%, 2/15/25	EUR	175	192,764
7.63%, 2/15/25 (e)(g)	USD	286	293,865
Altice US Finance I Corp. (e):
5.38%, 7/15/23 (g)		1,146	1,199,002
5.50%, 5/15/26		439	463,145
AMC Networks, Inc.:
4.75%, 12/15/22		70	72,100
5.00%, 4/01/24		267	273,675
Cablevision Systems Corp.:
8.63%, 9/15/17		114	121,154
7.75%, 4/15/18		464	495,320
8.00%, 4/15/20		125	133,125
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22 (g)		595	624,750
5.13%, 2/15/23		270	283,500
5.13%, 5/01/23 (e)(g)		561	590,279
5.88%, 4/01/24 (e)(g)		566	609,865
5.75%, 2/15/26 (e)(g)		323	345,610
5.50%, 5/01/26 (e)		419	443,616
5.88%, 5/01/27 (e)(g)		1,025	1,096,750
Cellnex Telecom SA, 2.38%, 1/16/24	EUR	100	115,070
Cequel Communications Holdings I LLC/Cequel Capital Corp. (e):
6.38%, 9/15/20	USD	150	155,063
5.13%, 12/15/21		56	56,630
5.13%, 12/15/21 (g)		540	544,725
7.75%, 7/15/25 (g)		1,276	1,394,030
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25 (e)(g)		2,425	2,675,793
Clear Channel International BV, 8.75%, 12/15/20 (e)		425	450,500
Clear Channel Worldwide Holdings, Inc. (g):
6.50%, 11/15/22		3,039	3,143,187
Series B, 7.63%, 3/15/20		952	959,140
Columbus Cable Barbados Ltd., 7.38%, 3/30/21 (e)(g)		686	734,020
CSC Holdings LLC:
10.13%, 1/15/23 (e)		426	486,439
5.25%, 6/01/24 (g)		690	671,453
6.63%, 10/15/25 (e)(g)		445	483,381
10.88%, 10/15/25 (e)		421	493,622
Discovery Communications LLC (g):
3.25%, 4/01/23		1,490	1,492,144
3.45%, 3/15/25		170	167,253
DISH DBS Corp.:
4.25%, 4/01/18 (g)		670	688,881
5.88%, 7/15/22		18	18,360
5.88%, 11/15/24 (g)		308	303,765
7.75%, 7/01/26 (e)(g)		632	674,338
DISH Network Corp., 3.38%, 8/15/26 (e)(i)		274	285,816
eircom Finance DAC, 4.50%, 5/31/22	EUR	100	114,029

Corporate Bonds	Par (000)		Value
Media (continued)
Gray Television, Inc., 5.88%, 7/15/26 (e)	USD	80	$83,400
Hughes Satellite Systems Corp. (e):
5.25%, 8/01/26 (g)		218	216,254
6.63%, 8/01/26		162	160,785
iHeartCommunications, Inc.:
9.00%, 12/15/19		380	307,325
9.00%, 3/01/21		50	37,500
9.00%, 9/15/22 (g)		755	553,037
10.63%, 3/15/23 (g)		944	696,200
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		496	385,640
5.50%, 8/01/23 (g)		501	341,933
Lamar Media Corp., 5.75%, 2/01/26		234	253,013
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (e)		91	97,370
MDC Partners, Inc., 6.50%, 5/01/24 (e)		420	399,000
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (e)		245	256,638
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (e)(g)		345	350,175
National CineMedia LLC, 5.75%, 8/15/26 (e)		88	90,310
Nexstar Escrow Corp., 5.63%, 8/01/24 (e)		258	263,160
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (e)(g)		635	652,380
Numericable Group SA, 5.38%, 5/15/22	EUR	110	128,761
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22	USD	300	314,250
5.63%, 2/15/24		439	466,986
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (e)(g)		450	479,812
SFR Group SA:
6.00%, 5/15/22 (g)		370	378,140
5.63%, 5/15/24	EUR	113	133,609
6.25%, 5/15/24	USD	500	503,750
7.38%, 5/01/26 (g)		2,543	2,625,647
Sirius XM Radio, Inc. (e):
5.75%, 8/01/21 (g)		424	443,080
4.63%, 5/15/23		40	40,450
Sterling Entertainment Corp., 9.75%, 12/15/19		1,175	1,163,250
TEGNA, Inc.:
5.13%, 10/15/19		197	202,664
4.88%, 9/15/21 (e)		70	72,625
Tribune Media Co., 5.88%, 7/15/22 (g)		786	803,685
United Group BV, 7.88%, 11/15/20	EUR	100	117,167
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (e)	USD	210	221,025
4.00%, 1/15/25	EUR	136	161,198
5.00%, 1/15/25 (e)(g)	USD	749	780,832
Univision Communications, Inc. (e)(g):
5.13%, 5/15/23		1,128	1,173,120
5.13%, 2/15/25		1,218	1,272,810
Virgin Media Finance PLC:
6.38%, 10/15/24	GBP	100	142,201
5.75%, 1/15/25 (e)	USD	255	259,463
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	382	525,351
5.25%, 1/15/26 (e)(g)	USD	355	362,987
5.50%, 8/15/26 (e)(g)		200	209,000
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (e)(g)		790	824,562
Wind Acquisition Finance SA, 7.38%, 4/23/21 (e)		200	206,000

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Media (continued)
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	137	$154,727
5.88%, 1/15/25 (e)(g)	USD	470	472,350

			44,708,868
Metals & Mining — 2.8%
Alcoa, Inc. (g):
5.87%, 2/23/22		630	681,975
5.13%, 10/01/24		498	525,390
Anglo American Capital PLC:
2.75%, 6/07/19	EUR	100	114,620
1.50%, 4/01/20		100	108,745
4.45%, 9/27/20 (e)	USD	206	208,060
4.13%, 4/15/21 (e)		200	198,000
3.50%, 3/28/22	EUR	100	112,726
4.13%, 9/27/22 (e)	USD	200	195,500
ArcelorMittal:
6.13%, 6/01/18		370	391,275
10.85%, 6/01/19		145	172,913
7.25%, 2/25/22		22	24,750
8.00%, 10/15/39		94	101,050
7.75%, 3/01/41		287	298,480
Constellium NV (e):
8.00%, 1/15/23		300	306,000
5.75%, 5/15/24 (g)		1,127	1,042,475
First Quantum Minerals Ltd. (e):
7.00%, 2/15/21		119	103,233
7.25%, 5/15/22		356	305,270
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (e)		189	218,295
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		286	280,995
2.38%, 3/15/18 (g)		2,716	2,671,865
3.10%, 3/15/20		160	147,200
4.00%, 11/14/21		290	265,350
3.55%, 3/01/22		705	615,112
3.88%, 3/15/23		1,188	1,018,710
5.40%, 11/14/34		126	98,280
5.45%, 3/15/43		571	436,815
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (e)		172	189,200
Kaiser Aluminum Corp., 5.88%, 5/15/24 (e)		112	118,720
Novelis Corp., 6.25%, 8/15/24 (e)		1,109	1,156,132
Novelis, Inc., 8.75%, 12/15/20 (g)		1,019	1,067,402
Steel Dynamics, Inc.:
5.13%, 10/01/21 (g)		645	670,800
6.38%, 8/15/22 (g)		555	585,525
5.25%, 4/15/23 (g)		200	208,000
5.50%, 10/01/24		56	59,080
Teck Resources Ltd.:
3.00%, 3/01/19 (g)		208	201,760
8.00%, 6/01/21 (e)		131	141,398
3.75%, 2/01/23		350	300,125
8.50%, 6/01/24 (e)		445	500,625
6.00%, 8/15/40 (g)		339	274,590
6.25%, 7/15/41 (g)		315	260,466
5.20%, 3/01/42 (g)		140	102,550
United States Steel Corp., 8.38%, 7/01/21 (e)		320	348,000
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (e)(g)		388	399,640

			17,227,097
Multi-Utilities — 0.3%
Brooklyn Union Gas Co., 3.41%, 3/10/26 (e)(g)		1,475	1,567,767
Multiline Retail — 0.1%
Neiman Marcus Group Ltd., 8.00%, 10/15/21 (e)(g)		646	552,782

Corporate Bonds	Par (000)		Value
Offshore Drilling & Other Services — 0.1%
Lam Research Corp., 3.90%, 6/15/26 (g)	USD	355	$370,963
Sensata Technologies BV, 5.63%, 11/01/24 (e)		179	189,740

			560,703
Oil, Gas & Consumable Fuels — 6.4%
Antero Resources Corp., 5.63%, 6/01/23		39	39,098
California Resources Corp., 8.00%, 12/15/22 (e)(g)		847	571,725
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (g)		695	686,312
Cenovus Energy, Inc.:
5.70%, 10/15/19		44	47,287
5.20%, 9/15/43		20	17,585
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24		973	1,041,110
Chesapeake Energy Corp.:
6.50%, 8/15/17		40	40,300
3.93%, 4/15/19 (d)		1,289	1,166,545
6.63%, 8/15/20		140	124,600
6.88%, 11/15/20		155	136,012
Concho Resources, Inc., 5.50%, 4/01/23		50	51,625
ConocoPhillips Co., 4.20%, 3/15/21 (g)		290	312,939
CONSOL Energy, Inc.:
5.88%, 4/15/22 (g)		2,581	2,335,805
8.00%, 4/01/23		19	18,525
Continental Resources, Inc.:
5.00%, 9/15/22		97	93,848
4.50%, 4/15/23		197	185,672
3.80%, 6/01/24 (g)		425	383,562
4.90%, 6/01/44		98	81,830
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00%, 12/15/20		35	34,475
6.25%, 4/01/23		35	34,125
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (g)		1,070	1,112,800
DCP Midstream LLC (e):
6.45%, 11/03/36		143	138,352
6.75%, 9/15/37		227	220,190
Denbury Resources, Inc., 9.00%, 5/15/21 (e)(g)		578	593,895
Diamondback Energy, Inc., 7.63%, 10/01/21 (g)		471	499,554
Encana Corp. (g):
3.90%, 11/15/21		147	145,340
6.50%, 8/15/34		54	54,515
6.63%, 8/15/37		161	163,198
6.50%, 2/01/38		465	465,386
5.15%, 11/15/41		193	169,361
Energy Transfer Equity LP (g):
7.50%, 10/15/20		429	469,755
5.88%, 1/15/24		582	596,550
5.50%, 6/01/27		500	501,250
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21		356	359,560
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.88%, 2/15/23		270	262,575
Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (e)		411	426,968
Genesis Energy LP/Genesis Energy Finance Corp., 5.63%, 6/15/24		83	79,888
GNL Quintero SA:
4.63%, 7/31/29 (e)(g)		462	480,480
4.63%, 7/31/29		240	249,600
Gulfport Energy Corp.:
7.75%, 11/01/20		218	226,720
6.63%, 5/01/23		21	21,578
Halcon Resources Corp., 8.63%, 2/01/20		140	133,000
Hilcorp Energy I LP/Hilcorp Finance Co. (e):
7.63%, 4/15/21		45	46,238
5.00%, 12/01/24 (g)		377	365,690

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	41

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Matador Resources Co., 6.88%, 4/15/23	USD	390	$402,675
MEG Energy Corp. (g):
6.50%, 3/15/21 (e)		384	314,880
7.00%, 3/31/24		1,669	1,343,545
Memorial Resource Development Corp., 5.88%, 7/01/22 (g)		470	474,700
Murphy Oil Corp., 6.88%, 8/15/24 (g)		165	172,549
Newfield Exploration Co., 5.63%, 7/01/24		50	51,625
NGPL PipeCo LLC:
7.12%, 12/15/17 (g)		2,353	2,455,944
9.63%, 6/01/19 (e)		353	370,650
7.77%, 12/15/37 (e)		129	138,514
Oasis Petroleum, Inc.:
7.25%, 2/01/19		40	39,400
6.50%, 11/01/21		407	375,457
6.88%, 3/15/22 (g)		90	83,700
6.88%, 1/15/23		175	161,437
ONEOK, Inc.:
4.25%, 2/01/22		70	67,725
7.50%, 9/01/23		70	77,525
Parsley Energy LLC/Parsley Finance Corp. (e):
7.50%, 2/15/22 (g)		515	543,325
6.25%, 6/01/24		110	113,575
PDC Energy, Inc., 7.75%, 10/15/22		245	257,250
Petrobras Argentina SA, 7.38%, 7/21/23 (e)(g)		570	584,250
Petrobras Global Finance BV (g):
8.38%, 5/23/21		643	691,836
6.85%, 6/05/49		621	517,759
QEP Resources, Inc.:
6.88%, 3/01/21		74	77,367
5.25%, 5/01/23		35	34,300
Range Resources Corp.:
5.75%, 6/01/21		161	163,415
5.00%, 3/15/23		275	271,562
Rockies Express Pipeline LLC (e):
6.85%, 7/15/18		183	193,751
6.00%, 1/15/19		20	21,050
5.63%, 4/15/20 (g)		550	575,437
6.88%, 4/15/40		55	55,550
RSP Permian, Inc., 6.63%, 10/01/22		291	302,640
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		145	152,250
6.25%, 3/15/22		100	107,000
5.63%, 4/15/23 (g)		1,662	1,749,255
5.75%, 5/15/24 (g)		584	620,500
5.63%, 3/01/25 (g)		252	266,490
5.88%, 6/30/26		354	378,780
Sabine Pass LNG LP, 7.50%, 11/30/16 (g)		2,249	2,279,924
Sanchez Energy Corp.:
7.75%, 6/15/21		50	43,500
6.13%, 1/15/23 (g)		1,351	1,067,290
SBA Communications Corp., 4.88%, 9/01/24 (e)		579	586,961
Seven Generations Energy Ltd. (e):
8.25%, 5/15/20 (g)		955	1,015,881
6.75%, 5/01/23		186	190,185
SM Energy Co.:
6.13%, 11/15/22 (g)		13	12,643
5.00%, 1/15/24		10	9,138
Southwestern Energy Co.:
7.50%, 2/01/18		38	39,948
5.80%, 1/23/20		206	206,000
4.10%, 3/15/22		198	180,180
6.70%, 1/23/25		55	56,513
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26 (g)		235	236,953

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24	USD	307	$314,675
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.88%, 2/01/21		73	75,555
6.38%, 8/01/22		85	87,763
5.25%, 5/01/23		15	15,225
6.75%, 3/15/24 (e)		73	77,563
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.88%, 10/01/20 (g)		138	141,967
6.13%, 10/15/21		39	40,853
6.38%, 5/01/24		111	118,493
Transcanada Trust, Series 16-A, 5.88%, 8/15/76 (d)		180	191,812
Vantage Drilling International, 10.00%, 12/31/20		3	—
Weatherford International LLC, 6.80%, 6/15/37		27	20,115
Weatherford International Ltd.:
6.50%, 8/01/36		75	55,500
5.95%, 4/15/42		71	49,878
Whiting Petroleum Corp.:
1.25%, 6/05/20 (i)		675	580,085
5.75%, 3/15/21		2	1,793
5.75%, 3/15/21 (i)		400	373,626
6.25%, 4/01/23 (i)		177	164,057
Williams Cos., Inc.:
3.70%, 1/15/23		58	56,260
4.55%, 6/24/24		332	339,470
5.75%, 6/24/44		181	185,977
WPX Energy, Inc.:
5.25%, 1/15/17		40	40,200
7.50%, 8/01/20		70	71,881
6.00%, 1/15/22		284	276,190
8.25%, 8/01/23		190	197,600
5.25%, 9/15/24		225	207,562
YPF SA:
8.50%, 7/28/25		83	89,092
8.50%, 7/28/25 (e)		859	922,051

			40,013,450
Paper & Forest Products — 0.0%
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (e)		260	234,000
Pharmaceuticals — 1.8%
AbbVie, Inc., 3.60%, 5/14/25 (g)		695	735,505
Actavis Funding SCS, 3.45%, 3/15/22 (g)		2,460	2,576,646
Capsugel SA, (7.00% Cash or 7.75% PIK), 7.00%, 5/15/19 (e)(h)		121	122,210
DPx Holdings BV, 7.50%, 2/01/22 (e)		110	116,895
Endo Finance LLC/Endo Finco, Inc. (e):
7.25%, 1/15/22		121	117,370
6.00%, 7/15/23 (g)		433	392,948
6.50%, 2/01/25 (g)		398	353,225
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	100	121,026
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (g)	USD	479	500,555
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (e)(g)		1,179	1,235,002
NBTY, Inc., 7.63%, 5/15/21 (e)		745	761,762
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23 (g)		775	779,178
Valeant Pharmaceuticals International, Inc. (e):
6.75%, 8/15/18		1,044	1,047,028
5.38%, 3/15/20		594	559,845
6.38%, 10/15/20		749	715,295
7.50%, 7/15/21		335	329,241
5.63%, 12/01/21		341	307,753
5.50%, 3/01/23		16	13,960

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (e) (continued):
5.88%, 5/15/23	USD	266	$234,080
6.13%, 4/15/25		400	351,500

			11,371,024
Real Estate — 0.3%
AvalonBay Communities, Inc., 3.45%, 6/01/25 (g)		1,245	1,310,913
Prologis LP, 3.75%, 11/01/25 (g)		255	275,657

			1,586,570
Real Estate Investment Trusts (REITs) — 0.7%
ERP Operating LP, 3.38%, 6/01/25 (g)		1,015	1,065,424
Hilton Escrow Issuer LLC/Hilton Escrow Issuer Corp., 4.25%, 9/01/24 (e)		309	314,987
iStar, Inc., 4.00%, 11/01/17		250	250,312
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 9/01/26 (e)		391	390,756
Ventas Realty LP, 4.13%, 1/15/26 (g)		650	704,164
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21 (g)		1,300	1,447,302

			4,172,945
Real Estate Management & Development — 0.5%
Realogy Group LLC/Realogy Co-Issuer Corp. (e):
4.50%, 4/15/19 (g)		301	312,288
5.25%, 12/01/21		873	914,467
4.88%, 6/01/23		1,542	1,561,275
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (e)		220	223,300

			3,011,330
Road & Rail — 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (e):
5.13%, 6/01/22		205	208,588
6.38%, 4/01/24		30	31,665
5.25%, 3/15/25 (g)		930	920,700
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (e)(g)		701	722,030
Herc Rentals, Inc. (e):
7.50%, 6/01/22		175	182,000
7.75%, 6/01/24		12	12,540
Hertz Corp. (g):
6.75%, 4/15/19		405	413,100
5.88%, 10/15/20		435	450,769
7.38%, 1/15/21		225	234,281
Lima Metro Line 2 Finance Ltd., 5.88%, 7/05/34 (e)(g)		3,000	3,333,750
Loxam SAS, 3.50%, 5/03/23	EUR	100	116,565
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (e)	USD	319	319,797

			6,945,785
Semiconductors & Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		115	111,550
Analog Devices, Inc., 3.90%, 12/15/25 (g)		375	400,361
Applied Materials, Inc., 3.90%, 10/01/25 (g)		285	316,437
Micron Technology, Inc. (e):
5.25%, 8/01/23		306	296,055
5.63%, 1/15/26		74	70,670
Microsemi Corp., 9.13%, 4/15/23 (e)		37	42,365
NXP BV/NXP Funding LLC (e):
4.13%, 6/15/20 (g)		1,037	1,073,295
4.13%, 6/01/21		200	209,200
3.88%, 9/01/22		200	203,250
4.63%, 6/01/23		224	236,320

Corporate Bonds	Par (000)		Value
Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp., Series B, 2.63%, 12/15/26 (i)	USD	250	$272,969
QUALCOMM, Inc., 3.45%, 5/20/25 (g)		1,570	1,695,481
Sensata Technologies BV, 5.00%, 10/01/25 (e)(g)		332	343,620

			5,271,573
Software — 0.9%
ACI Worldwide, Inc., 6.38%, 8/15/20 (e)		360	371,700
BMC Software Finance, Inc., 8.13%, 7/15/21 (e)		635	558,800
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (e)		303	313,226
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (e)(g)		375	400,858
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (e)		46	40,250
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (e)(g)(h)		545	510,937
Infor US, Inc., 6.50%, 5/15/22 (g)		1,089	1,103,974
Informatica LLC, 7.13%, 7/15/23 (e)		437	412,965
Nuance Communications, Inc. (e):
5.38%, 8/15/20 (g)		85	87,019
6.00%, 7/01/24		160	166,400
PTC, Inc., 6.00%, 5/15/24		106	114,613
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (e)(g)		824	912,580
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (g)		568	597,820
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 2/01/23	EUR	100	107,641

			5,698,783
Specialty Retail — 0.5%
Asbury Automotive Group, Inc., 6.00%, 12/15/24 (g)		660	686,400
Group 1 Automotive, Inc., 5.00%, 6/01/22 (g)	USD	550	552,750
JC Penney Corp., Inc.:
6.38%, 10/15/36		49	41,160
7.40%, 4/01/37		42	37,800
L Brands, Inc., 6.88%, 11/01/35 (g)		515	562,637
Penske Automotive Group, Inc.:
5.38%, 12/01/24 (g)		551	560,643
5.50%, 5/15/26		190	190,118
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/23		243	258,795
THOM Europe SAS, 7.38%, 7/15/19	EUR	100	117,680

			3,007,983
Technology Hardware, Storage & Peripherals — 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (e):
4.42%, 6/15/21 (g)	USD	130	135,933
5.88%, 6/15/21		208	219,927
7.13%, 6/15/24		253	274,089
6.02%, 6/15/26 (g)		135	144,440
8.35%, 7/15/46 (g)		130	151,497
Western Digital Corp., 7.38%, 4/01/23 (e)(g)		444	481,740

			1,407,626
Textiles, Apparel & Luxury Goods — 0.1%
BiSoho SAS, 5.88%, 5/01/23	EUR	100	118,863
Hanesbrands, Inc., 4.88%, 5/15/26 (e)	USD	180	188,100
Wolverine World Wide, Inc., 5.00%, 9/01/26 (e)		65	65,081

			372,044
Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp., 5.75%, 8/15/23		163	170,742
Radian Group, Inc., 5.25%, 6/15/20 (g)		355	375,590

			546,332

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	43

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Corporate Bonds	Par (000)		Value
Tobacco — 0.1%
Reynolds American, Inc., 3.25%, 6/12/20 (g)	USD	396	$416,363
Trading Companies & Distributors — 0.0%
Ashtead Capital, Inc., 5.63%, 10/01/24 (e)(g)		220	231,275
Transportation Infrastructure — 1.2%
CEVA Group PLC, 7.00%, 3/01/21 (e)		460	374,900
Jack Cooper Enterprises, Inc., (10.50% Cash or 11.25% PIK), 10.50%, 3/15/19 (e)(h)		968	261,282
Onorato Armatori SpA, 7.75%, 2/15/23	EUR	100	114,635
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 3/15/18 (e)(g)	USD	6,155	6,308,481
Transurban Finance Co., 4.13%, 2/02/26 (e)(g)		435	464,341

			7,523,639
Utilities — 0.1%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21	EUR	100	118,795
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (e)	USD	495	508,217

			627,012
Wireless Telecommunication Services — 1.9%
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/23 (e)		69	71,760
8.25%, 10/15/23 (g)		975	1,016,438
Digicel Ltd., 6.00%, 4/15/21 (e)(g)		2,073	1,894,204
GEO Group, Inc.:
5.88%, 1/15/22		50	47,250
5.13%, 4/01/23		340	303,450
6.00%, 4/15/26		64	57,360
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	100	111,532
Rogers Communications, Inc., 5.00%, 3/15/44 (g)	USD	545	651,666
SBA Communications Corp., 5.63%, 10/01/19		209	215,270
Sprint Capital Corp.:
6.90%, 5/01/19		135	136,350
6.88%, 11/15/28 (g)		1,131	1,017,900
Sprint Communications, Inc.:
9.00%, 11/15/18 (e)(g)		1,454	1,601,217
7.00%, 8/15/20		455	448,175
Sprint Corp.:
7.25%, 9/15/21		105	103,819
7.88%, 9/15/23		255	247,857
7.13%, 6/15/24 (g)		1,503	1,401,547
7.63%, 2/15/25		163	154,748
T-Mobile USA, Inc.:
6.63%, 4/28/21 (g)		228	238,830
6.13%, 1/15/22		75	79,125
6.73%, 4/28/22		173	181,866
6.00%, 3/01/23 (g)		513	543,801
6.84%, 4/28/23		55	58,988
6.50%, 1/15/24 (g)		535	575,125
6.38%, 3/01/25		135	145,125
6.50%, 1/15/26 (g)		448	490,280
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	195	220,775

			12,014,458
Total Corporate Bonds — 60.0%			373,883,671

Floating Rate Loan Interests (d)
Aerospace & Defense — 0.5%
BE Aerospace, Inc., 2014 Term Loan B, 3.75%, 12/16/21	USD	618	623,541
Camp International Holding Co.:
2016 1st Lien Term Loan, 4.75%, 8/11/23		300	297,876
2016 2nd Lien Term Loan, 8.25%, 8/12/24		140	139,650

Floating Rate Loan Interests (d)	Par (000)		Value
Aerospace & Defense (continued)
Engility Corp.:
Term Loan B1, 4.88%, 8/12/20	USD	115	$115,647
Term Loan B2, 5.75%, 8/12/23		223	224,771
TransDigm, Inc.:
2015 Term Loan E, 3.75%, 5/14/22		637	635,701
2016 Delayed Draw Term Loan F, 3.75%, 6/09/23		164	163,642
2016 Extended Term Loan F, 3.75%, 6/09/23		697	695,414
2016 Term Loan F, 3.75%, 6/09/23		183	181,825
Term Loan D, 3.75%, 6/04/21		336	334,858

			3,412,925
Air Freight & Logistics — 0.3%
CEVA Group PLC, Synthetic LOC, 6.50%, 3/19/21		295	235,287
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		304	242,538
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		52	41,817
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		420	334,535
XPO Logistics, Inc., Term Loan B2, 4.25%, 10/30/21		1,118	1,122,796

			1,976,973
Airlines — 0.1%
Northwest Airlines, Inc.:
2.75%, 3/10/17		150	149,316
2.13%, 9/10/18		345	336,375
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		7	6,659

			492,350
Auto Components — 0.5%
Autoparts Holdings Ltd.:
1st Lien Term Loan, 7.00%, 7/29/17		876	827,438
2nd Lien Term Loan, 11.00%, 1/29/18		480	412,800
Gates Global, Inc., Term Loan B, 4.25%, 7/06/21		1,748	1,719,155

			2,959,393
Automobiles — 0.2%
FCA US LLC, Term Loan B:
3.50%, 5/24/17		300	300,375
2018, 3.25%, 12/31/18		758	758,377

			1,058,752
Banks — 0.1%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		410	408,988
2nd Lien Term Loan, 8.25%, 6/03/21		346	339,203

			748,191
Building Materials — 0.3%
USAGM HoldCo LLC:
2015 2nd Lien Term Loan, 9.50%, 7/28/23		290	286,375
2015 Term Loan, 4.75%, 7/28/22		981	961,429
2016 Incremental Term Loan, 5.50%, 7/28/22		888	886,476

			2,134,280
Building Products — 0.8%
Continental Building Products LLC, 1st Lien Term Loan, 3.50%, 8/10/23		600	600,433
CPG International, Inc., Term Loan, 4.75%, 9/30/20		1,274	1,270,324
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		710	708,135
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		562	565,235
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		539	539,881
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		580	581,543

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests (d)	Par (000)		Value
Building Products (continued)
Wilsonart LLC, Term Loan B, 4.00%, 10/31/19	USD	662	$661,144

			4,926,695
Capital Markets — 0.2%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18		215	206,828
RPI Finance Trust, Term Loan B4, 3.50%, 11/09/20		1,126	1,131,816

			1,338,644
Chemicals — 1.1%
Allnex (Luxembourg) & Cy SCA, 2016 Term Loan B2, 5.00%, 5/31/23		183	183,303
Allnex USA, Inc., Term Loan B3, 5.00%, 5/31/23		137	138,099
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		605	607,739
Chemours Co., Term Loan B, 3.75%, 5/12/22		85	83,743
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		47	40,631
Huntsman International LLC:
2013 Incremental Term Loan, 3.75%, 10/01/21		404	405,385
2016 Term Loan B, 4.25%, 4/01/23		349	350,654
MacDermid, Inc.:
1st Lien Term Loan, 5.50%, 6/07/20		650	649,497
Term Loan B3, 5.50%, 6/07/20		800	800,058
OXEA Finance LLC, Term Loan B2, 4.25%, 1/15/20		1,055	1,002,285
PQ Corp., Term Loan, 5.75%, 11/04/22		618	621,751
Royal Holdings, Inc.:
2015 1st Lien Term Loan, 4.50%, 6/19/22		460	460,861
2015 2nd Lien Term Loan, 8.50%, 6/19/23		185	182,225
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/31/21		511	505,081
2nd Lien Term Loan, 7.75%, 7/31/22		600	573,300
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		519	516,899

			7,121,511
Commercial Services & Supplies — 1.9%
ADMI Corp., 2015 Term Loan B, 5.25%, 4/30/22		185	185,804
ADS Waste Holdings, Inc., Term Loan B2, 3.75%, 10/09/19		946	944,742
Aramark Services, Inc.:
Term Loan E, 3.25%, 9/07/19		552	553,091
Term Loan F, 3.25%, 2/24/21		455	456,621
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		1,010	997,476
Catalent Pharma Solutions, Inc., Term Loan B, 4.25%, 5/20/21		1,377	1,384,271
Connolly Corp.:
1st Lien Term Loan, 4.50%, 5/14/21		1,290	1,292,087
2nd Lien Term Loan, 8.00%, 5/14/22		55	54,256
Dealer Tire LLC, Term Loan B, 5.50%, 12/22/21		231	231,161
Employbridge LLC, Exit Term Loan, 7.50%, 5/16/20		269	230,410
GCA Services Group, Inc., 2016 Term Loan, 5.75%, 3/01/23		574	576,906
KAR Auction Services, Inc., Term Loan B3, 4.25%, 3/09/23		434	439,067
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/18/19		331	306,424
Prime Security Services Borrower LLC:
1st Lien Term Loan, 4.75%, 7/01/21		80	80,680
2016 Incremental Term Loan B1, 4.75%, 5/02/22		920	926,035
PSSI Holdings LLC, Term Loan B, 5.00%, 12/02/21		349	349,987
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		1,354	1,340,521
TruGreen Limited Partnership, 1st Lien Term Loan B, 6.50%, 4/13/23		340	341,700
US Security Associates Holdings, Inc., 2016 Term Loan, 6.00%, 7/14/23		605	603,990

Floating Rate Loan Interests (d)	Par (000)		Value
Commercial Services & Supplies (continued)
Waste Industries USA, Inc., 2016 Term Loan, 3.50%, 2/27/20	USD	683	$684,523

			11,979,752
Communications Equipment — 0.8%
Applied Systems, Inc.:
1st Lien Term Loan, 4.00%, 1/25/21		265	265,773
2nd Lien Term Loan, 7.50%, 1/24/22		262	262,842
Avaya, Inc., Term Loan B7, 6.25%, 5/29/20		242	180,403
Checkout Holding Corp., 1st Lien Term Loan, 4.50%, 4/09/21		55	48,428
CommScope, Inc., Term Loan B5, 3.75%, 12/29/22		496	497,803
Riverbed Technology, Inc., 2016 Term Loan, 5.00%, 4/24/22		687	691,192
Telesat Canada, Term Loan A, 3.99%, 3/28/17	CAD	1,239	939,783
Zayo Group LLC, Term Loan B, 3.75%, 5/06/21	USD	1,820	1,821,780

			4,708,004
Construction & Engineering — 0.2%
CNT Holdings III Corp., Term Loan B, 5.25%, 1/22/23		574	575,472
Safway Group Holding LLC, Term Loan B, 5.75%, 8/19/23		835	835,000

			1,410,472
Construction Materials — 0.3%
Filtration Group Corp., 1st Lien Term Loan, 4.25%, 11/21/20		796	794,168
HD Supply, Inc., 2015 Term Loan B, 3.75%, 8/13/21		1,290	1,296,701

			2,090,869
Containers & Packaging — 0.6%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		902	905,591
Berry Plastics Holding Corp., Term Loan H, 3.75%, 10/03/22		1,845	1,843,701
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		1,191	1,194,265

			3,943,557
Distributors — 0.1%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		546	547,428
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		222	219,503

			766,931
Diversified Consumer Services — 0.8%
AssuredPartners, Inc., 2015 1st Lien Term Loan, 5.75%, 10/21/22		985	988,749
Bright Horizons Family Solutions, Inc., Term Loan B, 3.75%, 1/30/20		1,189	1,192,255
Laureate Education, Inc., Term Loan B, 8.16%, 3/17/21		105	103,955
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		615	599,569
ServiceMaster Co., 2014 Term Loan B, 4.25%, 7/01/21		2,261	2,274,595

			5,159,123
Diversified Financial Services — 0.2%
AlixPartners LLP, 2015 Term Loan B, 4.50%, 7/28/22		799	802,957
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		170	169,004

			971,961

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	45

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests (d)	Par (000)		Value
Diversified Telecommunication Services — 1.1%
Hawaiian Telcom Communications, Inc., Term Loan B, 5.25%, 6/06/19	USD	700	$701,590
Integra Telecom, Inc.:
2015 1st Lien Term Loan, 5.25%, 8/14/20		840	831,293
2nd Lien Term Loan, 9.75%, 2/12/21		360	340,903
Level 3 Financing, Inc.:
2013 Term Loan B, 4.00%, 1/15/20		3,040	3,055,200
2019 Term Loan, 4.00%, 8/01/19		1,034	1,037,863
Telenet International Finance Sarl, Term Loan AD, 4.25%, 6/30/24		827	829,433

			6,796,282
Electrical Equipment — 0.2%
Texas Competitive Electric Holdings Co. LLC:
2016 DIP Term Loan B, 5.00%, 10/31/17		819	821,052
2016 DIP Term Loan C, 5.00%, 10/31/17		187	187,320
Extended Term Loan, 4.97%, 10/10/17 (a)(b)		780	249,600

			1,257,972
Energy Equipment & Services — 0.2%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		293	292,318
Exgen Texas Power LLC, Term Loan B, 5.75%, 9/16/21		455	364,817
Weatherford International Ltd., Term Loan, 1.95%, 7/13/20		663	623,251

			1,280,386
Food & Staples Retailing — 1.0%
Albertsons LLC:
2016 Term Loan B4, 4.50%, 8/25/21		1,477	1,482,685
2016 Term Loan B5, 4.75%, 12/21/22		109	109,513
Hostess Brands LLC:
1st Lien Term Loan, 4.50%, 8/03/22		1,082	1,087,364
2nd Lien Term Loan, 8.50%, 8/03/23		230	230,562
Rite Aid Corp.:
5.75%, 8/21/20		240	240,526
4.88%, 6/21/21		815	816,222
US Foods, Inc., 2016 Term Loan B, 4.00%, 6/27/23		2,025	2,033,869

			6,000,741
Food Products — 0.7%
Blue Ribbon LLC, Term Loan, 5.00%, 11/13/21		569	573,365
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		697	699,188
Pinnacle Foods Finance LLC:
2016 Term Loan I, 3.27%, 1/13/23		368	370,145
Term Loan G, 3.25%, 4/29/20		438	438,746
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		649	591,241
2nd Lien Term Loan, 10.75%, 11/01/19		233	179,410
Reynolds Group Holdings, Inc., 2016 Term Loan, 4.25%, 2/05/23		1,620	1,621,098

			4,473,193
Health Care Equipment & Supplies — 1.4%
Alere, Inc.:
2015 Term Loan A, 3.50%, 6/18/20		373	366,691
2015 Term Loan B, 4.25%, 6/18/22		487	480,957
Auris Luxembourg III Sarl, Term Loan B4, 4.25%, 1/15/22		1,044	1,046,840
Capsugel Holdings US, Inc., Term Loan B, 4.00%, 7/31/21		1,256	1,261,411
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		1,397	1,345,910

Floating Rate Loan Interests (d)	Par (000)		Value
Health Care Equipment & Supplies (continued)
Hill-Rom Holdings, Inc., Term Loan B, 3.50%, 9/08/22	USD	880	$884,770
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		167	165,146
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		589	571,353
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		1,178	1,157,758
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		1,162	1,133,654

			8,414,490
Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc.:
Term Loan B, 3.75%, 2/11/22		234	234,137
Term Loan B2, 4.50%, 2/16/23		647	649,175
Air Medical Group Holdings, Inc., Term Loan B, 4.25%, 4/28/22		197	193,796
Amsurg Corp., 1st Lien Term Loan B, 3.50%, 7/16/21		1,146	1,146,595
CHG Healthcare Services, Inc., 2016 Term Loan B, 4.75%, 6/07/23		983	988,069
Community Health Systems, Inc.:
Term Loan F, 4.08%, 12/31/18		503	495,098
Term Loan G, 3.75%, 12/31/19		749	718,634
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, 6.50%, 2/07/22		790	790,000
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		1,746	1,754,841
Envision Healthcare Corp., Term Loan:
4.25%, 5/25/18		436	436,312
B2, 4.50%, 10/28/22		687	687,944
HC Group Holdings III, Inc., Term Loan B, 6.00%, 4/07/22		595	596,233
HCA, Inc.:
Term Loan B6, 3.77%, 3/17/23		1,395	1,410,721
Term Loan B7, 3.57%, 2/15/24		135	136,320
NVA Holdings, Inc.:
1st Lien Term Loan, 4.75%, 8/14/21		6	5,692
2016 Term Loan, 5.50%, 8/14/21		370	369,970
Precyse Acquisition Corp., 2016 1st Lien Term Loan, 6.50%, 10/20/22		550	551,722
Sterigenics-Nordion Holdings LLC, 2015 Term Loan B, 4.25%, 5/15/22		968	964,668
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		399	399,320
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/22		713	715,465
Team Health, Inc., 2016 Term Loan, 3.75%, 11/23/22		1,321	1,323,420
U.S. Renal Care, Inc., 2015 Term Loan B, 5.25%, 12/31/22		560	539,413
Vizient, Inc., 1st Lien Term Loan, 6.25%, 2/13/23		648	655,267

			15,762,812
Health Care Technology — 0.1%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		695	694,670
Hotels, Restaurants & Leisure — 2.5%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		832	823,037
2nd Lien Term Loan, 8.00%, 8/01/22		246	243,845
AMF Bowling Centers, Inc., 2016 Term Loan, 6.00%, 8/17/23		508	503,768
Boyd Gaming Corp.:
Term Loan B, 4.00%, 8/14/20		775	776,299
Term Loan B2, 4.00%, 8/16/23		380	381,425

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests (d)	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20	USD	1,083	$968,890
Burger King Newco Unlimited Liability Co., Term Loan B2, 3.75%, 12/10/21		1,722	1,728,160
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		2,577	2,518,501
CCM Merger, Inc., Term Loan B, 4.50%, 8/08/21		649	652,254
Eldorado Resorts LLC, Term Loan B, 4.25%, 7/23/22		967	967,240
ESH Hospitality, Inc., 2016 Term Loan B, 3.80%, 8/16/23 (f)		875	876,820
Hilton Worldwide Finance LLC:
2016 Term Loan B2, 3.10%, 10/25/23		438	439,655
Term Loan B1, 3.50%, 10/26/20		43	42,824
La Quinta Intermediate Holdings LLC, Term Loan B, 3.75%, 4/14/21		241	237,748
MPH Acquisition Holdings LLC, 2016 Term Loan B, 5.00%, 6/07/23		1,175	1,187,243
RHP Hotel Properties LP, Term Loan B, 3.50%, 1/15/21		546	546,914
Sabre, Inc.:
Incremental Term Loan, 4.50%, 2/19/19		323	323,362
Term Loan B, 4.00%, 2/19/19		580	582,107
Scientific Games International, Inc.:
2014 Term Loan B1, 6.00%, 10/18/20		380	380,484
2014 Term Loan B2, 6.00%, 10/01/21		233	232,839
Station Casinos LLC, 2016 Term Loan B, 3.75%, 6/08/23		869	869,146
Yum! Brands, Inc., 1st Lien Term Loan B, 3.26%, 6/16/23		450	452,651

			15,735,212
Household Products — 0.2%
Bass Pro Group LLC, 2015 Term Loan, 4.00%, 6/05/20		358	356,497
Spectrum Brands, Inc., Term Loan, 3.50%, 6/23/22		1,008	1,011,592

			1,368,089
Independent Power and Renewable Electricity Producers — 1.1%
Calpine Construction Finance Co., LP, Term Loan B1, 3.00%, 5/03/20		754	743,763
Calpine Corp.:
Term Loan B5, 3.50%, 5/27/22		258	258,147
Term Loan B6, 4.00%, 1/15/23		274	274,936
Term Loan B7, 3.64%, 5/02/23		658	660,191
Dynegy, Inc., Escrow, 5.00%, 6/27/23		1,200	1,200,192
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 12/19/16		1,969	1,976,769
Granite Acquisition, Inc.:
Term Loan B, 5.00%, 12/19/21		1,099	1,070,156
Term Loan C, 5.00%, 12/19/21		49	47,804
NRG Energy, Inc., 2016 Term Loan B, 3.50%, 6/30/23		580	579,182

			6,811,140
Industrial Conglomerates — 0.0%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		200	172,264
Insurance — 0.7%
AmWINS Group, LLC, 2016 Term Loan B, 4.75%, 9/06/19		723	726,881
Asurion LLC:
2nd Lien Term Loan, 8.50%, 3/03/21		405	403,380
Term Loan B1, 5.00%, 5/24/19		1,067	1,067,606
Term Loan B4, 5.00%, 8/04/22		231	230,917

Floating Rate Loan Interests (d)	Par (000)		Value
Insurance (continued)
Sedgwick Claims Management Services, Inc.:
2016 1st Lien Term Loan, 5.25%, 3/01/21	USD	265	$266,492
1st Lien Term Loan, 3.75%, 3/01/21		807	797,141
2nd Lien Term Loan, 6.75%, 2/28/22		765	756,072

			4,248,489
Internet & Catalog Retail — 0.1%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, 4.00%, 8/19/23		924	925,547
Internet Software & Services — 0.2%
Go Daddy Operating Co. LLC, Term Loan B, 4.25%, 5/13/21		1,087	1,091,966
WaveDivision Holdings LLC, Term Loan B, 4.00%, 10/15/19		385	384,600

			1,476,566
IT Services — 1.3%
Cision US Inc., Term Loan B, 7.00%, 6/16/23		535	507,581
First Data Corp., 2021 Extended Term Loan, 4.52%, 3/24/21		4,379	4,399,472
Global Payments Inc., Term Loan B, 4.02%, 4/22/23		876	881,609
Vantiv LLC, 2014 Term Loan B, 3.50%, 6/13/21		791	793,500
WEX, Inc., Term Loan B, 4.25%, 7/01/23		1,295	1,304,013

			7,886,175
Machinery — 0.5%
Allison Transmission, Inc., Term Loan B3, 3.50%, 8/23/19		448	448,581
Global Brass & Copper, Inc., 2016 Term Loan B, 5.25%, 7/18/23		490	493,062
Mueller Water Products, Inc., Term Loan B, 4.00%, 11/26/21		300	300,927
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		857	856,868
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		1,406	1,250,506

			3,349,944
Media — 3.5%
Altice U.S. Finance I Corp., Extended Term Loan, 4.25%, 12/14/22		1,803	1,809,271
Cengage Learning Acquisitions, Inc., 2016 Term Loan B, 5.25%, 6/07/23		733	731,629
Charter Communications Operating LLC, 2016 Term Loan I, 3.50%, 1/24/23		2,579	2,591,430
CSC Holdings LLC, 2015 Term Loan B, 5.00%, 10/09/22		1,551	1,563,072
Gray Television, Inc., 2014 Term Loan B, 3.94%, 6/13/21		259	259,971
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		923	915,821
iHeartCommunications, Inc.:
Extended Term Loan E, 8.02%, 7/30/19		215	164,297
Term Loan D, 7.27%, 1/30/19		1,972	1,511,273
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		1,176	1,115,786
MGOC, Inc., Term Loan B, 4.00%, 7/31/20		692	691,732
Numericable U.S. LLC:
Term Loan B6, 4.75%, 2/10/23		1,149	1,152,098
Term Loan B7, 5.00%, 1/15/24		1,626	1,634,461
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		682	680,974
Trader Corp., Term Loan, 5.50%, 8/09/23		455	455,287
Tribune Media Co., Term Loan, 3.75%, 12/27/20		1,298	1,300,898
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		2,117	2,115,425

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	47

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests (d)	Par (000)		Value
Media (continued)
UPC Financing Partnership, Term Loan AN, 3.00%, 8/31/24	USD	480	$478,277
Virgin Media Investment Holdings Ltd.:
Term Loan E, 4.25%, 6/30/23	GBP	305	399,978
Term Loan F, 3.65%, 6/30/23	USD	1,076	1,075,911
Ziggo Financing Partnership:
Term Loan B1, 3.65%, 1/15/22		366	364,222
Term Loan B2A, 3.60%, 1/15/22		250	248,320
Term Loan B3, 3.70%, 1/15/22		410	407,970

			21,668,103
Metals & Mining — 0.4%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		255	30,600
FMG Resources August 2006 Property Ltd., Term Loan B, 3.75%, 6/30/19		148	147,331
Freeport McMoran Copper & Gold Inc., Term Loan A, 3.28%, 5/31/18		774	766,816
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22		1,075	1,076,586
WireCo WorldGroup, Inc., 2016 1st Lien Term Loan, 6.50%, 7/13/23		235	235,195

			2,256,528
Multiline Retail — 0.8%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		1,229	1,227,510
2nd Lien Term Loan, 8.50%, 3/26/20		572	573,217
Dollar Tree, Inc., Term Loan B1, 3.50%, 7/06/22		1,602	1,604,101
Hudson’s Bay Co., 2015 Term Loan B, 4.75%, 9/30/22		966	967,082
Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		495	463,829

			4,835,739
Oil, Gas & Consumable Fuels — 1.4%
California Resources Corp.:
Second Out Term Loan, 11.50%, 8/04/21		845	885,138
Term Loan A, 3.70%, 10/01/19		588	558,670
Chesapeake Energy Corp., Term Loan, 8.50%, 8/15/21		1,194	1,231,083
CITGO Holding, Inc., 2015 Term Loan B, 9.50%, 5/12/18		347	348,622
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		444	203,245
Energy Transfer Equity LP, Term Loan:
3.29%, 12/02/19		87	85,042
2015, 4.04%, 12/02/19		244	241,667
EP Energy LLC, 2016 Term Loan, 9.75%, 6/30/21		204	200,438
EWT Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		293	293,231
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		1,232	1,130,946
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		633	601,287
PowerTeam Services LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		275	272,250
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/21		262	235,716
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/20		103	89,705
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		23	18,615
Southcross Holdings Borrower LP, Exit Term Loan B, 3.50%, 4/13/23		36	30,198
TPF II Power LLC, Term Loan B, 5.00%, 10/02/21		921	924,307
Ultra Resources, Inc., Revolver, 4.75%, 10/06/16		531	491,175

Floating Rate Loan Interests (d)	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Veresen Midstream Limited Partnership, Term Loan B1, 5.25%, 3/31/22	USD	823	$813,586

			8,654,921
Personal Products — 0.2%
Prestige Brands, Inc., Term Loan B3, 3.50%, 9/03/21		464	466,047
Revlon Consumer Products Corp., 2016 Term Loan B, 1.00%, 7/22/23		915	913,627

			1,379,674
Pharmaceuticals — 1.6%
Akorn, Inc., Term Loan B, 5.25%, 4/16/21		609	614,060
DPx Holdings BV, 2014 Incremental Term Loan, 4.25%, 3/11/21		1,640	1,633,231
Endo Luxembourg Finance Co. I Sarl, 2015 Term Loan B, 3.75%, 9/26/22		754	749,093
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.44%, 2/27/21		1,613	1,623,836
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		1,996	2,001,489
NBTY, Inc., Term Loan B, 5.00%, 5/05/23		993	993,567
Valeant Pharmaceuticals International, Inc.:
Series A3 Tranche A, 4.28%, 10/20/18		152	152,065
Series A4 Tranche A, 4.26%, 4/01/20		226	223,749
Series C2 Term Loan B, 5.25%, 12/11/19		1,556	1,557,734
Series E Term Loan B, 5.25%, 8/05/20		472	471,246

			10,020,070
Professional Services — 0.9%
Acosta Holdco, Inc., 2015 Term Loan, 4.25%, 9/26/21		146	141,799
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		595	590,096
2014 2nd Lien Term Loan, 7.50%, 7/25/22		605	575,252
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		1,044	1,042,585
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		452	444,694
Sterling Infosystems, Inc., 1st Lien Term Loan B, 5.75%, 6/20/22		589	585,625
TransUnion LLC, Term Loan B2, 3.50%, 4/09/21		2,342	2,348,749

			5,728,800
Real Estate Investment Trusts (REITs) — 0.4%
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, 10/24/22		781	781,115
MGM Growth Properties LLC, 2016 Term Loan B, 4.00%, 4/25/23		1,396	1,407,354

			2,188,469
Real Estate Management & Development — 0.5%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		756	759,945
DTZ U.S. Borrower LLC, 2015 1st Lien Term Loan, 4.25%, 11/04/21		1,044	1,038,377
Realogy Corp.:
2016 Term Loan B, 3.75%, 7/20/22		824	828,149
Term Loan A, 2.50%, 10/23/20		479	474,072

			3,100,543
Semiconductors & Semiconductor Equipment — 0.9%
Avago Technologies Cayman Ltd., Term Loan B3, 3.51%, 2/01/23		3,808	3,841,157
Cavium, Inc., Term Loan B, 3.75%, 8/16/22		270	270,675
Microsemi Corp., 2015 Term Loan B, 3.75%, 1/15/23		183	183,871
NXP BV, 2015 Term Loan B, 3.75%, 12/07/20		908	913,137

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Floating Rate Loan Interests (d)	Par (000)		Value
Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp., Term Loan B, 5.25%, 3/31/23	USD	210	$212,587

			5,421,427
Software — 1.7%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		453	431,954
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		1,372	1,356,067
Informatica Corp., Term Loan, 4.50%, 8/05/22		893	861,986
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		339	288,321
Kronos, Inc.:
2nd Lien Term Loan, 9.75%, 4/30/20		666	679,879
Initial Incremental Term Loan, 4.50%, 10/30/19		492	493,194
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/13/20		611	608,949
2nd Lien Term Loan, 8.50%, 10/11/21		600	581,250
SolarWinds, Inc., 2016 Term Loan, 5.50%, 2/03/23		920	922,990
Solera LLC, Term Loan B, 5.75%, 3/03/23		439	441,252
Sophia LP, 2015 Term Loan B, 4.75%, 9/30/22		502	501,971
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.00%, 7/08/22		1,814	1,824,936
2015 Term Loan B2, 4.00%, 7/08/22		231	232,548
Vertafore, Inc., 2016 1st Lien Term Loan, 4.75%, 6/30/23		1,460	1,462,234

			10,687,531
Specialty Retail — 0.6%
Leslie’s Poolmart, Inc., 2016 Term Loan, 5.25%, 7/27/23		370	372,312
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		559	562,830
Term Loan B, 3.75%, 1/28/20		594	596,006
Party City Holdings, Inc., 2015 Term Loan B, 4.49%, 8/19/22		1,211	1,212,102
Petco Animal Supplies, Inc.:
2016 Term Loan B1, 5.00%, 1/26/23		358	361,134
2016 Term Loan B2, 5.00%, 1/26/23		448	450,898

			3,555,282
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC, Term Loan B2, 4.00%, 4/29/20		993	995,685
Dell, Inc.:
2016 Term Loan B, 4.00%, 5/24/23		795	799,261
Term Loan C, 3.75%, 10/29/18		576	575,576

			2,370,522
Textiles, Apparel & Luxury Goods — 0.2%
Ascend Performance Materials Operations LLC, Term Loan B, 6.75%, 8/12/22		712	701,584
J. Crew Group, Inc., Term Loan B, 4.00%, 3/05/21		147	116,091
Samsonite International SA, Term Loan B, 4.00%, 5/12/23		170	171,700

			989,375
Thrifts & Mortgage Finance — 0.1%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21		840	840,809
Trading Companies & Distributors — 0.2%
Beacon Roofing Supply, Inc., Term Loan B, 4.00%, 10/01/22		845	847,391
Nexeo Solutions LLC, 2016 Term Loan, 5.25%, 6/09/23		110	110,344

			957,735

Floating Rate Loan Interests (d)	Par (000)		Value
Transportation — 0.1%
Gruden Acquisition, Inc., 1st Lien Term Loan, 5.75%, 8/18/22	USD	498	$444,332
Wireless Telecommunication Services — 0.8%
Ligado Networks LLC (a)(b):
2015 2nd Lien Term Loan, 13.50%, 12/07/20		28	19,756
PIK Exit Term Loan (9.75% PIK), 9.75%, 6/15/20 (h)		2,518	2,285,340
LTS Buyer LLC:
1st Lien Term Loan, 4.00%, 4/13/20		1,702	1,699,819
2nd Lien Term Loan, 8.00%, 4/12/21		360	359,470
T-Mobile USA, Inc., Term Loan B, 3.50%, 11/09/22		695	699,006

			5,063,391
Total Floating Rate Loan Interests — 37.5%			234,017,606

Foreign Agency Obligations
Argentine Republic Government International Bond (e):
6.25%, 4/22/19		2,269	2,415,350
7.50%, 4/22/26 (g)		3,008	3,353,920
7.63%, 4/22/46 (g)		2,422	2,736,860
Brazilian Government International Bond, 5.00%, 1/27/45		513	477,090
Cyprus Government International Bond, 4.63%, 2/03/20 (e)	EUR	2,600	3,106,953
Egypt Government International Bond, 5.88%, 6/11/25	USD	1,649	1,558,437
Iceland Government International Bond, 5.88%, 5/11/22		3,030	3,538,531
Portugal Government International Bond, 5.13%, 10/15/24 (e)		4,680	4,697,475
Turkey Government International Bond:
6.75%, 4/03/18		3,580	3,813,452
7.00%, 3/11/19		833	908,387
7.50%, 11/07/19		2,190	2,456,111
Total Foreign Agency Obligations — 4.7%			29,062,566

Investment Companies — 0.1%
Capital Markets — 0.1%
iShares iBoxx $ High Yield Corporate Bond ETF (k)		8,500	737,035

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.9%
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 3A4, 5.50%, 11/25/35		3,396	2,981,733
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35		731	727,790
Series 2006-17, Class A2, 6.00%, 12/25/36		1,760	1,548,542
Series 2007-HY5, Class 3A1, 4.68%, 9/25/37 (d)		1,255	1,123,436
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 3.18%, 10/25/35 (d)		1,219	1,070,520
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (d)		4,162	4,172,446

			11,624,467

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	49

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities — 9.7%
Banc of America Commercial Mortgage Trust, Series 2007-4, Class A4, 5.93%, 2/10/51 (d)	USD	1,422	$1,457,793
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 4/14/33 (d)(e)		4,830	5,006,398
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class D, 3.56%, 9/15/27 (d)(e)		2,825	2,772,643
Commercial Mortgage Pass-Through Certificates (d)(e):
Series 2013-LC13, Class D, 5.21%, 8/10/46		3,530	3,301,248
Series 2014-PAT, Class E, 3.66%, 8/13/27		1,000	985,561
Series 2014-PAT, Class F, 2.95%, 8/13/27		2,000	1,866,360
Commercial Mortgage Trust:
Series 2013-LC6, Class B, 3.74%, 1/10/46		1,110	1,185,905
Series 2015-3BP, Class A, 3.18%, 2/10/35 (e)		5,930	6,298,416
Series 2015-CR22, Class B, 3.93%, 3/10/48 (d)		5,000	5,361,604
Core Industrial Trust, Series 2015-TEXW, Class D, 3.98%, 2/10/34 (d)(e)		3,615	3,688,222
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AM, 5.34%, 12/15/39		1,850	1,856,762
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class AAB, 5.62%, 9/15/40 (d)		123	123,344
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, 4.04%, 4/15/50 (d)		890	974,193
GAHR Commercial Mortgage Trust, Series 2015-NRF (d)(e):
Class DFX, 3.49%, 12/15/34		4,830	4,860,732
Class GFX, 3.49%, 12/15/34		2,500	2,300,472
Goldman Sachs Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.41%, 7/15/31 (d)(e)		1,140	1,105,993
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.96%, 7/10/38 (d)		716	715,246
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 2/10/46 (e)		1,995	2,125,985
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		49	48,633
Series 2007-CB19, Class A4, 5.88%, 2/12/49 (d)		2,076	2,108,632
Series 2012-LC9, Class XA, 1.98%, 12/15/47 (d)		13,918	944,430
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47		1,663	1,675,179
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.86%, 7/15/40 (d)		3,566	3,624,199
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.02%, 6/12/50 (d)		1,339	1,361,996
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.16%, 2/15/51 (d)		1,733	1,760,680
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 8/15/45		1,085	1,187,945
Class C, 5.04%, 8/15/45 (d)		1,395	1,508,190

			60,206,761
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Commercial Mortgage Loan Trust, Series 2015-LC21, Class XA, 1.02%, 7/10/48 (d)		16,125	776,437

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class XA, 1.35%, 5/15/47 (d)	USD	14,551	$862,430

			1,638,867
Total Non-Agency Mortgage-Backed Securities — 11.9%			73,470,095

Other Interests (l)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow		1,000	10
Construction Materials — 0.0%
USI Senior Holdings		6	193,619
Total Other Interests — 0.0%			193,629

Preferred Securities
Capital Trusts	Par (000)
Banks — 4.5%
Banco Bilbao Vizcaya Argentaria SA, 6.75% (d)(m)		200	209,705
Banco Nacional de Comercio Exterior SNC, 3.80% (d)(e)(m)		509	511,494
Banco Popular Espanol SA, 8.25% (d)(m)		200	204,072
Banco Santander SA, 6.25% (d)(m)		200	202,454
BNP Paribas SA, 7.38% (d)(e)(g)(m)		200	203,500
Capital One Financial Corp., Series E, 5.55% (d)(g)(m)		3,000	3,069,450
Citigroup, Inc. (d)(g)(m):
5.90%		5,000	5,188,050
5.95%		1,370	1,424,800
Series R, 6.13%		950	991,230
Cooperatieve Rabobank UA, 6.63% (d)(m)		200	238,088
Intesa Sanpaolo SpA, 7.00% (d)(m)		200	218,628
JPMorgan Chase & Co. (d)(g)(m):
Series U, 6.13%		6,690	7,162,481
Series V, 5.00%		4,060	4,049,850
Wells Fargo & Co. (d)(g)(m)
Series S, 5.90%		3,000	3,191,250
Series U, 5.88%		1,110	1,225,939

			28,090,991
Capital Markets — 1.2%
Goldman Sachs Group, Inc. (d)(g)(m):
5.30%		135	138,038
Series L, 5.70%		1,089	1,112,414
Series M, 5.38%		1,730	1,749,030
Morgan Stanley, Series H, 5.45% (d)(g)(m)		2,546	2,552,365
State Street Corp., Series F, 5.25% (d)(g)(m)		1,625	1,694,225
UBS Group AG, 5.75% (d)(m)		200	232,571

			7,478,643
Diversified Financial Services — 1.4%
Bank of America Corp. (d)(g)(m):
Series AA, 6.10%		1,241	1,304,601
Series U, 5.20%		1,250	1,227,125
Series V, 5.13%		510	502,605
Series X, 6.25%		1,929	2,025,450
Barclays PLC, 7.88% (d)(m)		200	200,450
Credit Agricole SA, 6.50% (d)(m)		100	111,545
Macquarie Bank Ltd., 10.25% (d)(m)		1,450	1,526,415
Royal Bank of Scotland Group PLC, 8.63% (d)(m)		200	203,750

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Capital Trusts	Par (000)		Value
Diversified Financial Services (continued)
Societe Generale SA, 6.00% (d)(e)(g)(m)	USD	2,000	$1,850,160

			8,952,101
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV (d)(m):
4.20%		200	231,187
5.00%		100	118,195

			349,382
Electric Utilities — 0.0%
Enel SpA (d):
5.00%, 1/15/75	EUR	100	120,584
7.75%, 9/10/75	GBP	100	148,162

			268,746
Insurance — 1.6%
Hartford Financial Services Group, Inc., 8.13% (d)(g)(m)		2,500	2,731,250
Prudential Financial, Inc., 5.63% (d)(g)(m)		3,250	3,485,625
Voya Financial, Inc., 5.65% (d)(g)(m)		3,500	3,500,000

			9,716,875
Oil, Gas & Consumable Fuels — 0.1%
DCP Midstream LLC, 5.85%, 5/21/43 (d)(e)		40	30,600
Gas Natural Fenosa Finance BV, 3.38% (d)(m)		100	108,477
Repsol International Finance BV, 4.50% (d)(m)		100	103,458
TOTAL SA, 3.88% (d)(m)		100	119,802

			362,337
Total Capital Trusts — 8.9%			55,219,075

Preferred Stocks		Shares
Capital Markets — 1.6%
CF-B L2 (D) LLC, (Aquired 4/08/15, cost $11,497) (c)		127,973	105,693
Goldman Sachs Group, Inc., Series J, 5.50% (d)(m)		202,526	5,478,328
Morgan Stanley, 6.86% (d)(m)		120,000	3,594,000
SCE Trust III, 5.75% (d)(m)		21,200	661,228
Total Preferred Stocks — 1.6%			9,839,249

Trust Preferred — 0.4%
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (d)		105,753	2,663,787
Total Preferred Securities — 10.9%			67,722,111

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations — 0.7%
Fannie Mae Mortgage-Backed Securities, Series 2012-M9, Class X1, 4.20%, 12/25/17 (d)	USD	12,438	$392,629
Freddie Mac Mortgage-Backed Securities, Class X1 (d):
Series K042, 1.19%, 12/25/24		34,869	2,537,342
Series K707, 1.67%, 12/25/18		41,129	1,210,018

			4,139,989
Mortgage-Backed Securities — 0.4%
Fannie Mae Mortgage-Backed Securities, 5.00%, 7/1/20 - 8/1/23 (g)		2,278	2,360,842
Total U.S. Government Sponsored Agency Securities — 1.1%			6,500,831

U.S. Treasury Obligations — 0.8%
U.S. Treasury Bonds, 2.50%, 2/15/46 (g)		5,000	5,283,010

Warrants — 0.0%		Shares
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		3,100	6,316
Total Long-Term Investments (Cost — $881,024,434) — 142.0%			884,995,435

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.33% (k)(n)		2,911,779	2,911,779
Total Short-Term Securities (Cost — $2,911,779) — 0.5%			2,911,779
Options Purchased (Cost — $467,877) — 0.0%			173,775
Total Investments Before Options Written (Cost — $884,404,090) — 142.5%			888,080,989
Options Written (Premiums Received — $328,503) — (0.0)%			(212,314)
Total Investments, Net of Options Written (Cost — $884,075,587) — 142.5%			887,868,675
Liabilities in Excess of Other Assets — (42.5)%			(264,649,931)

Net Assets — 100.0%			$623,218,744

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $106,706 and an original cost of $27,096, which was less than 0.05% of its net assets.

(d)	Variable rate security. Rate as of period end.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	When-issued security.

(g)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	51

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

(i)	Convertible security.

(j)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(k)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Shares Purchased	Shares Sold	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,757,976	—	(2,846,197)[1]	2,911,779	$2,911,779	$20,284
iShares iBoxx $ High Yield Corporate Bond ETF	—	8,500	—	8,500	737,035	1,533
					$3,648,814	$21,817

[1] Represents net shares sold.

(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(m)	Perpetual security with no stated maturity date.

(n)	Current yield as of period end.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Barclays Capital, Inc.	0.55%	12/17/15	Open	$3,189,062	$3,201,633	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80%	12/17/15	Open	1,206,752	1,213,671	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80%	12/17/15	Open	867,775	872,750	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	904,618	909,157	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	5,839,556	5,868,171	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.70%	12/17/15	Open	1,283,750	1,290,194	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	12/17/15	Open	1,318,000	1,324,140	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	12/17/15	Open	2,353,000	2,363,961	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	12/17/15	Open	788,000	791,671	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	12/17/15	Open	2,560,000	2,571,925	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.65%	12/17/15	Open	3,326,000	3,341,494	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.80%	12/17/15	Open	3,360,000	3,379,264	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.90%	12/17/15	Open	1,437,000	1,446,269	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.90%	12/17/15	Open	314,000	316,025	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	12/17/15	Open	334,800	336,336	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	12/17/15	Open	1,706,250	1,714,076	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	12/17/15	Open	239,700	240,799	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	12/17/15	Open	405,638	407,498	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	12/17/15	Open	2,079,000	2,088,536	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	12/17/15	Open	648,087	651,060	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	12/17/15	Open	619,125	621,965	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	12/17/15	Open	1,164,075	1,169,414	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	12/17/15	Open	1,447,950	1,454,591	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	12/17/15	Open	78,720	79,143	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	12/17/15	Open	321,300	323,027	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	12/17/15	Open	355,100	357,390	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	12/17/15	Open	520,838	524,197	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	12/17/15	Open	638,625	642,744	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	12/17/15	Open	394,088	396,629	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	12/17/15	Open	510,435	513,727	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	12/17/15	Open	1,607,350	1,617,717	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	12/17/15	Open	536,000	539,457	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	12/17/15	Open	719,510	724,409	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	12/17/15	Open	486,735	490,049	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	12/17/15	Open	603,000	607,105	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	12/17/15	Open	417,300	420,291	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	12/17/15	Open	675,360	680,200	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	12/17/15	Open	225,060	226,673	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	12/17/15	Open	469,463	472,827	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	12/17/15	Open	1,109,400	1,117,351	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	12/17/15	Open	220,100	221,677	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	12/17/15	Open	376,875	379,576	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	12/17/15	Open	285,488	287,533	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	12/17/15	Open	396,375	399,216	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.05%	12/17/15	Open	584,600	588,999	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.80%	12/18/15	Open	309,000	310,751	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
HSBC Securities (USA), Inc.	0.80%	12/18/15	Open	$1,083,000	$1,089,137	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.90%	12/18/15	Open	153,000	153,975	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.80%	12/29/15	Open	2,340,000	2,352,792	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.80%	12/29/15	Open	2,950,000	2,966,127	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.80%	12/29/15	Open	510,000	512,788	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.85%	12/29/15	Open	5,910,000	5,944,327	Capital Trusts	Open/Demand
RBC Capital Markets LLC	0.95%	1/13/16	Open	724,496	728,932	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	1/14/16	Open	1,264,000	1,272,076	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	1/14/16	Open	305,000	306,949	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	1/26/16	Open	863,785	869,040	Corporate Bonds	Open/Demand
UBS Ltd.	0.75%	2/2/16	Open	1,278,700	1,284,342	Corporate Bonds	Open/Demand
UBS Ltd.	0.75%	2/2/16	Open	2,482,500	2,493,454	Capital Trusts	Open/Demand
UBS Ltd.	0.75%	2/2/16	Open	2,850,000	2,862,576	Capital Trusts	Open/Demand
UBS Ltd.	1.00%	2/2/16	Open	4,450,000	4,476,082	Capital Trusts	Open/Demand
UBS Ltd.	1.00%	2/5/16	Open	420,323	422,728	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	2/5/16	Open	1,016,170	1,021,985	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	2/5/16	Open	1,485,362	1,493,862	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	2/5/16	Open	1,075,275	1,081,428	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	2/5/16	Open	301,750	303,477	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	2/5/16	Open	766,875	771,263	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	2/5/16	Open	506,300	509,197	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	2/5/16	Open	177,285	178,299	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	2/5/16	Open	922,500	927,779	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	2/8/16	Open	923,550	926,932	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	2/8/16	Open	1,295,555	1,300,300	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	2/9/16	Open	745,000	749,242	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	2/10/16	Open	229,000	230,298	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	2/10/16	Open	840,000	844,760	Capital Trusts	Open/Demand
RBC Capital Markets LLC	0.95%	2/11/16	Open	298,560	300,151	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	2/17/16	Open	825,000	829,515	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	2/18/16	Open	443,000	445,400	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	3/1/16	Open	368,950	370,741	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	3/1/16	Open	1,492,500	1,500,128	Capital Trusts	Open/Demand
RBC Capital Markets LLC	0.64%	3/2/16	Open	1,053,675	1,057,103	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	3/2/16	Open	713,125	716,750	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	3/2/16	Open	681,225	684,688	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	3/2/16	Open	519,750	522,392	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	3/3/16	Open	850,000	854,297	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	3/15/16	Open	1,414,000	1,418,340	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	3/15/16	Open	588,000	589,805	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	3/16/16	Open	369,000	370,712	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	3/16/16	Open	909,922	913,956	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	3/17/16	Open	991,850	996,143	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	3/22/16	Open	542,000	544,331	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	3/22/16	Open	95,500	95,777	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	3/22/16	Open	288,563	289,399	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	3/22/16	Open	381,563	382,668	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	3/22/16	Open	477,225	478,608	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	3/22/16	Open	215,833	216,565	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	3/22/16	Open	190,950	191,598	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	3/22/16	Open	244,900	245,732	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	3/23/16	Open	308,000	309,317	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	3/28/16	Open	174,000	174,716	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.95%	3/30/16	Open	411,000	412,659	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	3/30/16	Open	192,500	193,236	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	3/30/16	Open	597,600	600,140	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	4/1/16	Open	366,000	367,525	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	4/4/16	Open	1,485,000	1,490,839	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	4/6/16	Open	554,000	556,164	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	4/6/16	Open	534,000	536,086	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	4/6/16	Open	123,970	124,350	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	4/6/16	Open	160,125	160,615	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	4/6/16	Open	138,180	138,603	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	53

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets LLC	0.75%	4/6/16	Open	$152,000	$152,466	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	4/6/16	Open	114,358	114,708	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	4/6/16	Open	129,850	130,248	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	4/6/16	Open	117,968	118,329	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	4/6/16	Open	124,688	125,069	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	4/6/16	Open	360,800	362,200	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	4/6/16	Open	808,350	811,651	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.10%	4/6/16	Open	139,375	140,001	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.10%	4/6/16	Open	227,500	228,522	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	4/7/16	Open	134,135	134,535	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	4/20/16	Open	322,920	324,104	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	4/21/16	Open	493,000	494,898	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	4/21/16	Open	701,000	703,699	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	4/21/16	Open	601,000	603,314	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	4/21/16	Open	565,000	567,175	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	4/21/16	Open	405,000	406,559	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	4/21/16	Open	606,000	608,333	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	4/21/16	Open	393,000	394,513	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	4/21/16	Open	464,000	465,786	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	4/21/16	Open	379,000	380,459	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	4/21/16	Open	432,000	433,663	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.80%	4/21/16	Open	967,087	969,924	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	0.85%	4/21/16	Open	283,000	283,882	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.05%	4/21/16	Open	828,000	831,188	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.05%	4/21/16	Open	134,000	134,516	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.08%	4/22/16	Open	443,000	444,666	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	4/22/16	Open	1,043,125	1,046,648	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	4/27/16	Open	302,120	303,169	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	4/28/16	Open	520,160	521,923	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25%	4/29/16	Open	288,576	288,818	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	4/29/16	Open	524,400	526,074	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	5/2/16	Open	493,850	495,496	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.42%	5/3/16	Open	4,850,000	4,852,668	U.S. Treasury Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	5/4/16	Open	673,126	675,333	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	5/4/16	Open	480,967	482,544	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	5/4/16	Open	702,720	705,062	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	5/4/16	Open	527,363	529,091	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	5/4/16	Open	436,800	438,232	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	5/5/16	Open	2,445,000	2,453,082	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.95%	5/5/16	Open	356,000	357,080	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	5/5/16	Open	971,355	974,458	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	5/5/16	Open	502,500	504,105	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	5/5/16	Open	579,438	581,288	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.10%	5/5/16	Open	1,924,672	1,931,436	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	5/5/16	Open	1,010,970	1,014,199	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	5/6/16	Open	1,039,000	1,042,126	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	5/10/16	Open	1,020,000	1,023,173	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.25%	5/11/16	Open	1,904,297	1,911,769	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.25%	5/11/16	Open	2,462,800	2,472,463	Foreign Agency Obligations	Open/Demand
UBS Ltd.	1.00%	5/11/16	Open	292,530	293,448	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	5/12/16	Open	509,230	510,758	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	5/13/16	Open	372,000	373,050	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	5/13/16	Open	500,822	502,367	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.05%	5/16/16	Open	1,552,000	1,556,844	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.75%	5/18/16	Open	400,000	400,875	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.85%	5/18/16	Open	574,000	575,423	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.04%	5/18/16	Open	966,000	968,930	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.04%	5/18/16	Open	1,310,000	1,313,974	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	5/18/16	Open	916,000	918,805	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	5/18/16	Open	598,000	599,831	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	5/19/16	Open	261,120	261,853	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	5/20/16	Open	308,015	308,871	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.08%	5/23/16	Open	564,000	565,677	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Deutsche Bank Securities, Inc.	1.00%	5/23/16	Open	$161,370	$161,823	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	5/23/16	Open	437,750	438,894	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	5/24/16	Open	287,000	287,781	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	5/24/16	Open	460,000	461,190	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	5/24/16	Open	196,080	196,560	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	5/25/16	Open	2,238,390	2,243,007	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	5/26/16	Open	484,544	485,863	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	5/27/16	Open	2,935,000	2,942,501	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	5/31/16	Open	571,200	572,644	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	6/3/16	Open	538,670	539,957	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.05%	6/6/16	Open	385,000	385,954	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.05%	6/7/16	Open	670,000	671,642	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	6/7/16	Open	324,530	325,249	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	6/13/16	Open	181,000	181,261	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	6/13/16	Open	157,000	157,323	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	6/15/16	Open	79,000	79,167	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	0.78%	6/16/16	Open	3,901,000	3,907,043	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.05%	6/27/16	Open	718,000	719,382	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	6/29/16	Open	264,128	264,590	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.80%	7/7/16	Open	2,862,000	2,865,498	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.80%	7/7/16	Open	1,535,000	1,536,876	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	2,114,000	2,117,230	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	671,000	672,025	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	1,290,000	1,291,971	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	945,000	946,444	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	362,000	362,553	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	1,476,000	1,478,255	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	1,715,000	1,717,620	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	1,104,000	1,105,687	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	1,279,000	1,280,954	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	665,000	666,016	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	1,870,000	1,872,857	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	645,000	645,985	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	604,000	604,923	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	464,000	464,709	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	719,000	720,098	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	543,000	543,830	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	1,149,000	1,150,755	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	542,000	542,828	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	343,000	343,524	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	131,000	131,200	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	918,000	919,403	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	620,000	620,947	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	1,072,000	1,073,638	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	298,000	298,455	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	363,000	363,555	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	1,437,000	1,439,195	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/7/16	Open	423,000	423,646	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	7/15/16	Open	578,550	579,044	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	7/15/16	Open	1,881,600	1,883,206	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	7/18/16	Open	235,950	236,232	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	(0.25)%	7/21/16	Open	535,973	535,820	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	7/25/16	Open	327,590	327,811	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	7/25/16	Open	463,594	463,907	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	7/25/16	Open	357,059	357,300	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	7/25/16	Open	225,318	225,470	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	7/25/16	Open	296,735	296,935	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	7/25/16	Open	654,635	655,077	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	7/25/16	Open	139,825	139,919	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	7/25/16	Open	154,019	154,123	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	7/25/16	Open	52,380	52,419	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	7/25/16	Open	113,940	114,060	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	7/27/16	Open	392,241	392,612	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	55

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Deutsche Bank Securities, Inc.	1.05%	7/27/16	Open	$40,225	$40,266	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	7/27/16	Open	220,800	221,009	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	7/28/16	Open	446,220	446,536	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	7/28/16	Open	342,785	343,076	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	7/28/16	Open	315,000	315,268	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	7/28/16	Open	322,560	322,834	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	7/28/16	Open	892,080	892,838	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	7/28/16	Open	549,450	549,917	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	7/28/16	Open	882,090	882,881	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	7/28/16	Open	715,145	715,787	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	7/28/16	Open	321,100	321,403	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	7/28/16	Open	238,080	238,305	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	7/28/16	Open	1,118,380	1,119,436	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	7/28/16	Open	905,580	906,435	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	7/28/16	Open	1,396,000	1,397,318	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	7/28/16	Open	833,000	833,787	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	7/29/16	Open	1,447,000	1,448,266	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	(3.00)%	7/29/16	Open	81,675	81,464	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	7/29/16	Open	295,375	295,609	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.95%	8/1/16	Open	2,855,000	2,857,336	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.05%	8/1/16	Open	2,232,000	2,234,018	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	8/1/16	Open	378,750	378,945	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	8/1/16	Open	174,400	174,526	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/1/16	Open	384,225	384,535	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	8/2/16	Open	331,000	331,270	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	8/2/16	Open	427,735	428,034	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	8/2/16	Open	414,200	414,506	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/3/16	Open	528,352	528,748	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	8/8/16	Open	11,000	11,007	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.60%	8/10/16	9/14/16	2,269,000	2,269,795	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	(0.25)%	8/10/16	Open	989,000	988,856	Capital Trusts	Open/Demand
BNP Paribas Securities Corp.	1.05%	8/15/16	Open	1,392,000	1,392,690	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	8/15/16	Open	824,000	824,409	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	8/15/16	Open	633,000	633,314	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	1.05%	8/15/16	Open	2,384,000	2,385,182	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	8/15/16	Open	1,511,000	1,511,714	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	8/15/16	Open	999,000	999,472	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	8/15/16	Open	923,000	923,436	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.00%	8/15/16	Open	914,000	914,432	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	8/15/16	Open	2,152,000	2,152,965	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	8/15/16	Open	1,029,000	1,029,462	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	8/15/16	Open	709,000	709,318	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/15/16	Open	1,003,850	1,004,324	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	8/16/16	Open	227,000	227,084	Corporate Bonds	Open/Demand
UBS Ltd.	1.00%	8/16/16	Open	919,647	920,005	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	8/19/16	Open	109,000	109,026	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	8/19/16	Open	344,000	344,082	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/19/16	Open	559,090	559,230	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/19/16	Open	1,061,580	1,061,845	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/22/16	Open	422,000	422,129	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/22/16	Open	475,000	475,145	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/22/16	Open	569,000	569,174	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/22/16	Open	518,000	518,158	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	8/22/16	Open	986,000	986,178	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.75%	8/24/16	Open	730,438	730,559	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.75%	8/24/16	Open	382,773	382,836	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.65%	8/24/16	Open	893,000	893,000	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	(1.50)%	8/29/16	Open	602,640	602,565	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	8/29/16	Open	128,700	128,707	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	8/29/16	Open	137,025	137,032	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.64%	8/29/16	Open	144,300	144,308	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	8/29/16	Open	91,425	91,431	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.75%	8/29/16	Open	121,155	121,163	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (concluded)

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets LLC	0.75%	8/29/16	Open	$156,750	$156,760	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.90%	8/29/16	Open	1,194,885	1,194,975	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95%	8/29/16	Open	473,000	473,037	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/29/16	Open	351,480	351,509	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/29/16	Open	466,830	466,869	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/29/16	Open	830,850	830,919	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/29/16	Open	864,640	864,712	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/29/16	Open	133,630	133,634	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.10%	8/29/16	Open	832,416	832,492	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.10%	8/29/16	Open	1,650,420	1,650,571	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.50)%	8/30/16	Open	83,030	83,029	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/30/16	Open	189,000	189,006	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/30/16	Open	210,000	210,006	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/30/16	Open	83,000	83,003	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/30/16	Open	338,000	338,010	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/30/16	Open	362,000	362,011	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/30/16	Open	225,000	225,007	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/30/16	Open	165,000	165,005	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/30/16	Open	170,000	170,005	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/30/16	Open	294,000	294,009	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/30/16	Open	516,030	516,059	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/30/16	Open	172,000	172,010	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/30/16	Open	405,810	405,833	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/30/16	Open	133,450	133,457	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/30/16	Open	396,800	396,822	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/30/16	Open	365,375	365,395	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/30/16	Open	843,375	843,422	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/31/16	Open	443,000	443,014	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/31/16	Open	490,000	490,015	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/31/16	Open	412,000	412,013	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/31/16	Open	451,000	451,014	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/31/16	Open	450,000	450,014	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/31/16	Open	452,000	452,014	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/31/16	Open	407,000	407,012	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	8/31/16	Open	484,000	484,015	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00%	8/31/16	Open	739,530	739,530	Corporate Bonds	Open/Demand

Total				$262,656,941	$263,444,872

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
178	2-Year U.S. Treasury Note	December 2016	USD 38,859,625	$(2,858)
270	5-Year U.S. Treasury Note	December 2016	USD 32,737,500	(33,491)
(580)	10-Year U.S. Treasury Note	December 2016	USD 75,934,688	168,685
(64)	10-Year U.S. Ultra Long Treasury Note	December 2016	USD 9,240,000	(8,650)
(82)	Long U.S. Treasury Bond	December 2016	USD 13,970,750	709
9	Ultra Long U.S. Treasury Bond	December 2016	USD 1,687,219	1,663
Total				$126,058

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	57

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	8,651,883	USD	464,000	Morgan Stanley & Co. International PLC	9/01/16	$(3,956)
MXN	2,159,959	USD	116,000	Northern Trust Co.	9/01/16	(1,149)
USD	290,000	MXN	5,498,553	Goldman Sachs International	9/01/16	(2,373)
USD	290,000	MXN	5,499,415	Morgan Stanley & Co. International PLC	9/01/16	(2,419)
BRL	26,066,250	USD	8,044,394	Goldman Sachs International	9/02/16	27,652
BRL	26,753,347	USD	8,071,000	Royal Bank of Scotland PLC	9/02/16	213,822
BRL	141,676	USD	44,271	State Street Bank & Trust Co.	9/02/16	(398)
USD	8,115,271	BRL	26,066,250	Goldman Sachs International	9/02/16	43,225
USD	8,256,441	BRL	26,753,347	Royal Bank of Scotland PLC	9/02/16	(28,381)
USD	43,723	BRL	141,676	State Street Bank & Trust Co.	9/02/16	(150)
KRW	436,747,000	USD	391,000	HSBC Bank PLC	9/06/16	511
MXN	10,438,125	USD	570,000	Deutsche Bank AG	9/06/16	(15,185)
USD	104,529	CAD	135,000	Goldman Sachs International	9/06/16	1,583
USD	797,712	CAD	1,040,000	Westpac Banking Corp.	9/06/16	4,645
USD	4,558,669	EUR	4,094,000	Royal Bank of Scotland PLC	9/06/16	(8,616)
USD	10,817,653	EUR	9,715,000	Royal Bank of Scotland PLC	9/06/16	(20,445)
USD	59,322	EUR	53,000	Royal Bank of Scotland PLC	9/06/16	195
USD	403,221	GBP	306,000	HSBC Bank PLC	9/06/16	1,373
USD	11,338,938	GBP	8,605,000	HSBC Bank PLC	9/06/16	38,599
USD	4,044,067	GBP	3,069,000	HSBC Bank PLC	9/06/16	13,766
USD	570,000	MXN	10,437,840	UBS AG	9/06/16	15,200
USD	350,000	ZAR	4,919,320	Morgan Stanley & Co. International PLC	9/06/16	15,660
ZAR	4,794,459	USD	350,000	Goldman Sachs International	9/06/16	(24,146)
RUB	26,945,200	USD	410,000	Deutsche Bank AG	9/08/16	1,515
USD	410,000	RUB	26,692,640	BNP Paribas S.A.	9/08/16	2,342
RUB	329,926,347	USD	5,057,040	Deutsche Bank AG	9/09/16	(19,528)
AUD	1,210,000	CAD	1,187,577	Citibank N.A.	9/14/16	3,465
AUD	2,010,000	CAD	1,992,011	HSBC Bank PLC	9/14/16	(8,931)
AUD	2,040,000	CAD	2,003,994	JPMorgan Chase Bank N.A.	9/14/16	4,470
CAD	2,051,161	AUD	2,080,000	BNP Paribas S.A.	9/14/16	1,446
CAD	1,623,711	AUD	1,620,000	Citibank N.A.	9/14/16	21,085
CAD	1,567,883	AUD	1,600,000	Deutsche Bank AG	9/14/16	(6,463)
CAD	2,011,026	AUD	2,040,000	Deutsche Bank AG	9/14/16	892
USD	519,113	GBP	400,000	Citibank N.A.	9/16/16	(6,305)
AUD	1,610,000	USD	1,234,501	HSBC Bank PLC	9/22/16	(25,100)
EUR	550,000	SEK	5,199,416	Citibank N.A.	9/22/16	6,069
SEK	10,439,017	EUR	1,100,000	Citibank N.A.	9/22/16	(7,439)
USD	1,240,304	AUD	1,610,000	Citibank N.A.	9/22/16	30,902
JPY	78,724,179	EUR	695,000	UBS AG	9/26/16	(14,356)
RUB	167,296,000	USD	2,560,000	Deutsche Bank AG	9/26/16	(16,133)
BRL	26,314,659	USD	8,115,271	Goldman Sachs International	10/04/16	(41,268)
USD	892,541	CAD	1,173,000	Credit Suisse International	10/05/16	(2,082)
USD	10,610,687	EUR	9,510,000	Morgan Stanley & Co. International PLC	10/05/16	(12,491)
USD	4,567,004	EUR	4,094,000	Royal Bank of Scotland PLC	10/05/16	(6,212)
USD	3,593,521	GBP	2,740,000	Bank of America N.A.	10/05/16	(7,434)
USD	401,320	GBP	306,000	Bank of America N.A.	10/05/16	(830)
USD	11,284,606	GBP	8,605,000	Royal Bank of Scotland PLC	10/05/16	(24,234)
NOK	25,699,157	USD	3,050,000	Citibank N.A.	10/07/16	34,337
USD	3,050,000	NOK	25,708,326	Goldman Sachs International	10/07/16	(35,437)
CHF	606,719	USD	630,000	Goldman Sachs International	10/25/16	(11,195)
CHF	600,902	USD	620,000	JPMorgan Chase Bank N.A.	10/25/16	(7,127)
SEK	13,098,715	USD	1,560,000	Citibank N.A.	10/25/16	(25,903)
USD	1,560,000	SEK	13,034,719	Goldman Sachs International	10/25/16	33,398
MXN	11,108,408	USD	590,000	Citibank N.A.	2/03/17	(8,031)
USD	980,000	MXN	18,009,891	HSBC Bank PLC	2/03/17	36,462
USD	3,600,000	MXN	69,307,848	JPMorgan Chase Bank N.A.	2/03/17	(31,037)
Total						$127,860

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	Deutsche Bank AG	09/02/16	KRW	1,115.00	USD	690	—	$3,393
USD Currency	Call	Deutsche Bank AG	09/06/16	RUB	67.60	USD	390	—	216
USD Currency	Call	BNP Paribas S.A.	09/09/16	JPY	105.00	USD	990	—	2,131
AUD Currency	Call	Deutsche Bank AG	09/12/16	CAD	1.01	AUD	8,205	—	2,559
AUD Currency	Call	UBS AG	09/22/16	NZD	1.07	AUD	12,250	—	4,023
AUD Currency	Call	Barclays Bank PLC	10/20/16	CAD	1.00	AUD	12,265	—	55,887
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD	942.86	—	—	46	—
EUR Currency	Put	Deutsche Bank AG	09/20/16	SEK	9.35	EUR	8,360	—	3,786
EUR Currency	Put	Deutsche Bank AG	09/22/16	JPY	113.00	EUR	5,365	—	24,955
USD Currency	Put	Goldman Sachs International	10/20/16	BRL	3.22	USD	370	—	5,586
USD Currency	Put	UBS AG	10/21/16	SEK	8.25	USD	9,345	—	24,998
USD Currency	Put	JPMorgan Chase Bank N.A.	02/01/17	MXN	17.06	USD	14,215	—	46,241
Total									$173,775

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	BNP Paribas S.A.	09/06/16	RUB	67.60	USD	390	$(216)
USD Currency	Call	BNP Paribas S.A.	09/09/16	JPY	109.00	USD	990	(55)
AUD Currency	Call	Barclays Bank PLC	10/20/16	CAD	1.01	AUD	12,265	(32,659)
USD Currency	Call	Goldman Sachs International	10/20/16	BRL	3.50	USD	370	(2,553)
USD Currency	Call	JPMorgan Chase Bank N.A.	02/01/17	MXN	21.22	USD	14,215	(150,636)
USD Currency	Put	BNP Paribas S.A.	09/06/16	RUB	66.60	USD	390	(7,757)
USD Currency	Put	UBS AG	10/21/16	CHF	0.94	USD	9,345	(18,438)
Total								$(212,314)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Markit iTraxx XO, Series 25, Version 1	5.00%	6/20/21	EUR	502	$(18,711)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.54%[1]	3-Month LIBOR	N/A	9/04/24	USD	18,700	$1,722,369
2.60%[2]	3-Month LIBOR	N/A	9/04/24	USD	18,700	(1,726,724)
Total						$(4,355)

[1] Fund pays a floating rate and receives the fixed rate.
[2] Fund pays a fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	1	$(6)	$3	$(9)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(6)	3	(9)
Federation of Russia	1.00%	Bank of America N.A.	6/20/21	USD	574	29,268	35,147	(5,879)
Federation of Russia	1.00%	HSBC Bank PLC	6/20/21	USD	576	29,369	33,487	(4,118)
Total						$58,625	$68,640	$(10,015)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	59

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CNH Industrial NV	5.00%	BNP Paribas S.A.	12/20/20	BB+	EUR	21	$3,049	$2,139	$910
Markit CMBX North America, Series 8	3.00%	Barclays Bank PLC	10/17/57	BBB-	USD	5,000	(820,502)	(528,977)	(291,525)
Markit CMBX North America, Series 8	3.00%	Credit Suisse International	10/17/57	BBB-	USD	2,500	(410,251)	(261,322)	(148,929)
Total							$(1,227,704)	$(788,160)	$(439,544)

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place, as defined under the terms of the agreement.

Transactions in Options Written for the Period Ended August 31, 2016

		Calls Notional (000)
	Contracts	AUD	EUR	NZD	USD	Premiums Received
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	31,970	11,175	21,965	21,925	$724,769
Options exercised	—	—	—	(21,965)	—	(100,984)
Options expired	—	(19,705)	(11,175)	—	(5,960)	(358,857)
Options closed	—	—	—	—	—	—

Outstanding options, end of year	—	12,265	—	—	15,965	$264,928

		Puts Notional (000)
	Contracts	AUD	CAD	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of year	—	—	—	—	—	—	—	—
Options written	—	11,610	11,820	38,335	18,530	90,945	33,100	$1,105,874
Options exercised	—	—	—	(2,910)	—	—	(5,915)	(38,369)
Options expired	—	—	(11,820)	(24,465)	(18,530)	(61,315)	(5,960)	(683,840)
Options closed	—	(11,610)	—	(10,960)	—	(29,630)	(11,490)	(320,090)

Outstanding options, end of year	—	—	—	—	—	—	9,735	$63,575

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$171,057	—	$171,057
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$552,614	—	—	552,614
Options purchased	Investments at value — unaffiliated[2]	—	—	—	173,775	—	—	173,775
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$71,689	—	—	—	—	71,689
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	1,722,369	—	1,722,369

Total		—	$71,689	—	$726,389	$1,893,426	—	$2,691,504

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$44,999	—	$44,999
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$424,754	—	—	424,754
Options written	Options written at value	—	—	—	212,314	—	—	212,314
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$1,240,768	—	—	—	—	1,240,768
Swaps — centrally cleared	Net unrealized depreciation[1]	—	18,711	—	—	1,726,724	—	1,745,435

Total		—	$1,259,479	—	$637,068	$1,771,723	—	$3,668,270

[1]    Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Schedule of Investments.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statement of Operation was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(3,721,228)	—	$(3,721,228)
Forward foreign currency exchange contracts	—	—	—	$2,626,542	—	—	2,626,542
Options purchased[1]	—	—	—	(1,352,951)	—	—	(1,352,951)
Options written	—	—	—	1,229,506	—	—	1,229,506
Swaps	—	$164,088	—	—	(13,840)	—	150,248

Total	—	$164,088	—	$2,503,097	$(3,735,068)	—	$(1,067,883)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(358,633)	—	$(358,633)
Forward foreign currency exchange contracts	—	—	—	$51,192	—	—	51,192
Options purchased[1]	—	—	—	(249,124)	—	—	(249,124)
Options written	—	—	—	116,190	—	—	116,190
Swaps	—	$(465,601)	—	—	(445)	—	(466,046)

Total	—	$(465,601)	—	$(81,742)	$(359,078)	—	$(906,421)

[1] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$68,332,901
Average notional value of contracts — short	$82,770,703
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$99,955,914
Average amounts sold — in USD	$31,150,140
Options:
Average value of option contracts purchased	$256,310
Average value of option contracts written	$188,303
Credit default swaps:
Average notional value — buy protection	$428,492
Average notional value — sell protection	$5,708,668
Interest rate swaps:
Average notional value — pays fixed rate	$18,700,000
Average notional value — receives fixed rate	$18,700,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	61

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$6,468		—
Forward foreign currency exchange contracts	552,614		$424,754
Options	173,775	[1]	212,314
Swaps — Centrally cleared	829		—
Swaps — OTC[2]	71,689		1,240,768

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$805,375		$1,877,836

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(7,297)		—

Total derivative assets and liabilities subject to an MNA	$798,078		$1,877,836

[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid (received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$35,147	$(14,143)	—	—	$21,004
Barclays Bank PLC	55,887	(55,887)	—	—	—
BNP Paribas S.A.	8,968	(8,028)	—	—	940
Citibank N.A.	95,858	(47,678)	—	—	48,180
Deutsche Bank AG	37,322	(37,322)	—	—	—
Goldman Sachs International	111,444	(111,444)	—	—	—
HSBC Bank PLC	124,198	(38,149)	—	—	86,049
JPMorgan Chase Bank N.A.	50,711	(50,711)	—	—	—
Morgan Stanley & Co. International PLC	15,660	(15,660)	—	—	—
Royal Bank of Scotland PLC	214,017	(87,888)	—	—	126,129
UBS AG	44,221	(32,794)	—	—	11,427
Westpac Banking Corp.	4,645	—	—	—	4,645

Total	$798,078	$(499,704)	—	—	$298,374

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$14,143	$(14,143)	—	—	—
Barclays Bank PLC	853,161	(55,887)	—	$(797,274)	—
BNP Paribas S.A.	8,028	(8,028)	—	—	—
Citibank N.A.	47,678	(47,678)	—	—	—
Credit Suisse International	412,333	—	—	(412,333)	—
Deutsche Bank AG	57,327	(37,322)	—	(20,005)	—
Goldman Sachs International	116,972	(111,444)	—	—	$5,528
HSBC Bank PLC	38,149	(38,149)	—	—	—
JPMorgan Chase Bank N.A.	188,800	(50,711)	—	—	138,089
Morgan Stanley & Co. International PLC	18,866	(15,660)	—	—	3,206
Northern Trust Co.	1,149	—	—	—	1,149
Royal Bank of Scotland PLC	87,888	(87,888)	—	—	—
State Street Bank & Trust Co.	548	—	—	—	548
UBS AG	32,794	(32,794)	—	—	—

Total	$1,877,836	$(499,704)	—	$(1,229,612)	$148,520

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]    Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$74,374,179	$18,351,873	$92,726,052
Common Stocks	$97,303	128,204	1,167,006	1,392,513
Corporate Bonds	—	372,614,728	1,163,250	373,777,978
Floating Rate Loan Interests	—	221,787,284	12,230,322	234,017,606
Foreign Agency Obligations	—	29,062,566	—	29,062,566
Investment Companies	737,035	—	—	737,035
Non-Agency Mortgage-Backed Securities	—	73,470,095	—	73,470,095
Other Interests	—	—	193,629	193,629
Preferred Securities	12,397,344	55,324,767	—	67,722,111
U.S. Government Sponsored Agency Securities	—	6,500,831	—	6,500,831
U.S. Treasury Obligations	—	5,283,010	—	5,283,010
Warrants	—	—	6,316	6,316
Unfunded Floating Rate Loan Interests[1]	—	1,433	—	1,433
Short-Term Securities	2,911,779	—	—	2,911,779
Options Purchased	—	173,775	—	173,775

Subtotal	$16,143,461	$838,720,872	$33,112,396	$887,976,729

Investments valued at NAV[2]				105,693

Total				$888,082,422

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Assets:
Foreign currency exchange contracts	—	$552,614	—	$552,614
Credit rate contracts	—	910	—	910
Interest rate contracts	$171,057	1,722,369	—	1,893,426
Liabilities:
Foreign currency exchange contracts	—	(637,068)	—	(637,068)
Credit rate contracts	—	(469,180)	—	(469,180)
Interest rate contracts	(44,999)	(1,726,724)	—	(1,771,723)

Total	$126,058	$(557,079)	—	$(431,021)

[1] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

2   As of August 31, 2016, certain of the Fund’s investments were fair valued using net asset value (“NAV”) per share as no quoted market value is available and have been excluded from the fair value hierarchy.

[3] Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$146,903	—	—	$146,903
Foreign currency at value	1,110,690	—	—	1,110,690
Cash pledged:
Futures contracts	973,470	—	—	973,470
Centrally cleared swaps	21,170	—	—	21,170
OTC — derivatives	1,680,000	—	—	1,680,000
Liabilities:
Cash received as collateral for reverse repurchase agreements	—	$(1,678,000)	—	(1,678,000)
Reverse repurchase agreements	—	(263,444,872)	—	(263,444,872)

Total	$3,932,233	$(265,122,872)	—	$(261,190,639)

During the year ended August 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	63

Schedule of Investments (concluded)	BlackRock Limited Duration Income Trust (BLW)

A reconciliation of Level 3 Investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Grand Total
Assets:
Opening balance, as of August 31, 2015[1]	$57,724,413	$620,087	$2,293,812	$11,940,990	$144,283	$26,648	$72,750,233
Transfers into Level 3[2]	—	—	—	7,516,959	—	—	7,516,959
Transfers out of Level 3[3]	(8,840,280)	—	(1,095,312)	(4,200,042)	—	—	(14,135,634)
Accrued discounts/premiums	(130,331)	—	2,409	22,494	—	—	(105,428)
Net realized gain (loss)	(9,169,698)	—	389	(355,349)	—	—	(9,524,658)
Net change in unrealized appreciation (depreciation)[4]	(170,260)	527,343	(37,659)	210,206	49,346	(20,332)	558,644
Purchases	13,081,500	19,576	—	5,998,854	—	—	19,099,930
Sales	(34,143,471)	—	(389)	(8,903,790)	—	—	(43,047,650)

Closing Balance, as of August 31, 2016	$18,351,873	$1,167,006	$1,163,250	$12,230,322	$193,629	$6,316	$33,112,396

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016[4]	$(457,361)	$527,343	$(37,659)	$228,553	$49,346	$(20,332)	$289,890

[1] The opening balance of preferred securities has been adjusted to exclude certain investments amounting to $105,693 that were valued using NAV per share as no quoted market value is available. The fair value of those investments have been excluded from the fair value hierarchy due to the adoption of the Accounting Standard Update related to Fair Value Measurement: Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

2   As of August 31, 2015, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2016, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

3   As of August 31, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4] Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2016

Statements of Assets and Liabilities

August 31, 2016	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]		BlackRock Limited Duration Income Trust (BLW)

Assets
Investments at value — unaffiliated[2]	$174,970,278	$807,445,159		$884,432,175
Investments at value — affiliated[3]	728,567	4,273,127		3,648,814
Cash	94,917	960,528		146,903
Cash pledged:
Futures contracts	5,700	23,000		973,470
Collateral — OTC derivatives	—	—		1,680,000
Centrally cleared swaps	—	—		21,170
Foreign currency at value[4]	669	8,783		1,110,690
Receivables:
Investments sold	2,175,524	8,470,239		4,769,396
Dividends — unaffiliated	—	—		31
Interest — unaffiliated	846,108	3,881,765		9,037,456
Variation margin on futures contracts	—	—		6,468
Variation margin on centrally cleared swaps	—	—		829
Reverse repurchase agreements	—	—		1,323,530
Dividends — affiliated	131	610		1,237
Swap premiums paid	—	—		70,779
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,920	17,590		552,614
OTC derivatives	6,714	30,617		910
Unfunded floating rate loan interests	1,293	11,116		1,433
Prepaid expenses	4,401	9,353		9,926

Total assets	178,837,222	825,131,887		907,787,831

Liabilities
Cash received as collateral for reverse repurchase agreements	—	—		1,678,000
Swap premiums received	—	—		790,299
Options written at value[5]	—	—		212,314
Reverse repurchase agreements	—	—		263,444,872
Payables:
Bank borrowings	44,000,000	225,000,000		—
Income dividends	71,451	94,014		94,887
Investment advisory fees	282,025	968,935		806,440
Investments purchased	10,369,090	48,226,398		15,084,600
Officer’s and Directors’ fees	2,815	12,452		366,624
Interest expense	44,563	226,240		—
Reverse repurchase agreements	—	—		937,370
Other accrued expenses	149,181	324,619		278,458
Unrealized depreciation on:
OTC derivatives	—	—		450,469
Forward foreign currency exchange contracts	1,833	8,416		424,754
Commitments and contingencies	—	—	[9]	—	[9]

Total liabilities	54,920,958	274,861,074		284,569,087

Net Assets	$123,916,264	$550,270,813		$623,218,744

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	65

Statements of Assets and Liabilities (concluded)

August 31, 2016	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)

Net Assets Consist of
Paid-in capital[6,7,8]	$128,319,712	$659,688,373	$701,014,215
Undistributed net investment income	782,070	3,653,152	8,760,255
Accumulated net realized loss	(4,649,419)	(105,600,349)	(90,169,850)
Net unrealized appreciation (depreciation)	(536,099)	(7,470,363)	3,614,124

Net Assets	$123,916,264	$550,270,813	$623,218,744

Net asset value per share	$13.70	$14.78	$16.84

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$175,522,906	$814,999,576	$880,758,653
[3] Investments at cost — affiliated	$722,488	$4,246,595	$3,645,437
[4] Foreign currency at cost	$763	$8,850	$1,119,059
[5] Premiums received	—	—	$328,503
[6] Par value per share	$0.001	$0.100	$0.001
[7] Shares outstanding	9,044,041	37,232,488	37,003,854
[8] Shares authorized	unlimited	200 million	unlimited
[9] See Note 4 and Note 12 of the Notes to Financial Statements for details of commitments and contingencies.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2016

Statements of Operations

Year Ended August 31, 2016	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)

Investment Income
Interest — unaffiliated	$8,124,625	$36,751,730	$55,559,738
Dividends — affiliated	3,113	11,110	21,817
Dividends — unaffiliated	1,390	9,102	709,523

Total income	8,129,128	36,771,942	56,291,078

Expenses
Investment advisory	1,614,703	5,475,116	4,669,403
Professional	95,050	190,254	162,711
Custodian	64,556	216,172	161,922
Accounting services	28,701	95,793	86,111
Transfer agent	24,356	66,634	82,104
Officer and Directors	12,929	57,386	99,507
Printing	9,014	16,534	19,248
Registration	8,252	12,645	12,594
Miscellaneous	35,699	27,213	113,338

Total expenses excluding interest expense	1,893,260	6,157,747	5,406,938
Interest expense	455,497	2,178,604	1,941,294

Total expenses	2,348,757	8,336,351	7,348,232
Less:
Fees waived by the Manager	(250)	(568)	(4,931)
Fees paid indirectly	—	(991)	(1,893)

Total expenses after fees waived and/or paid indirectly	2,348,507	8,334,792	7,341,408

Net investment income	5,780,621	28,437,150	48,949,670

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,938,897)	(10,199,924)	(26,718,422)
Futures contracts	(22,589)	(95,510)	(3,721,228)
Foreign currency transactions	140,736	589,212	3,026,449
Options written	—	—	1,229,506
Swaps	(21,104)	(93,848)	150,248

	(2,841,854)	(9,800,070)	(26,033,447)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,583,771	4,448,262	18,529,435
Investments — affiliated	6,079	26,532	3,378
Futures contracts	(843)	(3,734)	(358,633)
Foreign currency translations	(8,461)	(47,765)	93,769
Options written	—	—	116,190
Swaps	13,726	62,173	(466,046)
Unfunded floating rate loan interests	1,409	11,635	1,641

	1,595,681	4,497,103	17,919,734

Net realized and unrealized loss	(1,246,173)	(5,302,967)	(8,113,713)

Net Increase in Net Assets Resulting from Operations	$4,534,448	$23,134,183	$40,835,957

[1] Consolidated Statement of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	67

Statements of Changes in Net Assets

	BlackRock Defined Opportunity Credit Trust (BHL)		BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$5,780,621	$6,399,689	$28,437,150	$30,344,551
Net realized loss	(2,841,854)	(1,005,912)	(9,800,070)	(9,533,662)
Net change in unrealized appreciation (depreciation)	1,595,681	(2,405,881)	4,497,103	(7,959,758)

Net increase in net assets resulting from operations	4,534,448	2,987,896	23,134,183	12,851,131

Distributions to Shareholders[2]
From net investment income	(5,800,975)	(6,869,345)	(27,967,481)	(30,210,441)
From net realized gain	—	(1,286,571)	—	—

Decrease in net assets resulting from distributions to shareholders	(5,800,975)	(8,155,916)	(27,967,481)	(30,210,441)

Net Assets
Total decrease in net assets	(1,266,527)	(5,168,020)	(4,833,298)	(17,359,310)
Beginning of year	125,182,791	130,350,811	555,104,111	572,463,421

End of year	$123,916,264	$125,182,791	$550,270,813	$555,104,111

Undistributed net investment income, end of year	$782,070	$88,186	$3,653,152	$101,791

	BlackRock Limited Duration Income Trust (BLW)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2016	2015[1]

Operations
Net investment income	$48,949,670	$43,078,518
Net realized loss	(26,033,447)	(5,195,669)
Net change in unrealized appreciation (depreciation)	17,919,734	(29,105,235)

Net increase in net assets resulting from operations	40,835,957	8,777,614

Distributions to Shareholders[2]
From net investment income	(48,005,248)	(47,771,976)

Net Assets
Total decrease in net assets	(7,169,291)	(38,994,362)
Beginning of year	630,388,035	669,382,397

End of year	$623,218,744	$630,388,035

Undistributed net investment income, end of year	$8,760,255	$2,805,013

[1] Consolidated Statement of Changes in Net Assets.
[2] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2016

Statements of Cash Flows

Year Ended August 31, 2016	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$4,534,448	$23,134,183	$40,835,957
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	84,800,228	361,425,692	453,728,400
Purchases of long-term investments	(88,471,269)	(398,049,875)	(461,574,455)
Net proceeds from sales of short-term securities	33,952	—	2,846,197
Net purchases of short-term securities	—	(1,859,207)	—
Amortization of premium and accretion of discount on investments	(221,355)	(946,341)	926,467
Premiums paid on closing options written	—	—	(132,227)
Premiums received from options written	—	—	1,830,643
Net realized loss on investments and options written	2,977,829	10,383,145	25,538,065
Net unrealized gain on investments, options written, swaps, foreign currency translations, and unfunded floating rate loan interests	(1,589,512)	(4,469,281)	(18,297,523)
(Increase) Decrease in Assets:
Cash Pledged:
Collateral — reverse repurchase agreements	—	—	2,380,000
Collateral — OTC derivatives	—	—	(1,590,000)
Centrally cleared swaps	40,000	170,000	(19,900)
Futures contracts	6,000	22,000	(101,760)
Receivables:
Dividends — affiliated	(131)	(610)	(1,237)
Dividends — unaffiliated	—	—	21
Interest — unaffiliated	149,424	556,324	(108,613)
Swaps	—	—	1,531
Variation margin on futures contracts	563	2,531	139,456
Variation margin on centrally cleared swaps	—	—	16,055
Swap premiums paid	—	—	(55,920)
Prepaid expenses	(652)	(1,143)	(1,048)
Other assets	—	—	258,043
Increase (Decrease) in Liabilities:
Cash received as collateral for reverse repurchase agreements	—	—	1,678,000
Payables:
Swaps	—	—	(1,879)
Interest expense	9,040	65,004	119,042
Investment advisory fees	(5,757)	9,205	(50,963)
Officer’s and Directors’ fees	994	4,458	45,410
Other accrued expenses	(3,822)	(5,927)	(27,484)
Variation margin on futures contracts	—	—	(38,884)
Variation margin on centrally cleared swaps	(1,640)	(7,382)	(16,815)
Swap premiums received	—	—	783,356

Net cash provided by (used for) operating activities	2,258,340	(9,567,224)	49,107,935

Cash Provided by (Used for) Financing Activities
Dividends paid to Common Shareholders	(5,805,074)	(28,001,081)	(48,011,140)
Payments for offering costs	—	(785)	(785)
Increase (decrease) in bank overdraft	—	—	(41,790)
Payments on bank borrowings	(63,000,000)	(245,000,000)	—
Proceeds from bank borrowings	62,000,000	274,000,000	—
Net borrowing of reverse repurchase agreements	—	—	(190,545)

Net cash provided by (used for) financing activities	(6,805,074)	998,134	(48,244,260)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	69

Statements of Cash Flows (concluded)

Year Ended August 31, 2016	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$2	$(24)	$(3,526)

Cash and Foreign Currency
Net increase in cash and foreign currency at value	(4,546,732)	(8,569,114)	860,149
Cash and foreign currency at value at beginning of year	4,642,318	9,538,425	397,444

Cash and foreign currency at value at end of year	$95,586	$969,311	$1,257,593

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$446,457	$2,113,600	$1,822,252

[1] Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2016

Financial Highlights	BlackRock Defined Opportunity Credit Trust (BHL)

	Year Ended August 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$13.84	$14.41	$14.44	$14.12	$13.17

Net investment income[1]	0.64	0.71	0.77	0.87	0.85
Net realized and unrealized gain (loss)	(0.14)	(0.38)	0.03	0.30	0.90

Net increase from investment operations	0.50	0.33	0.80	1.17	1.75

Distributions: [2]
From net investment income	(0.64)	(0.76)	(0.83)	(0.85)	(0.80)
From net realized gain	—	(0.14)	—	—	—

Total distributions	(0.64)	(0.90)	(0.83)	(0.85)	(0.80)

Net asset value, end of year	$13.70	$13.84	$14.41	$14.44	$14.12

Market price, end of year	$13.42	$12.95	$13.84	$13.77	$13.94

Total Return[3]
Based on net asset value	3.91%	2.80%	5.98%	8.52%	13.94%

Based on market price	8.79%	0.15%	6.75%	4.82%	17.12%

Ratios to Average Net Assets
Total expenses	1.93%	2.01%	1.92%	1.92%	1.91%

Total expenses after fees waived and/or paid indirectly	1.93%	2.01%	1.92%	1.92%	1.91%

Total expenses after fees waived and/or paid indirectly and excluding interest expense	1.56%	1.64%	1.60%	1.58% [4]	1.61% [4]

Net investment income	4.75%	5.03%	5.31%	6.04%	6.24%

Supplemental Data
Net assets, end of year (000)	$123,916	$125,183	$130,351	$130,599	$127,455

Borrowings outstanding, end of year (000)	$44,000	$45,000	$55,000	$49,000	$55,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,816	$3,782	$3,370	$3,665	$3,317

Portfolio turnover rate	51%	42%	59%	85%	53%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing cost was 1.57% and 1.52%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	71

Consolidated Financial Highlights	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Year Ended August 31,
	2016	2015		2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of year	$14.91	$15.38		$15.36	$14.98		$14.04

Net investment income[1]	0.76	0.81		0.87	0.99		0.97
Net realized and unrealized gain (loss)	(0.14)	(0.47)		0.04	0.42		0.90

Net increase from investment operations	0.62	0.34		0.91	1.41		1.87

Distributions from net investment income[2]	(0.75)	(0.81)		(0.89)	(1.03)		(0.93)

Net asset value, end of year	$14.78	$14.91	[3]	$15.38	$15.36		$14.98

Market price, end of year	$13.70	$12.94		$14.26	$14.96		$15.20

Total Return[4]
Based on net asset value	5.00%	2.88%	[3]	6.45%	9.68%		13.91%

Based on market price	12.14%	(3.71)%		1.33%	5.28%		21.74%

Ratios to Average Net Assets
Total expenses	1.54%	1.56%		1.48%	1.54%	[5]	1.67%	[6]

Total expenses after fees waived and/or paid indirectly	1.54%	1.56%		1.48%	1.52%	[5]	1.67%	[6]

Total expenses after fees waived and/or paid indirectly and excluding interest expense	1.14%	1.19%		1.15%	1.15%	[5,7]	1.35%	[6,7]

Net investment income	5.27%	5.39%		5.65%	6.49%		6.67%

Supplemental Data
Net assets, end of year (000)	$550,271	$555,104		$572,463	$571,802		$276,990

Borrowings outstanding, end of year (000)	$225,000	$196,000		$235,000	$214,000		$117,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,446	$3,832		$3,436	$3,672		$3,367

Portfolio turnover rate	48%	43%		58%	88%		53%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense would have been 1.52%, 1.52% and 1.15%, respectively.

[6]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense would have been 1.61%, 1.61% and 1.29%, respectively.

[7]

For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and/or paid indirectly and excluding interest expense and borrowing costs were 1.14% and 1.26%, respectively.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2016

Financial Highlights	BlackRock Limited Duration Income Trust (BLW)

	Year Ended August 31,
	2016	2015[1]		2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of year	$17.04	$18.09		$17.54	$17.38	$16.52

Net investment income[2]	1.32	1.16		1.26	1.30	1.31
Net realized and unrealized gain (loss)	(0.22)	(0.92)		0.51	0.25	0.88

Net increase from investment operations	1.10	0.24		1.77	1.55	2.19

Distributions from net investment income[3]	(1.30)	(1.29)		(1.22)	(1.39)	(1.33)

Net asset value, end of year	$16.84	$17.04	[4]	$18.09	$17.54	$17.38

Market price, end of year	$15.74	$14.60		$16.81	$16.89	$18.00

Total Return[5]
Based on net asset value	7.78%	2.23%	[4]	10.77%	9.13%	13.86%

Based on market price	17.59%	(5.74)%		6.89%	1.47%	21.68%

Ratios to Average Net Assets
Total expenses	1.21%	1.15%		1.14%	1.12%	1.05%

Total expenses after fees waived and/or paid indirectly	1.21%	1.15%		1.14%	1.12%	1.05%

Total expenses after fees waived and/or paid indirectly and excluding interest expense	0.89%	0.92%		0.92%	0.90%	0.89%

Net investment income	8.04%	6.65%		7.00%	7.34%	7.82%

Supplemental Data
Net assets, end of year (000)	$623,219	$630,388		$669,382	$649,120	$642,391

Borrowings outstanding, end of year (000)	$263,445	$264,036		$293,890	$273,347	$296,476

Portfolio turnover rate	54%	47%		57%	71%	54%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	73

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Defined Opportunity Credit Trust	BHL	Delaware	Diversified
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset value (“NAV”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of FRA include the accounts of FRA Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of FRA, the Taxable Subsidiary enables FRA to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for FRA. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for FRA. FRA may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $2,087,439, which is 0.4% of FRA’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to FRA.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

74	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of August 31, 2016, certain investments of BLW were valued using NAV per share as no quoted market value is available and have been excluded from the fair value hierarchy.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time.) U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign

ANNUAL REPORT	AUGUST 31, 2016	75

Notes to Financial Statements (continued)

exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments has been included in the Schedules of Investments.

76	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

ANNUAL REPORT	AUGUST 31, 2016	77

Notes to Financial Statements (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

78	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
BHL	$159,025	$157,435	$158,728	$1,293
FRA	$1,034,089	$1,022,211	$1,033,327	$11,116
BLW	$176,218	$174,456	$175,889	$1,433

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a Fund to make future cash payments. As of August 31, 2016, BLW had outstanding commitments of $5,600,000 in connection with the Chapter 11 cases of Energy Future Holding Corp., et al. These commitments are not included in the net assets of BLW as of August 31, 2016.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the year ended August 31, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BLW were $240,524,888 and 0.81%, respectively.

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and the counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

ANNUAL REPORT	AUGUST 31, 2016	79

Notes to Financial Statements (continued)

As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
Barclays Capital, Inc.	$5,371,083	$(5,371,083)	—	—
BNP Paribas Securities Corp.	21,768,754	(21,768,754)	—	—
Credit Suisse Securities (USA) LLC	18,418,497	(18,418,497)	—	—
Deutsche Bank Securities, Inc.	68,744,083	(68,744,083)	—	—
HSBC Securities (USA), Inc.	46,200,850	(46,200,850)	—	—
RBC Capital Markets LLC	79,898,500	(79,898,500)	—	—
UBS Ltd.	23,043,105	(23,043,105)	—	—

Total	$263,444,872	$(263,444,872)	—	—

[1]

Net collateral with a value of $305,114,783 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

80	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

ANNUAL REPORT	AUGUST 31, 2016	81

Notes to Financial Statements (continued)

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

82	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

For such services, FRA pays the Manager a monthly fee based on an annual rate of 0.75% of the average daily value of the Fund’s net assets, plus the proceeds of any outstanding debt securities or borrowings used for leverage. For purposes of calculating this fee, “net assets” means the total assets of the Fund minus the sum of the accrued liabilities.

For such services, BLW pays the Manager a monthly fee based on an annual rate of 0.55% of the average weekly value of the Fund’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, BHL pays the Manager a monthly fee based on an annual rate of 1.00% of the average daily value of the Fund’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Funds pay the Manager based on the Funds’ net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

Distribution Fees: FRA and BLW have entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of FRA and BLW Common Shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, FRA and BLW will compensate BRIL with respect to sales of Common Shares at a commission rate of 1.00% of the gross proceeds of the sale of FRA and BLW’s Common Shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL.

Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended August 31, 2016, the amounts waived were as follows:

	BHL	FRA	BLW
Amounts waived	$250	$568	$4,931

Officers and Directors: Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended August 31, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BLW	$103,625	$17,594	$1,122

7. Purchases and Sales:

For the year ended August 31, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	BHL	FRA	BLW
Non-U.S. Government Securities	$91,566,994	$413,673,956	$453,040,270
U.S. Government Securities	—	—	14,110,026

Total Purchases	$91,566,994	$413,673,956	$467,150,296

Sales	BHL	FRA	BLW
Non-U.S. Government Securities (includes paydowns)	$85,155,757	$361,928,249	$447,520,852
U.S. Government Securities	—	—	9,328,317

Total Sales	$85,155,757	$361,928,249	$456,849,169

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with the respect to any taxes related to the Taxable Subsidiaries.

ANNUAL REPORT	AUGUST 31, 2016	83

Notes to Financial Statements (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, limitations on the utilization of capital loss carryforwards and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BHL	FRA	BLW
Paid-in capital	—	$(116,203)	$(284,006)
Undistributed net investment income	$714,238	$3,081,692	$5,010,820
Accumulated net realized loss	$(714,238)	$(2,965,489)	$(4,726,814)

The tax character of distributions paid was as follows:

		BHL	FRA	BLW
Ordinary income	8/31/2016	$5,800,975	$27,967,481	$48,005,248
	8/31/2015	$6,869,345	$30,210,441	$47,771,976
Long term Capital Gains	8/31/2016	—	—	—
	8/31/2015	$1,286,571	—	—

Total	8/31/2016	$5,800,975	$27,967,481	$48,005,248

	8/31/2015	$8,155,916	$30,210,441	$47,771,976

As of period end the tax components of accumulated net losses were as follows:

	BHL	FRA	BLW
Undistributed ordinary income	$795,743	$4,056,368	$7,679,559
Capital loss carryforwards	(4,624,408)	(102,534,281)	(88,633,611)
Net unrealized gains (losses)[1]	(574,783)	(10,939,647)	3,158,581

Total	$(4,403,448)	$(109,417,560)	$(77,795,471)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, the deferral of compensation to directors, the classification of investments and investments in wholly owned subsidiaries.

As of August 31, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	BHL	FRA	BLW
No expiration date[1]	$4,624,408	$21,876,470	$41,127,468
2017	—	50,735,721	9,996,868
2018	—	27,716,009	37,509,275
2019	—	2,206,081	—

Total	$4,624,408	$102,534,281	$88,633,611

[1]	Must be utilized prior to losses subject to expiration.

As of August 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BHL	FRA	BLW
Tax cost	$176,270,745	$822,627,876	$883,683,092

Gross unrealized appreciation	$1,267,843	$6,629,598	$24,638,069
Gross unrealized depreciation	(1,839,743)	(17,539,188)	(20,240,172)

Net unrealized appreciation (depreciation)	$(571,900)	$(10,909,590)	$4,397,897

9. Bank Borrowings:

BHL and FRA are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Funds. As of period end, the Funds have not received any notice to terminate. BHL and FRA have granted a security interest in substantially all of their assets to SSB.

84	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts*
BHL	$61,000,000
FRA	$274,000,000

*	Prior to August 31, 2016, the maximum commitment amount for BHL and FRA was $64,000,000 and $280,000,000, respectively.

Advances will be made by SSB to BHL or FRA, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, BHL and FRA paid a facility fee and may pay a commitment fee (based on the daily unused portion of the commitments). The commitment fees are waived if BHL and FRA meet certain conditions. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BHL and FRA as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BHL and FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2016, the average amount of bank borrowings and the daily weighted average interest rates for BHL and FRA under the revolving credit agreements were as follows:

	Average Amount of Bank Borrowings	Daily Weighted Average Interest Rate
BHL	$39,890,710	1.14%
FRA	$190,486,339	1.15%

10. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

BHL is scheduled to terminate no later than December 31, 2017. BHL is not a term trust and its investment objective and policies are not designed to return the initial offering price per share to investors. BHL will distribute substantially all of its net assets to shareholders in connection with its scheduled termination. As BHL approaches its scheduled termination date, it is expected that the maturity of BHL’s portfolio securities will shorten, which is likely to reduce BHL’s income and distributions to shareholders.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

ANNUAL REPORT	AUGUST 31, 2016	85

Notes to Financial Statements (continued)

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

BHL and BLW are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

For the year ended August 31, 2016 and the year ended August 31, 2015, shares issued and outstanding remained constant.

FRA and BLW each filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing them to issue an additional 3,050,000 and 3,750,000 Common Shares, respectively, through a Shelf Offering. Under the Shelf Offering, FRA and BLW, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above FRA’s and BLW’s NAV per Common Share (calculated within 48 hours of pricing). Neither FRA nor BLW has issued any Common Shares through its respective Shelf Offering. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by FRA and BLW in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to FRA, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that FRA and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that FRA and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. FRA cannot predict the outcome of the lawsuit, or the effect, if any, on FRA’s net asset value. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by FRA but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $668,165.

86	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (concluded)

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid[1]	Declared[2]
BHL	$0.0510	$0.0510
FRA	$0.0610	$0.0610
BLW	$0.0870	$0.0870

[1]	Net investment income dividend paid on September 30, 2016 to Common Shareholders of record on September 15, 2016.

[2]	Net investment income dividend declared on October 3, 2016, payable to Common Shareholders of record on October 14, 2016.

On October 26, 2016, the Board approved an open market share repurchase program that allows FRA and BLW to purchase up to 5% of their outstanding common shares from time to time in open market transactions through November 30, 2017, subject to certain conditions. There is no assurance that FRA or BLW will purchase shares in any particular amounts.

ANNUAL REPORT	AUGUST 31, 2016	87

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Floating Rate Income Strategies Fund, Inc. and to the Shareholders and Board of Trustees of BlackRock Defined Opportunity Credit Trust and BlackRock Limited Duration Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Defined Opportunity Credit Trust (the “Fund”) as of August 31, 2016, and its related statements of operations and cash flows for the year then ended, its statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Floating Rate Income Strategies Fund, Inc. (the “Fund”) as of August 31, 2016, and its related consolidated statements of operations and consolidated cash flows for the year then ended, its consolidated statements of changes in net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended.

We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Limited Duration Income Trust (collectively with the Funds mentioned above, the “Funds”) as of August 31, 2016, and its related statements of operations and cash flows for the year then ended, its statement of changes in net assets for the year ended August 31, 2016 and its consolidated statement of changes in net assets for the year ended August 31, 2015, and its financial highlights for the year ended August 31, 2016 and its consolidated financial highlights for each of the four years in the period ended August 31, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Defined Opportunity Credit Trust as of August 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, and the consolidated financial position of BlackRock Floating Rate Income Strategies Fund, Inc., as of August 31, 2016, the consolidated results of its operations and its consolidated cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended; and the financial position of BlackRock Limited Duration Income Trust, as of August 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended August 31, 2016 and the consolidated changes in its net assets for the year ended August 31, 2015, its financial highlights for the year ended August 31, 2016 and its consolidated financial highlights for each of the four years in the period ended August 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 28, 2016

Important Tax Information (Unaudited)

During the fiscal year ended August 31, 2016, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	BHL	FRA	BLW
Qualified Dividend Income for Individuals[1]	September 2015—December 2015	—	—	6.00%
	January 2016—August 2016	—	—	5.36%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	September 2015—December 2015	—	—	5.35%
	January 2016—August 2016	—	—	5.91%
Interest-Related Dividends for Non-U.S. Residents[2]	September 2015—December 2015	79.27%	78.58%	53.54%
	January 2016—August 2016	81.00%	80.81%	78.32%

[1]	The Funds hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

88	ANNUAL REPORT	AUGUST 31, 2016

Disclosure of Investment Advisory Agreements

The Board of Trustees or the Board of Directors, as applicable (the “Board,” the members of which are referred to as “Board Members”), of BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW” and together with BHL and FRA, each a “Trust,” and, collectively, the “Trusts”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and, collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”) with respect to BHL and FRA, as well as the performance of BLW as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	AUGUST 31, 2016	89

Disclosure of Investment Advisory Agreements (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with the equity shelf programs of FRA and BLW and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category, a Customized Peer Group with respect to BHL and FRA and the performance of BLW as compared with its custom benchmark. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can

90	ANNUAL REPORT	AUGUST 31, 2016

Disclosure of Investment Advisory Agreements (continued)

be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BHL noted that for the one-, three- and five-year periods reported, BHL ranked in the first, first and third quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for BHL.

The Board of FRA noted that for each of the one-, three- and five-year periods reported, FRA ranked in the first quartile, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for FRA.

The Board of BLW noted that for each of the one-, three- and five-year periods reported, BLW exceeded its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BLW.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of BHL noted that BHL’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers. The Board of BHL also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board of BHL a supplemental peer analysis consisting of a fund that is generally similar to BHL. The Board of BHL noted that BHL’s actual management fee and total expense ratio each were lower than the comparable fund.

The Board of each of FRA and BLW noted that the contractual management fee rate of each of FRA and BLW ranked in the first quartile, and that the actual management fee rate and total expense ratio of each of FRA and BLW each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. The Board considered the Trust’s asset levels and whether the current fee was appropriate.

ANNUAL REPORT	AUGUST 31, 2016	91

Disclosure of Investment Advisory Agreements (concluded)

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board of each of FRA and BLW noted that although FRA and BLW may from time to time make additional share offerings pursuant to its equity shelf program, the growth of the assets of FRA and BLW will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of auction rate preferred shares (“AMPS”) for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

92	ANNUAL REPORT	AUGUST 31, 2016

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state and local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N. A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P. O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	AUGUST 31, 2016	93

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not- for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non- profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited—Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

94	ANNUAL REPORT	AUGUST 31, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of Blackrock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None

[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director serves until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

ANNUAL REPORT	AUGUST 31, 2016	95

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Distributor[1] BlackRock Investments, LLC New York, NY 10022	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

[1]	For FRA and BLW.

96	ANNUAL REPORT	AUGUST 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Directors as follows:

	Catherine A. Lynch[1]			Richard E. Cavanagh[2]			Cynthia L. Egan[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHL	8,262,326	176,102	0	8,264,494	173,934	0	8,263,030	175,398	0
BLW	31,867,214	507,535	0	31,845,493	529,256	0	31,846,296	528,453	0
	Jerrold B. Harris[2]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHL	8,263,036	175,392	0	8,259,009	179,419	0
BLW	31,831,650	543,099	0	31,859,493	515,256	0

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Frank J. Fabozzi, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski, and Karen P. Robards.

[1]	Class II.
[2]	Class III.

Approved the Directors as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	33,551,180	435,160	0	33,531,174	455,166	0	33,560,416	425,924	0
	Frank J. Fabozzi			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	33,537,236	449,104	0	33,529,160	457,180	0	33,527,855	458,485	0
	W. Carl Kester			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	33,544,064	442,276	0	33,551,576	434,764	0	33,553,314	433,026	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	33,555,712	430,628	0	33,557,433	428,907	0

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	AUGUST 31, 2016	97

Additional Information (continued)

General Information

BHL does not make available copies of its Statement of Additional Information because BHL’s shares are not continuously offered, which means that BHL’s Statement of Additional Information has not been updated after the completion of BHL’s offering and the information contained in BHL’s Statement of Additional Information may have become outdated.

In accordance with Section 23(c) of the 1940 Act, notice is hereby given that FRA and BLW may from time to time purchase their common shares in open market transactions.

BLW and FRA’s respective Statements of Additional Information include additional information about their respective Boards and are available, without charge upon request by calling (800) 882-0052.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

98	ANNUAL REPORT	AUGUST 31, 2016

Additional Information (concluded)

Shelf Offering Program

From time-to-time, the Funds may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Funds may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow the Funds to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

BHL has not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If the Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

BLW and FRA each have filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectuses of BLW and FRA are not offers to sell BLW or FRA Common Shares or solicitations of an offer to buy BLW or FRA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BLW and FRA contain important information about the Funds, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BLW and FRA carefully and in their entirety before investing. Copies of the final prospectuses for BLW and FRA can be obtained from BlackRock at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2016	99

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-8/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.
Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$74,688	$74,688	$0	$4,000	$25,056	$25,056	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

[1] The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2] The nature of the services includes tax compliance, tax advice and tax planning.
[3] Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.
(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)  None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$25,056	$25,056

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)  The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2016.

	(a)(1)	The registrant is managed by a team of investment professionals comprised of C. Adrian Marshall, Director at BlackRock and Joshua Tarnow, Managing Director at BlackRock. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Marshall and Tarnow have been members of the registrant’s portfolio management team since 2009 and 2016, respectively.

Portfolio Manager	Biography
C. Adrian Marshall	Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.
Joshua Tarnow	Managing Director of BlackRock, Inc. since 2009; Senior Partner at R3 Capital Partners from 2008 to 2009; Managing Director at Lehman Brothers from 2006 to 2008.

(a)(2) As of August 31, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joshua Tarnow	6	6	5	0	0	1
	$8.21 Billion	$490.4 Million	$628.7 Million	$0	$0	$251.9 Million
C. Adrian Marshall	7	20	18	0	2	0
	$5.04 Billion	$6.70 Billion	$4.01 Billion	$0	$0.20 Million	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

            BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Marshall and Tarnow may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Marshall and Tarnow may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

  As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

            Discretionary Incentive Compensation.  Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
C. Adrian Marshall	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups
Joshua Tarnow	Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

  Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
C. Adrian Marshall	$10,001-$50,000
Joshua Tarnow	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 3, 2016